NETS™ FUNDS — SINGLE MARKET SERIES PROSPECTUS

March 17, 2008,

as revised November 5, 2008

NETS™ S&P/ASX 200 Index Fund (Australia)	NETS™ IPC® Index Fund (Mexico)
NETS™ BEL 20® Index Fund (Belgium)	NETS™ AEX-index® Fund (The Netherlands)
NETS™ FTSE All-World Canada Index Fund	NETS™ PSI 20® Index Fund (Portugal)
NETS™ Hang Seng China Enterprises Index Fund	NETS™ RTS Index Fund (Russia)
NETS™ CAC40® Index Fund (France)	NETS™ FTSE Singapore Straits Times Index Fund
NETS™ DAX® Index Fund (Germany)	NETS™ FTSE/JSE Top 40 Index Fund (South Africa)
NETS™ Hang Seng Index Fund (Hong Kong)	NETS™ OMXS30 Index Fund (Sweden)
NETS™ ISEQ 20™ Index Fund (Ireland)	NETS™ SLI Index Fund (Switzerland)
NETS™ TA-25 Index Fund (Israel)	NETS™ TAIEX Index Fund (Taiwan)
NETS™ S&P/MIB Index Fund (Italy)	NETS™ FTSE SET Large Cap Index Fund (Thailand)
NETS™ TOPIX® Index Fund (Japan)	NETS™ FTSE 100 Index Fund (United Kingdom)
NETS™ FTSE Bursa Malaysia 100 Index Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NETS™ Funds

NETS Trust, a Maryland business trust (the “Trust”), is a registered investment company that currently consists of 25 separate investment portfolios. This Prospectus relates to the following 23 investment portfolios, each a “Fund” and collectively, the “Funds.”

NETS™ S&P/ASX 200 Index Fund (Australia)

NETS™ BEL 20® Index Fund (Belgium)

NETS™ FTSE All-World Canada Index Fund

NETS™ Hang Seng China Enterprises Index Fund

NETS™ CAC40® Index Fund (France)

NETS™ DAX® Index Fund (Germany)

NETS™ Hang Seng Index Fund (Hong Kong)

NETS™ ISEQ 20™ Index Fund (Ireland)

NETS™ TA-25 Index Fund (Israel)

NETS™ S&P/MIB Index Fund (Italy)

NETS™ TOPIX® Index Fund (Japan)

NETS™ FTSE Bursa Malaysia 100 Index Fund

NETS™ IPC® Index Fund (Mexico)

NETS™ AEX-index® Fund (The Netherlands)

NETS™ PSI 20® Index Fund (Portugal)

NETS™ RTS Index Fund (Russia)

NETS™ FTSE Singapore Straits Times Index Fund

NETS™ FTSE/JSE Top 40 Index Fund (South Africa)

NETS™ OMXS30 Index Fund (Sweden)

NETS™ SLI Index Fund (Switzerland)

NETS™ TAIEX Index Fund (Taiwan)

NETS™ FTSE SET Large Cap Index Fund (Thailand)

NETS™ FTSE 100 Index Fund (United Kingdom)

Shares of each Fund are or will be listed on a national securities exchange (each a “Listing Exchange”), such as the NYSE Arca or the NASDAQ. Each Fund’s shares will trade at market prices on the respective Listing Exchange. Market prices for a Fund’s shares may be different from its net asset value per share (“NAV”). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems shares at its NAV only in blocks of 100,000 or more shares, depending on the Fund, or multiples thereof (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors known as Authorized Participants may purchase or redeem Creation Units.

Except when aggregated in Creation Units, shares of each Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund at NAV.

An investment in a Fund is not a deposit of any bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation, any government agency or Northern Trust. An investment in a Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated March 17, 2008, as revised November 5, 2008

FOR MORE INFORMATION	Back Cover
Annual/Semiannual Reports	Back Cover
Statement of Additional Information	Back Cover

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Funds’ investment adviser, Northern Trust Investments, N.A. (“NTI”), or the Funds’ distributor, Foreside Fund Services, LLC (the “Distributor”).

OVERVIEW

Introduction

This Prospectus provides the information you need to make an informed decision about investing in the Funds described beginning on page 17. It contains important facts about the Trust as a whole and each Fund in particular.

Each Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its “Underlying Index”). Each Underlying Index is a group of securities that the sponsor of an index (an “Index Provider”) selects as representative of a specific market, market segment or industry sector. Each Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index. Additional information regarding each Index Provider is provided in the section entitled More Information about Underlying Indices and Index Providers on page 122.

Each Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund may not be appropriate as a complete investment program.

NTI, the investment adviser to each Fund, is a subsidiary of The Northern Trust Company (“TNTC”), which is a subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI and its affiliates are not affiliated with any Index Provider. Unless otherwise indicated, NTI, TNTC and Northern Trust Corporation are referred to collectively in this Prospectus as “Northern Trust.”

The Principal Investment Strategies of the Funds and the Principal Risk Factors Common to All Funds sections discuss the principal strategies and risks applicable to the Funds, while the Description of the NETS™ Funds section provides important information about each Fund, including a brief description of each Fund’s Underlying Index and principal risks specific to that Fund.

The Trust also offers other investment portfolios in a separate prospectus, including the NETS™ Tokyo Stock Exchange REIT Index Fund and the NETS™ FTSE CNBC Global 300 Index Fund.

Investment Objectives of the Funds

Each Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index.

Each of the Funds’ investment objectives and Underlying Index may be changed without shareholder approval. Shareholders will be given 60 days’ prior notice of any such change.

The Board of Trustees of the NETS Trust (the “Board”) reserves the right to substitute a replacement index if: an Index Provider of any Underlying Index of a Fund no longer calculates the index, the Underlying Index license is terminated for any reason, the identity or the character of the Underlying Index is materially changed, or for any other reason determined by the Board in good faith. If the Board determines that it is impracticable to substitute a replacement index, it will take whatever action is deemed to be in the best interests of the Fund’s shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

NTI uses a “passive” or indexing approach to try to achieve each Fund’s investment objective. Unlike many investment companies, the Funds do not try to “beat” the indices they track and do not seek temporary defensive positions when markets decline or appear overvalued.

Each Fund will normally invest at least 90% of its total assets in the securities of its Underlying Index and in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Euro Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”) based on the securities in its Underlying Index. The NETS™ IPC® Index Fund (Mexico) will invest at least 90% of its total assets only in the securities of its Underlying Index.

Each Fund may also invest up to 10% of its assets (its “10% Asset Basket”) in certain futures, options and swap contracts (which may be leveraged and are considered derivatives), cash and cash equivalents, as well as in stocks not included in its Underlying Index, but which NTI believes will help the Fund track its Underlying Index.

NTI uses a representative sampling indexing strategy or a replication strategy to manage the Funds. The Description of the NETS™ Funds section describes the indexing strategy of each Fund.

Representative Sampling

“Representative sampling” is investing in a representative sample of securities in the relevant Underlying Index, which has a similar investment profile as the relevant Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use representative sampling may or may not hold all of the securities that are included in the relevant Underlying Index.

Replication Strategy

“Replication strategy” is investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index.

Correlation

Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while a Fund is an actual investment portfolio. The performance of a Fund and its

Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions (such as diversification requirements that apply to the Funds but not to the Underlying Index) and timing variances.

NTI expects that, over time, the correlation between each Fund’s performance and that of its Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. A Fund using a replication strategy can be expected to have a greater correlation to its Underlying Index than a Fund using a representative sampling.

Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures.

Industry Concentration Policy

None of the Funds will concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries.

PRINCIPAL RISK FACTORS COMMON TO ALL FUNDS

Each Fund is subject to the principal risks described below. Additional principal risks associated with a Fund are discussed under the description of that Fund in the Description of the NETS™ Funds section. Some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indices may underperform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk

If the Underlying Index of a Fund concentrates in a particular market, industry, group of industries or sector or asset class, that Fund may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, a Fund that concentrates in a single market, industry, group of industries, sector or asset class may be more susceptible to any single economic, market, political or regulatory occurrence affecting that market, industry, group of industries, sector or asset class. The Underlying Indexes of the following Funds may be concentrated in financial companies at times: NETS™ S&P/ASX 200 Index Fund, NETS™ BEL 20® Index Fund (Belgium), NETS™ FTSE All-World Canada Index Fund, NETS™ Hang Seng China Enterprises Index Fund, NETS™ Hang Seng Index Fund (Hong Kong), NETS™ ISEQ 20™ Index Fund (Ireland), NETS™ TA-25 Index Fund (Israel), NETS™ S&P/MIB Index Fund (Italy), NETS™ FTSE Bursa Malaysia 100 Index Fund, NETS™ AEX-index® Fund (The Netherlands), NETS™ PSI 20® Index Fund (Portugal), NETS™ FTSE Singapore Straits Times Index Fund, NETS™ OMXS30 Index Fund (Sweden), NETS™ SLI Index Fund (Switzerland) and NETS™ FTSE 100 Index Fund (United Kingdom). Each Fund invests substantially all of its assets in the equity markets of a single country outside the U.S.

Counterparty Risk

Counterparty Risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Funds may use these instruments to help the Funds track their respective Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Emerging Market Risk

Emerging market risk applies only to the following Funds: NETS™ Hang Seng China Enterprises Index Fund, NETS™ TA-25 Index Fund (Israel), NETS™ FTSE Bursa Malaysia 100 Index Fund, NETS™ IPC® Index Fund (Mexico), NETS™ RTS Index Fund (Russia), NETS™ FTSE/JSE Top 40 Index Fund (South Africa), NETS™ TAIEX Index Fund (Taiwan) and NETS™ FTSE SET Large Cap Index Fund (Thailand).

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin, Central and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, Northern Trust and its clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of a Fund’s currency exposure in emerging countries may not be covered by such instruments.

Foreign Security Risk

Each Fund invests substantially all of its assets within the equity markets of a single country outside of the U.S. Foreign markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war and/or terrorism. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company.

Geographic Risk

Each Fund concentrates its assets in a particular country. This concentration will subject a Fund to risks associated with that particular country, such as general and local economic, political and social conditions.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of a Fund’s distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline. Recent developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. These developments have also had an effect on the broader economy. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper a company’s ability to obtain loans for anticipated projects or ongoing needs, which could affect its performance.

Management Risk

Each Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, NTI’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. NTI does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

Absence of Prior Active Market

Although the shares of the Funds described in this Prospectus are or will be listed for trading on Listing Exchanges and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Fund shares may be halted by a Listing Exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of any Fund will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their most recently calculated NAV. The per share NAV of each Fund is calculated at the end of each business day and will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of a Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), NTI believes that large discounts or premiums to the NAV of a Fund’s shares should not be sustained. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

Since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Secondary Market Trading Risk

Shares of the Funds may trade in the secondary market on days when the Funds do not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Tracking Risk

Tracking risk is the risk that a Fund’s performance may vary substantially from the performance of the Underlying Index it tracks as a result of imperfect correlation between a Fund’s securities and those of the Underlying Index. Imperfect correlation may result from share purchases and redemptions, expenses, changes in the Underlying Indexes, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions (such as tax-related diversification requirements that apply to the Funds but not to the Underlying Index) and timing variances, among other factors.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top largest holdings of each Fund can be found at www.netsetfs.com. Fund fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-866-928-NETS.

DESCRIPTION OF THE NETS™ FUNDS

NETS™ S&P/ASX 200 Index Fund (Australia)

CUSIP: 64118K506

Trading Symbol: AUS

Underlying Index: S&P/ASX 200 Index

Investment Objective

The NETS™ S&P/ASX 200 Index Fund (Australia) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Australian market, as measured by the S&P/ASX 200 Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a float-adjusted, market capitalization-weighted index consisting of the largest 200 stocks listed on the Australian Stock Exchange. As of March 13, 2008, the Underlying Index’s three largest stocks were BHP Billiton Limited, Commonwealth Bank of Australia and National Australia Bank Limited and its three largest industries were financials, materials and consumer staples. As of March 13, 2008, the capitalization of companies represented in the Underlying Index ranged from approximately $83.4 million to $113.8 billion. The Fund uses a replication strategy in seeking to track the Underlying Index.

Principal Risks

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Australia. The Australian economy is dependent to a significant extent on the economies of its key trading partners. Japan, China and South Korea are Australia’s largest trading partners and account for approximately 40% of its exports. These three countries are, in turn, dependent on the economies of each other and other Asian countries. Reduction in spending on Australian products and services, or changes in any of the Asian economies may cause an adverse impact in the Australian economy.

Most Asian economies are characterized by periods of over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. China, in particular, has suffered social strife, inadequate job growth and corruption as it seeks to decentralize its economy. The Chinese government exercises significant control over China’s economic growth through allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment for particular industries or companies. Currency devaluations in any one Asian country can have a significant effect on the entire Asian region. Economic downturns and significant volatility have characterized most Asian economies more recently. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region. Many Asian countries, including China, Japan and South Korea, are prone to frequent typhoons, damaging floods, earthquakes and/or other natural disasters, which may adversely impact their economies.

The agricultural and mining sectors of Australia’s economy account for the majority of its exports. Therefore, Australia is susceptible to fluctuations in the commodity markets and, in particular, in the price of and demand for agricultural products and natural resources.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $2,400 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $2,400 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $14,416 if the Creation Unit is redeemed after one year, and $40,106 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ BEL 20® Index Fund (Belgium)

CUSIP: 64118K704

Trading Symbol: BRU

Underlying Index: BEL 20®

Investment Objective

The NETS™ BEL 20® Index Fund (Belgium) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities listed on the Euronext Brussels, as represented by the BEL 20® (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index consists of the 20 most liquid Belgian company shares listed on the Euronext Brussels. As of March 13, 2008, the Underlying Index’s three largest stocks were Suez, Fortis SA/NV and KBC Group NV and its three largest industries were financials, utilities and consumer goods. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Belgium. Belgium has few natural resources and therefore imports substantial amounts of new materials. It also exports large volumes of manufactured products. Its key trading partners are the other Western European developed nations. Any reductions by these nations on spending on Belgium’s exports could adversely impact its economy. Many of these Western European developed nations are member states of the European Union and Economic and Monetary Union of the European Union (“EMU”). As a result, these member states are dependent upon one another economically and politically.

The European Central Bank has control over each member country’s monetary policies, including inflation rates, deficit levels, interest rates, debt levels and fiscal and monetary controls. These monetary policies may significantly impact other European countries who are not members of the EMU. Therefore, the member countries no longer control their own monetary policies by, for example, directing independent interest rates for their currencies. The national governments of the member countries, however, have retained the authority to set tax and spending policies and public debt levels.

On January 1, 1999, the EMU introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those change on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, votes in France and the Netherlands rejected ratification of the EU Constitution, causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Fund.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $700 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $700 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $12,716 if the Creation Unit is redeemed after one year, and $38,406 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ FTSE All-World Canada Index Fund

CUSIP: 64118K712

Trading Symbol: TRNO

Underlying Index: FTSE All-World Canada Index

Investment Objective

The NETS™ FTSE All-World Canada Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Canadian market, as represented by the FTSE All-World Canada Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a free-float adjusted market-capitalization weighted index consisting of the largest and most liquid stocks traded primarily on the Toronto Stock Exchange. Each security in the Underlying Index is a current constituent of the FTSE All-World Index. As of September 9, 2008, the Underlying Index’s three largest stocks were Royal Bank of Canada, Research in Motion and Manulife Financial and its three largest industries were Financial, Energy and Materials. As of September 9, 2008, the capitalization of companies represented in the Underlying Index ranged from approximately $432.9 million to $59.0 billion. The Fund uses a replication strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Canada. The Canadian economy is highly dependent on international trade. Exports account for approximately one-third of Canada’s gross domestic product. The U.S. is Canada’s single largest trading and investment partner, accounting for approximately 80% of its exports and 65% of its imports. Any changes in the supply, demand, price or other economic components of Canada’s exports and imports, as well as any changes in the U.S. economy, may have an adverse impact on the Canadian economy.

The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. Commodities represent the largest component of Canada-U.S. trade. Canada is the U.S.’s largest foreign supplier of energy, including oil, gas, uranium and electric power. Any changes in the supply, demand, price or other economic components of these natural resources or other commodities may have an adverse impact on the Canadian economy.

Canada and the U.S. entered into the North American Free Trade Agreement (NAFTA) in 1994 as well as a second treaty, the Security and Prosperity Partnership of North America, in 2005. These treaties may impact the trading relationship between the U.S. and Canada, further increasing Canada’s dependency on the U.S. economy. Any downturn in U.S. economic activity may have an adverse effect on the Canadian economy.

Canada has faced periodic demands by separatists in the predominantly French-speaking Province of Quebec for sovereignty, which have adversely impacted currency valuations and the equity markets.

Canada is prone to continuous permafrost in its northern region, which is a substantial obstacle to development.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements known as Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,900 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,900 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $13,916 if the Creation Unit is redeemed after one year, and $39,606 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ Hang Seng China Enterprises Index Fund

CUSIP: 64118K803

Trading Symbol: SNO

Underlying Index: Hang Seng China Enterprises Index

Investment Objective

The NETS™ Hang Seng China Enterprises Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded Chinese securities in Hong Kong as represented by the Hang Seng China Enterprises Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index consists of H-Shares of Chinese enterprises traded primarily on the Stock Exchange of Hong Kong weighted according to a free-float adjusted, market-capitalization weighted methodology with a 15% cap on individual stock weights. As of March 13, 2008, the Underlying Index had 43 constituent companies, its three largest stocks were China Construction Bank (CCB), Industrial and Commercial Bank of China Limited (ICBC) and PetroChina Company Limited and its three largest industries were financials, energy and properties and construction. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds.” In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Chinese Companies. Investments in companies located in China (the People’s Republic of China) are subject to legal, regulatory, monetary, political and economic risks. The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support the economic reform programs implemented in 1978 and possibly return to the completely centrally-planned economy that existed prior to 1978, and the risk of nationalization or expropriation of assets. China has suffered from social strife, inadequate job growth and corruption as it seeks to decentralize its economy. The economy of China may differ favorably or unfavorably from the U.S. economy in terms of the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, among others. The Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

For many years, China had a “one child” policy in order to control population growth. This policy has resulted in a rapidly aging population. This demographic factor together with deterioration in the environment, soil erosion and loss of available land threaten China’s long-term growth prospects. China and Hong Kong are prone to frequent typhoons, damaging floods, earthquakes and other natural disasters, which may adversely impact their economies and/or securities markets.

Risks Related to Asian Countries. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Chinese economy. Most Asian economies are characterized by periods of over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Currency devaluations in any one Asian country can have a significant effect on the entire Asian region. Economic downturns and significant volatility have characterized most Asian economies more recently. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.51%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.51%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$52	$164

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $2,000 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $2,000 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $15,036 if the Creation Unit is redeemed after one year, and $42,891 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ CAC40® Index Fund (France)

CUSIP: 64118K209

Trading Symbol: FRC

Underlying Index: CAC40®

Investment Objective

The NETS™ CAC40® Index Fund (France) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the French market, as represented by the CAC40® (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index consists of 40 stocks selected from the 100 largest market capitalization companies with the most actively traded stocks on the Paris Bourse. As of March 13, 2008, the Underlying Index’s three largest stocks were Total SA, Suez and Sanofi-Aventis and its three largest industries were financials, industrials and oil and gas. As of March 13, 2008, the capitalization of the companies represented in the Underlying Index ranged from approximately $6.5 billion to $172.5 billion. The Fund uses a replication strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in France. The French economy is dependent to a significant extent on the economies of its key trading partners, which include Germany and the other Western European developed countries. As such, any reductions by these European nations in spending on French exports could adversely impact the French economy. Many of these Western European developed nations are member states of the European Union and Economic and Monetary Union of the European Union (“EMU”). As a result, these member states are dependent upon one another economically and politically.

The European Central Bank has control over each member country’s monetary policies, including inflation rates, deficit levels, interest rates, debt levels and fiscal and monetary controls. These monetary policies may significantly impact other European countries who are not members of the EMU. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the member countries, however, have retained the authority to set tax and spending policies and public debt levels.

On January 1, 1999, the EMU introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those change on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, votes in France and the Netherlands rejected ratification of the EU Constitution, causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Fund.

France is one of the world’s largest agricultural producers. The French economy is sensitive to fluctuations in agricultural markets and susceptible to problems such as droughts, labor issues and crop failures.

France’s economy is characterized by centralized governmental control and regulation. The government has sought to fully or partially privatize many large companies, banks and insurers. However, the French government retains extensive ownership and control over most of the economy, including the power, public transport and defense sectors.

France introduced measures in 2006 to boost employment through increased labor market flexibility. These reforms have not been well received by the public, which has hampered the French government’s ability to revitalize the economy.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $2,900 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $2,900 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $14,916 if the Creation Unit is redeemed after one year, and $40,606 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ DAX® Index Fund (Germany)

CUSIP: 64118K100

Trading Symbol: DAX

Underlying Index: DAX® Index

Investment Objective

The NETS™ DAX® Index Fund (Germany) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the German market, as represented by the DAX® Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index consists of the 30 largest and most actively traded companies listed on the Frankfurt Stock Exchange. As of March 13, 2008, the Underlying Index’s three largest stocks were E.ON AG, Siemens AG and Daimler AG and its three largest industries were financials, consumer cyclical and utilities. As of March 13, 2008, the capitalization of companies represented in the Underlying Index ranged from approximately $4.6 billion to $103.8 billion. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Germany. Germany is a significant exporter to its major trading partners, which are the other Western European developed nations and the U.S. Therefore, Germany’s economy is dependent on the economies of these other countries. As such, reductions by these countries in spending on German exports could adversely impact the German economy. Many of these Western European developed nations, including Germany, are member states of the European Union and Economic and Monetary Union of the European Union (“EMU”). As a result, these member states are dependent upon one another economically and politically.

The European Central Bank has control over each member country’s monetary policies, including inflation rates, deficit levels, interest rates, debt levels and fiscal and monetary controls. These monetary policies may significantly impact other European countries who are not members of the EMU. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

On January 1, 1999, the EMU introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those change on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, votes in France and the Netherlands rejected ratification of the EU Constitution, causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Fund.

The German economy has suffered periodically from extended periods of stagnation and chronic high unemployment, although more recently stronger growth has led to improvement in unemployment. Economic stagnation over the past decade has resulted from the declining level of investment in plants and equipment, company restructuring, flat domestic consumption, structural rigidities in the labor market, lack of competition in the private sector and high interest rates. In addition, the modernization and integration of East Germany has been and continues to be quite costly. Germany also has an aging population, which, combined with chronic high unemployment, has produced social security payment obligations beyond contributions thereby threatening future economic growth.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,500 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,500 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $13,516 if the Creation Unit is redeemed after one year, and $39,206 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ Hang Seng Index Fund (Hong Kong)

CUSIP: 64118K308

Trading Symbol: HKG

Underlying Index: Hang Seng Index

Investment Objective

The NETS™ Hang Seng Index Fund (Hong Kong) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the Hong Kong market, as represented by the Hang Seng Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a free-float adjusted market capitalization-weighted index with a 15% cap on individual stock weights consisting of stocks of the largest companies traded primarily on the Stock Exchange of Hong Kong. As of March 13, 2008, the Underlying Index’s three largest stocks were HSBC Holdings plc, China Mobile Limited and China Construction Bank (CCB) and its three largest industries were financials, telecommunications and energy. As of March 13, 2008, the capitalization of companies in the Underlying Index ranged from approximately $1.8 billion to $104.0 billion. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Hong Kong. Hong Kong has a free market economy that is highly dependent on international trade. Its major export trading partners are China, the U.S. and Japan. Exports include a wide variety of commodities, including electrical machinery and appliances, textiles and apparel. Any changes in the price or demand for Hong Kong’s exported products by China, the U.S. and Japan or changes in these countries’ economies, trade regulation or currency exchange rates could adversely impact Hong Kong’s economy. China and Japan are in turn dependent on each other’s economies and the economies of other Asian countries.

Most Asian economies are characterized by periods of over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. China, in particular, has suffered social strife, inadequate job growth and corruption as it seeks to decentralize its economy. The Chinese government exercises significant control over China’s economic growth through allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment for particular industries or companies. Japan’s economy has experienced periods of stagnation. Japan has attempted to address this stagnation with economic reforms but progress has been slow. Currency devaluations in any one Asian country can have a significant effect on the entire Asian region. Economic downturns and significant volatility have characterized most Asian economies more recently. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region.

In addition to its trade and investment ties to China, Hong Kong reverted to Chinese sovereignty in 1997. China is obligated to maintain Hong Kong’s capitalist economic and social system through June 30, 2047. There can be no assurance, however, that China will continue to respect Hong Kong’s autonomy and not impose its socialist economic system on Hong Kong.

China and Japan are prone to frequent typhoons, damaging floods, earthquakes and other natural disasters, which may adversely impact their economies.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $2,000 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $2,000 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $14,016 if the Creation Unit is redeemed after one year, and $39,706 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ ISEQ 20™ Index Fund (Ireland)

CUSIP: 64118K886

Trading Symbol: IQE

Underlying Index: ISEQ 20™

Investment Objective

The NETS™ ISEQ 20™ Index Fund (Ireland) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the Irish market, as represented by the ISEQ 20™ (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index consists of 20 of the most liquid and largest stocks traded on the Irish Stock Exchange. As of March 13, 2008, the Underlying Index’s three largest stocks were CRH plc, Allied Irish Banks plc and Bank of Ireland and its three largest industries were financials, industrials and consumer non-cyclical. As of March 13, 2008, the capitalization of companies in the Underlying Index ranged from approximately $356.0 million to $19.9 billion. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Ireland. Ireland relies heavily on exports to its key trading partners, the U.S., Great Britain and other Western European developed countries. Any changes in the price or demand for these exports could adversely impact Ireland’s economy. In addition, any changes in the economies, trade regulations or currency exchange rates of Ireland’s trading partners could adversely impact demand for Ireland’s exports. Many of these countries are members of the European Union and are member states of the Economic and Monetary Union of the European Union (“EMU”). The member states of the European Union and EMU are heavily dependent on each other economically and politically.

The European Central Bank has control over each country’s monetary policies, including inflation rates, deficit levels, interest rates, debt levels and fiscal and monetary controls. These monetary policies may significantly impact other European countries who are not members of the EMU. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

On January 1, 1999, the EMU introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those change on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, votes in France and the Netherlands rejected ratification of the EU Constitution, causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Fund.

Consumer indebtedness in Ireland has been high and increasing in recent periods, leading to concern with respect to overall economic growth in Ireland. Another continuing challenge for Ireland has been threats of terrorism that may impact the Irish economy.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,500 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,500 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $13,516 if the Creation Unit is redeemed after one year, and $39,206 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ TA-25 Index Fund (Israel)

CUSIP: 64118K878

Trading Symbol: TAV

Underlying Index: TA-25 Index

Investment Objective

The NETS™ TA-25 Index Fund (Israel) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the Israeli market, as represented by the TA-25 Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index consists of the 25 largest shares traded on the Tel-Aviv Stock Exchange. The shares in the Underlying Index must comply with requirements of liquidity and public flotation. As of March 13, 2008, the Underlying Index’s three largest stocks were Teva Pharmaceutical Industries Ltd., Bank Hapoalim B.M., and Bank Leumi le-Israel B.M. and its three largest industries were financials, consumer non-cyclical and basic materials. As of March 13, 2008, the market capitalization of the companies included in the Underlying Index ranged from approximately $3.1 billion to $27.3 billion. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds.” In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Israel. Israel has a technologically advanced market economy with substantial, though diminishing, government control. The Israeli economy depends on imports of certain key items, such as crude oil, grains, raw materials, and military equipment. Israel usually posts sizable trade deficits, which are covered by large transfer payments from abroad and by foreign loans. Roughly half of the government’s external debt is owed to the U.S., which is its major source of economic and military aid. Any reduction in aid from the U.S. could have an adverse impact on the Israeli economy. The bitter Israeli-Palestinian conflict; difficulties in the high-technology, construction, and tourist sectors; and fiscal austerity in the face of growing inflation led to small declines in gross domestic product (“GDP”) in 2001 and 2002. The economy rebounded in 2003-05, as the government tightened fiscal policy and implemented structural reforms to boost competition and efficiency in the markets.

The U.S. is Israel’s single largest trade and investment partner and any downturn in U.S. economic activity or changes in the U.S. dollar exchange rate may have an adverse effect on Israeli exports and economic activities. Israel’s key trading partners also include Western European developed countries. As such, any reductions by these nations in spending on Israeli exports, or changes in these countries economics, trade regulations or currency exchange rates could adversely impact Israel’s economy. Many of the Western European developed nations with which Israel trades are member states of the European Union and Economic and Monetary Union of the European Union. As a result, these member states are dependent on each other economically and politically.

Historically, Israel’s national politics have been unpredictable and its government may be subject to sudden change. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.

Israel’s conflicts with its neighbors, including Lebanon, Syria and Iran, and its disputes with the Palestinians have impacted Israel’s economy adversely in the past and may continue to impact it in the future.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.70%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$72	$224

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,000 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $18,876 if the Creation Unit is redeemed after one year, and $56,968 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ S&P/MIB Index Fund (Italy)

CUSIP: 64118K860

Trading Symbol: ITL

Underlying Index: S&P/MIB Index

Investment Objective

The NETS™ S&P/MIB Index Fund (Italy) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the Italian equity markets, as represented by the S&P/MIB Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a free float adjusted, market capitalization-weighted index consisting of stocks traded primarily on the Borsa Italiana. As of March 13, 2008, the Underlying Index’s three largest stocks were Eni SpA, UniCredit SpA and Intesa Sanpaolo SpA and its three largest industries were financials, energy and utilities. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Italy. Italy’s economy has been characterized by slow growth over the past several decades, due to factors such as a high tax rate, rigid labor market and a generous pension system. In the past decade, the Italian government has attempted to address Italy’s slow growth through a variety of structural reforms; however, the Economic and Monetary Union of the European Union (“EMU”) has imposed severe economic constraints on these efforts. Italy’s budget deficit has already breached the 3% European Union ceiling, and the economy experienced low growth in 2006 and unemployment remains high. Italy’s substantial debt and high unemployment may adversely impact economic growth. In addition to high unemployment, Italy is subject to frequent and widespread labor strikes and unrest. Labor has a significant influence on government policy, and Italy has been at a competitive disadvantage to other countries due to its high labor costs.

Italy’s key trading partners are Germany, France and other Western European developed countries. As such, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports could have an adverse impact on Italy’s economy. Many of Italy’s key trading partners are members of the EMU. As a result, these member states are dependent on each other economically and politically.

The European Central Bank has control over each country’s monetary policies, including inflation rates, deficit levels, interest rates, debt levels and fiscal and monetary controls. These monetary policies may significantly impact other European countries who are not members of the EMU. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

On January 1, 1999, the EMU introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, voters in France and the Netherlands rejected ratification of the EU Constitution, causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Fund.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,400 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,400 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $13,416 if the Creation Unit is redeemed after one year, and $39,106 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ TOPIX® Index Fund (Japan)

CUSIP: 64118K407

Trading Symbol: TYI

Underlying Index: TOPIX Index

Investment Objective

The NETS™ TOPIX® Index Fund (Japan) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the Japanese market, as represented by the Tokyo Stock Price Index or TOPIX Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a free float adjusted, market capitalization-weighted index mainly consisting of over 1,500 stocks of the largest Japanese companies traded primarily on the Tokyo Stock Exchange. As of March 13, 2008, the Underlying Index’s three largest stocks were Toyota Motor Corporation, Mitsubishi UFJ Financial Group, Inc. and Sumitomo Mitsui Financial Group, Inc. and its three largest industries were consumer cyclical, financials and industrials. As of March 13, 2008, the capitalization of the countries represented in the Underlying Index ranged from approximately $27.7 million to $111.1 billion. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Japan. Japan’s securities markets are highly developed, liquid and subject to extensive regulation. Japan’s economy grew substantially after World War II, but slowed dramatically from the early 1990’s through 2001. In response to the economic slowdown, Japan has attempted, among other things, to implement changes to taxes, the interest rate and the labor market, and to address structural rigidities, political reform and the deregulation of its economy. Despite improved economic growth from 2002-2007, there has been controversy regarding the role and effects of economic reform in restructuring the economy. The slow progress in implementing effective reforms has resulted in uncertainty and a loss of public confidence. In January 2008, the Minister of State for Economic and Fiscal Policy called for urgent measures to revitalize the economy, noting, among other things, recent drops in gross domestic product per capita and Japan’s share of aggregate world income, and stating that Japan is no longer a “first-class economy.” There is no assurance that any economic reforms will be effective or that further economic reforms will be implemented, and the outlook for economic growth is uncertain. The government’s role in the economy may have an adverse effect.

Japan has few natural resources and is heavily dependent on imports for raw materials, energy and food products. Its tiny agricultural sector (1.5% of gross domestic product (“GDP”)) is highly subsidized and protected, and only 15% of its land is arable. Its key import partners include China, the U.S., Saudi Arabia, United Arab Emirates, Australia, South Korea and Indonesia. Any changes in the natural resource markets, as well as any changes in the economies of its key import partners, may have an adverse effect on Japan’s economy.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

Japan has an aging population and workforce and, in recent years, its labor market has undergone fundamental structural changes. As of 2007, it has the world’s third highest public debt as a percentage of GDP (170%). The Japanese yen has been subject to high levels of volatility, and any increase in its value may cause a decline in Japanese exports. Japan has also suffered from income disparity. Each of these issues may adversely affect Japan’s economy.

Japan is prone to volcanoes, seismic occurrences, tsunamis, typhoons, air pollution and degradation of water quality, each of which may adversely affect its economy.

Risks Related to Asian Countries. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Japanese economy. Most Asian economies are characterized by periods of over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Currency devaluations in any one Asian country can have a significant effect on the entire Asian region. Economic downturns and significant volatility have characterized most Asian economies more recently. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 150,000 shares (each block of 150,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $5,000 per transaction (assuming 150,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of October 14, 2008 was approximately $2,856,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $5,000 per transaction (assuming 150,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,856,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $18,727 if the Creation Unit is redeemed after one year, and $48,075 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ FTSE Bursa Malaysia 100 Index Fund

CUSIP: 64118K852

Trading Symbol: KUL

Underlying Index: FTSE Bursa Malaysia 100 Index

Investment Objective

The NETS™ FTSE Bursa Malaysia 100 Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the Malaysian market, as represented by the FTSE Bursa Malaysia 100 Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a market capitalization-weighted index consisting of 100 stocks of the largest companies traded primarily on the Bursa Malaysia. As of March 13, 2008, the Underlying Index’s three largest stocks were Malayan Banking Bhd, Sime Darby Bhd and IOI Corporation Bhd and its three largest industries were financials, industrials and consumer services. As of March 13, 2008, the capitalization of companies represented in the Underlying Index ranged from approximately $69.8 million to $13.8 billion. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds.” In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Malaysia. Malaysia’s economy is heavily dependent on exports, particularly electronics. Malaysia’s reliance on the electronics sector makes it vulnerable to economic downturns during period of slumps in the information technology sectors, such as occurred in 2001-02. More recently, growth has improved although external pressures as a result of the Iraq War and from Severe Acute Respiratory Distress Syndrome (SARS) have adversely affected Malaysia’s economy. Malaysia is also an oil and gas producer and exporter and has profited in recent years from higher energy prices; however, the rising cost of domestic fuel prices caused the Malaysian government to reduce subsidies in this sector, which, in turn, contributed to higher inflation.

Malaysia’s key trading and foreign investment partners are Japan, the U.S., Singapore and China. The economies of China, Japan and Singapore are,

in turn, dependent on the economies of each other and other Asian countries. As such, Malaysia’s continued growth is dependent on the growth of these economies. Reduction in spending on Malaysian products and services, or changes in the U.S. or any of the Asian economies, trade regulations or currency exchange rates may adversely impact the Malaysian economy.

Most Asian economies are characterized by periods of over extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. China, in particular, has suffered social strife, inadequate job growth and corruption as it seeks to decentralize its economy. The Chinese government exercises significant control over China’s economic growth through allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment for particular industries or companies. Japan’s economy has experienced periods of recession, including stagnant consumer demand and high unemployment. Japan has attempted to address these problems with structural reforms but progress has been slow on these initiatives. Singapore’s economy, like Malaysia’s, is heavily dependent on the electronics sector and its economy is subject to down times in the information technology Sector. Currency devaluations in any one Asian country can have a significant effect on the entire Asian region. Economic downturns and significant volatility have characterized most Asian economies more recently. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region.

Many Asian countries including China and Japan are prone to frequent typhoons, damaging floods, earthquakes and/or other natural disasters, which may adversely impact their economies.

In the recent past, Malaysia has imposed stringent capital controls that have prohibited the repatriation of capital and the free transfers of securities. These controls have since been eased but there can be no assurance that they will be reinstated or changed again and without prior warning.

The country also placed levies on profits repatriated by foreign entities such as the Fund. These levies have been removed for the time being but could be reinstated at any time and without warning. Levies on repatriated profit could disrupt the creation/redemption process thereby adversely affecting trading of the Fund’s shares. For example, these levies could cause the Fund’s shares to trade at a price that is materially different from its NAV.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.57%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.57%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$58	$183

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $5,000 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $5,000 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $19,566 if the Creation Unit is redeemed after one year, and $50,661 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ IPC® Index Fund (Mexico)

CUSIP: 64118K688

Trading Symbol: MEXC

Underlying Index: IPC® Index

Investment Objective

The NETS™ IPC® Index Fund (Mexico) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Mexican market, as represented by the IPC® Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a market-capitalization weighted index consisting of 35-50 of the largest and most liquid companies traded on the Mexican Stock Exchange. As of September 9, 2008, the Underlying Index’s three largest stocks were America Movil SAB de CV, Wal Mart de Mexico SAB de CV and Carso Global Telecom SAB de CV and its three largest industries were Telecommunication Services, Consumer Staples, and Materials. As of September 9, 2008, the capitalization of companies represented in the Underlying Index ranged from approximately $616.5 million to $79.8 billion. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds.” In addition, the Fund is subject to the risks listed below.

Risk Related to Investing in Mexico. Since the period of economic turmoil surrounding the devaluation of the peso in 1994, which triggered the worst recession in over 50 years, Mexico has experienced a period of general economic recovery. Economic and social concerns persist, however, with respect to low real wages, underemployment for a large segment of the population, inequitable income distribution and few advancement opportunities for the large impoverished population in the southern states.

Mexico’s free market economy contains a mixture of modern and outmoded industry and agriculture, increasingly dominated by the private sector. While recent administrations have expanded competition in seaports, railroads, telecommunications, electricity generation, natural gas distribution and airports, the current administration continues to face many economic challenges, including reducing poverty, creating jobs, upgrading infrastructure, modernizing labor laws and allowing private investment in the energy sector. Mexico also has had a history of high inflation and substantial devaluations of the peso, causing currency instabilities. These and other economic and political issues have caused volatility in the Mexican securities markets and substantial economic instability.

The Mexican economy may be significantly affected by the U.S. economy. The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic components of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Mexico and the U.S. entered into the North American Free Trade Agreement (NAFTA) in 1994 as well as a second treaty, the Security and Prosperity Partnership of North America, in 2005. These treaties may impact the trading relationship between Mexico and the U.S., further increasing Mexico’s dependency on the U.S. economy. Any downturn in U.S. economy activity may have an adverse effect on the Mexican economy.

Mexico has been subject to social and political instability as a result of recent violent and terrorist actions committed by certain political and drug trade organizations. The continuation of these actions may adversely affect the Mexican economy. The country has also historically been subject to one-party rule until recent years when an opposition candidate defeated the party in power. Mexico’s political conditions may cause disruption in its economy. Unanticipated political or social developments may result in sudden and significant investment losses.

Mexico is prone to tsunamis, volcanoes, hurricanes and destructive earthquakes, each of which may adversely impact its economy.

Risks Related to Central and South American Countries. Mexico’s economy may be affected by the economies of other Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation and unemployment rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completed unwound. Any of the foregoing risk factors may have an adverse effect on the Mexican economy.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements known as Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,400 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,400 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $13,416 if the Creation Unit is redeemed after one year, and $39,106 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ AEX-index® Fund (The Netherlands)

CUSIP: 64118K845

Trading Symbol: AEX

Underlying Index: AEX-index®

Investment Objective

The NETS™ AEX-index® Fund (The Netherlands) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the Dutch market, as represented by the AEX-index® (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a price-weighted index consisting of stocks of the 25 leading companies listed on the Euronext Amsterdam. As of March 13, 2008, the Underlying Index’s three largest stocks were Royal Dutch Shella, ArcelorMittal and ING Groep and its three largest industries were financials, basic materials and consumer goods. Companies included in the Underlying Index are selected based on the value of regulated turnover in their most traded class of shares on the Euronext Amsterdam. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in the Netherlands. The Dutch economy is heavily dependent on foreign trade, and Germany, Belgium and the other Western European developed nations are the Netherlands’ principal trading partners. As such, any reduction in spending by these countries on Dutch products or changes in their economies could adversely impact the Dutch economy. Many of these countries are members of the European Union and are member states of the Economic and Monetary Union of the European Union (“EMU”). As such, these member states are economically and politically dependent on each other.

The European Central Bank has control over each country’s monetary policies, including inflation rates, deficit levels, interest rates, debt levels and fiscal and monetary controls. These monetary policies may significantly impact other European countries who are not members of the EMU. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

On January 1, 1999, the EMU introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, voters in France and the Netherlands rejected ratification of the EU Constitution, causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Fund.

In recent years, many firms in the Netherlands cited a loss of competitiveness as a major impediment to growth as labor costs outpaced those of their major competitors, including those in the EU.

The Netherlands has been subject to flooding, oil spills and other forms of pollution in the past. These events could disrupt the Dutch economy.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,000 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $13,016 if the Creation Unit is redeemed after one year, and $38,706 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ PSI 20® Index Fund (Portugal)

CUSIP: 64118K837

Trading Symbol: LIS

Underlying Index: PSI 20®

Investment Objective

The NETS™ PSI 20® Index Fund (Portugal) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the Portuguese market, as represented by the PSI 20® (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a free-float adjusted, market capitalization-weighted index consisting of the 20 largest and most liquid shares of companies listed on the Portuguese Main Market. As of March 13, 2008, the Underlying Index’s three largest stocks were Portugal Telecom, Energias de Portugal, SA and Banco Comercial Portugues and its three largest industries were financials, utilities and industrials. As of March 13, 2008, the capitalization of companies represented in the Underlying Index ranged from approximately $72.9 million to $7.6 billion. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Portugal. The Portuguese economy is dependent to a significant extent on the economies of its key trading partners, which include the other Western European developed countries. Many of these Western European nations are member states of the European Union and Economic and Monetary Union of the European Union (“EMU”). As a result, these member states are dependent upon one another economically and politically.

The European Central Bank has control over each country’s monetary policies, including inflation rates, deficit levels, interest rates, debt levels and fiscal and monetary controls. These monetary policies may significantly impact other European countries who are not members of the EMU. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

On January 1, 1999, the EMU introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those change on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, votes in France and the Netherlands rejected ratification of the EU Constitution, causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Fund.

Over the past two decades, the Portuguese government has attempted to privatize many state-controlled firms and liberalize key economic areas, such as the financial and telecommunications sectors. However, Portugal faces stiff competition from lower cost producers in Central Europe and Asia. This factor combined with a generally poorer educational system have been obstacles to increased productivity and economic growth. Portugal has also had large budget deficits in recent years, which have often exceeded the ceiling of 3% set by the European Union, which has also impacted economic growth.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,500 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,500 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $13,516 if the Creation Unit is redeemed after one year, and $39,206 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ RTS Index Fund (Russia)

CUSIP: 64118K761

Trading Symbol: MCW

Underlying Index: RTS Index

Investment Objective

The NETS™ RTS Index Fund (Russia) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the Russian equity market, as represented by the RTS Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a market capitalization-weighted index consisting of stocks of the 50 largest and most liquid companies listed on the Russian Trading System. As of March 13, 2008, the Underlying Index’s three largest stocks were Gazprom, LUKOIL and Sberbank and its three largest industries were energy, materials and financials. As of March 13, 2008, the capitalization of companies represented in the Underlying Index ranged from approximately $315.0 million to $27.4 billion. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds.” In addition, the Fund is subject to the risks listed below.

Risks Related to Investments in Russia. The Russian economy is heavily dependent on exports. Oil, natural gas, metals, and timber account for more than 80% of Russia’s exports. Therefore, Russia is vulnerable to fluctuations in world commodity prices and on the price and demand for these commodities and natural resources. Any changes in any of these sectors could have an adverse impact on the Russian economy.

The Russian securities market is characterized by a limited volume of trading resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is also little publicly-available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the Fund’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. As Russia introduces measures to regulate the registrar community, there is the risk that there will be instances of suspensions and revoking of registrar licenses. This may result in securities positions at those registrars being impacted, frozen for an interim period and/or no settlement or re-registrations being available at the registrars for a period of time.

Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.75%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$77	$240

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $3,000 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $3,000 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $22,148 if the Creation Unit is redeemed after one year, and $62,921 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ FTSE Singapore Straits Times Index Fund

CUSIP: 64118K829

Trading Symbol: SGT

Underlying Index: FTSE Singapore Straits Times Index

Investment Objective

The NETS™ FTSE Singapore Straits Times Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the Singapore markets, as represented by the FTSE Singapore Straits Times Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a market capitalization-weighted index consisting of 50 of the most liquid stocks, based on average daily trading value, traded primarily on the Singapore Stock Exchange. As of March 13, 2008, the Underlying Index’s three largest stocks were Singapore Telecommunications Limited, United Overseas Bank Limited and DBS Group Holdings and its three largest industries were financials, industrials and consumer services. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Singapore. Singapore’s economy is heavily dependent on exports, particularly electronics. Singapore’s reliance on the electronics sector makes it vulnerable to economic downturns during period of slumps in the information technology sectors, such as occurred in 2001-03. More recently, growth has improved although external pressures from Severe Acute Respiratory Distress Syndrome (SARS) adversely affected Singapore’s economy in 2003.

Singapore is a small, geographically isolated nation that is heavily dependent on imports such as fresh water, food and other commodities. Any shortages or fluctuations in prices in the commodity markets could adversely affect the Singaporean economy.

Singapore’s key trading and foreign investment partners are Malaysia, Japan, the U.S., China and Taiwan. Malaysia, Japan, China and Taiwan in

turn are dependent of the economies of other Asian countries. Reduction in spending on Singaporean products and services, or changes in any of the U.S. or Asian economies, trade regulations or currency exchange rates may adversely impact the Singaporean economy.

Most Asian economies are characterized by periods of over extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. China, in particular, has suffered social strife, inadequate job growth and corruption as it seeks to decentralize its economy. The Chinese government exercises significant control over China’s economic growth through allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment for particular industries or companies. Japan’s economy has experienced periods of recession, including stagnant consumer demand and high unemployment. Japan has attempted to address these problems with structural reforms but progress has been slow on these initiatives. Malaysia’s economy, like Singapore’s is heavily dependent on the electronics sector and its economy is subject to down times in the information sector. Currency devaluations in any one Asian country can have a significant effect on the entire Asian region. Economic downturns and significant volatility have characterized most Asian economies more recently. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region.

Many Asian countries including China, Japan and Taiwan are prone to frequent typhoons, damaging floods, earthquakes and/or other natural disasters, which may adversely impact their economies.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $2,000 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $2,000 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $14,016 if the Creation Unit is redeemed after one year, and $39,706 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ FTSE/JSE Top 40 Index Fund (South Africa)

CUSIP: 64118K811

Trading Symbol: JNB

Underlying Index: FTSE/JSE Top 40 Index

Investment Objective

The NETS™ FTSE/JSE Top 40 Index Fund (South Africa) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the South African market, as represented by the FTSE/JSE Top 40 Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a free float-adjusted, market capitalization-weighted index consisting of stocks of the 40 largest companies traded primarily on the Johannesburg Stock Exchange. As of March 13, 2008, the Underlying Index’s three largest stocks were Anglo American plc, BHP Billiton plc and Sasol Limited and its three largest industries were basic materials, financials and consumer goods. As of March 13, 2008, the capitalization of companies represented in the Underlying Index ranged from approximately $1.1 billion to $47.9 billion. The Fund uses a representative strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds.” In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in South Africa. South Africa’s economy in recent years has been characterized by slow growth, high unemployment and economic impoverishment among disadvantaged groups. Many of these problems are vestiges of South Africa’s apartheid era. The South African government has enacted reforms aimed at targeting inflation and liberalizing trade as a means of increasing job growth and per capita income. However, there can be no assurance that these reforms will be successful in alleviating South Africa’s economic problems.

South Africa also suffers from a high rate of human immunodeficiency virus (HIV), which has resulted in lower life expectancy, higher infant mortality and death rates and lower population and overall growth rates. South Africa also suffers from periodic social and political unrest, and supports large numbers of refugees from other African nations. All of these factors may adversely impact South Africa’s economy.

South Africa’s currency has been subject to devaluation in the past and could be vulnerable to future devaluations. Such devaluations have caused price volatility in the South African securities markets.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.65%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$66	$208

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,200 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,200 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $17,803 if the Creation Unit is redeemed after one year, and $53,208 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ OMXS30 Index Fund (Sweden)

CUSIP: 64118K670

Trading Symbol: OMXS

Underlying Index: OMXS30 Index

Investment Objective

The NETS™ OMXS30 Index Fund (Sweden) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Swedish market, as represented by the OMXS30 Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index consists of the 30 most traded stocks on the Stockholm Stock Exchange. As of September 9, 2008, the Underlying Index’s three largest stocks were Hennes and Mauritz AB, Nordea Bank AB and Telefonaktiebolaget LM Ericsson and its three largest industries were Industrials, Financials and Consumer Discretionary. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Sweden. The Swedish economy is highly dependent on international trade. Its key trading partners include the U.S., Germany and other Western European developed nations. Any changes in the supply, demand, price or other economic components of Swedish imports or exports, as well as any changes in the economies of its key trading partners, may have an adverse impact on Sweden’s economy. Natural resources and natural resource products represent a significant percentage of Sweden’s exports. Changes in the supply, demand, price or other economic components of the natural resources market may have an adverse impact on the Swiss economy.

Many of the developed Western European nations that Sweden trades with are member states of the European Union and Economic and Monetary Union of the European Union (“EMU”). As a result, these member states are dependent on one another economically and politically. Sweden has not joined the EMU, however, the Swedish economy is vulnerable to fluctuations in the economies of its trading partners who are members of the EMU.

The European Central Bank has control over each EMU member country’s monetary policies, including inflation rates, deficit levels, interest rates,

debt levels and fiscal and monetary controls. Therefore, the member countries no longer control their own monetary policies by, for example, directing independent interest rates for their currencies. These monetary policies may significantly impact other European countries like Sweden who are not members of the EMU.

On January 1, 1999, the EMU introduced a new single currency called the euro. The euro has replaced the national currencies of many of Sweden’s European trading partners. The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use.

Sweden has a generous social welfare system and its workforce is approximately 80% unionized. These factors can negatively impact the Swedish economy by causing increased government spending, higher production costs and lower productivity, among other things. The government is in the process of implementing a reform program to increase employment, reduce welfare dependence and streamline the state’s role in the economy. It plans to sell state assets to stimulate growth and raise revenue to pay down the federal debt, which continues to be high. There is no assurance that the government will meet its goals. Moreover, these and other economic changes may adversely affect the Swedish economy.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements known as Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,300 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,300 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $13,316 if the Creation Unit is redeemed after one year, and $39,006 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ SLI Index Fund (Switzerland)

CUSIP: 64118K662

Trading Symbol: SWTL

Underlying Index: SLI Swiss Leader Index

Investment Objective

The NETS™ SLI Index Fund (Switzerland) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Swiss market, as represented by the SLI Swiss Leader Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a market capitalization-weighted index consisting of the 30 most liquid stocks of Switzerland and Liechtenstein companies traded on the SWX Swiss Exchange. As of September 9, 2008, the Underlying Index’s three largest stocks were Novartis AG, Roche Holding AG and Nestle SA and its three largest industries were Financials, Health Care and Materials. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Switzerland. International trade is a large component of the Swiss economy. Switzerland is dependent upon exports to generate income. Due to a dearth of natural resources, it is dependent upon imports for raw materials and to expand the range of goods and services available in the country. Its key trading partners include the U.S., Germany and other Western European developed nations. Any changes in the supply, demand, price or other economic components of Swiss exports or imports, as well as any changes in the economies of its key trading partners, may adversely impact Switzerland’s economy. Many of the developed Western European nations that Switzerland trades with are member states of the European Union and Economic and Monetary Union of the European Union (“EMU”). As a result, these member states are dependent on one another economically and politically. Switzerland is not a member of the European Union or EMU. In recent years, however, it has brought its economic practices largely into conformity with the European Union.

The European Central Bank has control over each EMU member country’s monetary policies, including inflation rates, deficit levels, interest rates,

debt levels and fiscal and monetary controls. Therefore, the member countries no longer control their own monetary policies by, for example, directing independent interest rates for their currencies. These monetary policies may significantly impact other European countries like Switzerland who are not members of the EMU.

On January 1, 1999, the EMU introduced a new single currency called the euro. The euro has replaced the national currencies of many of Switzerland’s European trading partners. The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use.

Recently, the Swiss economy has been characterized by a substantial amount of bankruptcies, due in part to the structural reforms enacted by Switzerland to enable it to be more competitive. These bankruptcies may adversely affect investment in the Swiss economy and the rights of investors to reclaim assets. Additionally, massive layoffs resulting from the global economic slowdown and management scandals have strained labor/management relations. Switzerland also has a high level of external debt. Each of these factors may adversely affect the Swiss economy.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements known as Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,500 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,500 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $13,516 if the Creation Unit is redeemed after one year, and $39,206 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ TAIEX Index Fund (Taiwan)

CUSIP: 64118K795

Trading Symbol: TPE

Underlying Index: TAIEX Index

Investment Objective

The NETS™ TAIEX Index Fund (Taiwan) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Taiwanese market, as represented by the TAIEX Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a market capitalization-weighted index consisting of all of the stocks listed on the Taiwan Stock Exchange, excluding preferred stocks, full-delivery stocks and stocks that have been listed for less than one calendar month. Full-delivery stocks are stocks of certain distressed companies, the trading of which requires the buyer to prepay the purchase price and the seller to pre-deliver the stocks. As of August 11, 2008, the Underlying Index’s three largest stocks were Taiwan Semiconductor Manufacturing Company, Ltd., Hon Hai Precision Industry Company, Ltd. and Chunghwa Telecom Company, Ltd. and its three largest industries were semiconductor, financial and insurance and communications and internet. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds.” In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Taiwan. The Taiwanese economy is heavily dependent on commodity prices and international trade. Exports have provided the primary impetus for Taiwan’s industrialization and Taiwan relies on imports for many of its commodity needs. Its key trading partners include China, the U.S., Japan, Hong Kong and South Korea. Any changes in the supply, demand, price or other economic components of Taiwan’s imports or exports, as well as any changes in the economies of its key trading partners, may have an adverse effect on Taiwan’s economy.

The historical animosities with China over the issue of unification, as well as domestic political and economic reform, have led to social, political and economic volatility in Taiwan. The continuation of these animosities and reforms may lead to continued volatility and may adversely impact Taiwan’s economy and securities markets. Unanticipated political or social developments may result in sudden and significant losses.

Rising labor costs have led some labor-intensive industries to relocate to countries with less expensive labor. Continued labor outsourcing may adversely impact Taiwan’s economy. In recent years, the Taiwanese economy has suffered from high consumer debt leading to bank tightening of credit and a resulting economic slowdown.

Taiwan’s government has gradually decreased its guidance of investment and foreign trade. Consistent with this trend, some large, state-owned banks and industrial firms have been privatized. There is no assurance that these privatization efforts will continue. Moreover, recently privatized companies may struggle to adapt to new economic and regulatory conditions.

The technology sector is a significant component of Taiwan’s economy. The technology sector may be subject to more economic volatility than other industry sectors. It may be effected by, among other things, rapid technological developments, government intervention and global supply and demand. Any changes in the technology markets may have an adverse effect on Taiwan’s economy.

Taiwan is prone to occasional typhoons and earthquakes, each of which may adversely impact its economy.

Risks Related to Asian Countries. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Taiwanese economy. Most Asian economies are characterized by periods of over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. China, in particular, has suffered social strife, inadequate job growth and corruption as it seeks to decentralize its economy. The Chinese government exercises significant control over China’s economic growth through allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment for particular industries or companies. Japan’s economy has experienced periods of stagnation. Japan has attempted to address this stagnation with economic reforms but progress has been slow. Currency devaluations in any one Asian country can have a significant effect on the entire Asian region. Economic downturns and significant volatility have characterized most Asian economies more recently. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.65%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$66	$208

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements known as Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $7,500 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $7,500 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $24,103 if the Creation Unit is redeemed after one year, and $59,508 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ FTSE SET Large Cap Index Fund (Thailand)

CUSIP: 64118K787

Trading Symbol: THJ

Underlying Index: FTSE SET Large Cap Index

Investment Objective

The NETS™ FTSE SET Large Cap Index Fund (Thailand) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the Thai market, as represented by the FTSE SET Large Cap Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index consists of the top 30 listed companies in the SET (Stock Exchange of Thailand) Composite Index when ranked by full market capitalization that pass the relevant investability screens. As of March 13, 2008, the Underlying Index’s three largest stocks were PTT PCL, Bangkok Bank PCL and PTT Exploration & Production PCL and its three largest industries were financials, oil and gas and basic materials. As of March 13, 2008, the capitalization of companies in the Underlying Index ranged from approximately $887.2 million to $29.5 billion. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds.” In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in Thailand. Thailand has a free enterprise economy that is highly dependent on international trade. Its major export trading partners are the U.S., Japan, China and other Asian nations. Exports include a wide variety of commodities and automobiles. Any changes in the price or demand for Thailand’s exported products by the U.S., Japan, China or other Asian nations or changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact Thailand’s economy. China and Japan are in turn dependent on each other’s economies and the economies of other Asian countries.

Most Asian economies are characterized by periods of over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. China, in particular, has suffered social strife, inadequate job growth and corruption as it seeks to decentralize its economy. The Chinese government exercises significant control over China’s economic growth through allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment for particular industries or companies. Japan’s economy has experienced periods of recession, including stagnant consumer demand and high unemployment. Japan has attempted to address these problems with structural reforms but progress has been slow on these initiatives. Currency devaluations in any one Asian country can have a significant effect on the entire Asian region. Economic downturns and significant volatility have characterized most Asian economies more recently. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region.

As an emerging country, Thailand’s economy is susceptible to a substantial degree to economic, political and social instability. The Thai government has been subject to military coups, which have adversely impacted economic growth and foreign investment. Unanticipated social, political and economic developments in Thailand could result in substantial investment losses.

Thailand has periodically experienced and is currently experiencing religious and separatist violence and terrorism and has also had border disputes with Laos and Cambodia. These factors could adversely impact economic growth.

Many Asian nations, including Thailand, are prone to frequent typhoons, tsunamis, damaging floods, earthquakes and other natural disasters, which may adversely impact their economies.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.51%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.51%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$52	$164

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $2,000 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $2,000 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $15,036 if the Creation Unit is redeemed after one year, and $42,891 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

NETS™ FTSE 100 Index Fund (United Kingdom)

CUSIP: 64118K605

Trading Symbol: LDN

Underlying Index: FTSE 100 Index

Investment Objective

The NETS™ FTSE 100 Index Fund (United Kingdom) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the British market, as represented by the FTSE 100 Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a free float adjusted, market capitalization-weighted index, consisting of stocks of the largest 100 companies traded primarily on the London Stock Exchange. As of March 13, 2008, the Underlying Index’s three largest stocks were BP plc, HSBC Holdings plc and Vodafone Group plc and its three largest industries were financials, consumer non-cyclical and energy. As of March 13, 2008, the capitalization of companies represented in the Underlying Index ranged from approximately $1.3 billion to $47.9 billion. The Fund uses a replication strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds,” with the exception of Emerging Market Risk. In addition, the Fund is subject to the risks listed below.

Risks Related to Investing in the United Kingdom. The British Government has privatized many key industries over the last several decades in order to increase competitiveness and economic growth. However, the government retains a substantial amount of control over even these key industries as well as other non-privatized industries. British government control and heavy regulation of the economy could diminish the country’s ability to compete and adversely affect economic growth.

In recent years, the British government has embarked upon reforms in education, transportation and health services. These reforms have increased the tax burden and created a widening deficit. These two problems have adversely affected the country’s economic growth.

Britain relies on certain key trading partners for its exports, including the U.S. and the other Western European developed countries. Any reduction in spending on British goods and services by these countries or fluctuations in the price or demand for British goods could adversely affect the British economy. Any changes in the economies, trade regulations or currency exchange rates of these countries could adversely affect the British economy.

Many Western European developed nations are members of the European Union and the Economic and Monetary Union of the European Union (“EMU”). As a result, these member states are dependent on another economically and politically.

The European Central Bank has control over each country’s monetary policies, including inflation rates, deficit levels, interest rates, debt levels and fiscal and monetary controls. These monetary policies may significantly impact other European countries who are not members of the EMU. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

On January 1, 1999, the EMU introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those change on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, votes in France and the Netherlands rejected ratification of the EU Constitution, causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Fund.

The United Kingdom periodically has been a target of terrorism, which may adversely impact the British economy.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $3,500 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $3,500 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $15,516 if the Creation Unit is redeemed after one year, and $41,206 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

MANAGEMENT

Investment Adviser

Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, IL 60603, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”).

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of March 31, 2008, NTI and its affiliates had assets under custody of $4.0 trillion and assets under investment management of $778.6 billion.

Under the Advisory Agreement with the Funds, NTI, subject to the general supervision of the Funds’ Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.

As compensation for its advisory services and assumption of Fund expenses, NTI is entitled to a unitary management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets). Because each Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which NTI is expected to be paid.

From the unitary management fee, NTI pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The unitary management fee rate payable by each Fund is set forth in the table below.

Fund	Unitary Management Fee (as a percentage of the Fund’s average daily net assets)
NETS™ S&P/ASX 200 Index Fund (Australia)	0.47%
NETS™ BEL 20® Index Fund (Belgium)	0.47%
NETS™ FTSE All-World Canada Index Fund	0.47%
NETS™ Hang Seng China Enterprises Index Fund	0.51%
NETS™ CAC40® Index Fund (France)	0.47%
NETS™ DAX® Index Fund (Germany)	0.47%
NETS™ Hang Seng Index Fund (Hong Kong)	0.47%
NETS™ ISEQ 20™ Index Fund (Ireland)	0.47%
NETS™ TA-25 Index Fund (Israel)	0.70%
NETS™ S&P/MIB Index Fund (Italy)	0.47%
NETS™ TOPIX® Index Fund (Japan)	0.47%
NETS™ FTSE Bursa Malaysia 100 Index Fund	0.57%
NETS™ IPC® Index Fund (Mexico)	0.47%
NETS™ AEX-index® Fund (The Netherlands)	0.47%
NETS™ PSI 20® Index Fund (Portugal)	0.47%
NETS™ RTS Index Fund (Russia)	0.75%
NETS™ FTSE Singapore Straits Times Index Fund	0.47%
NETS™ FTSE/JSE Top 40 Index Fund (South Africa)	0.65%
NETS™ OMXS30 Index Fund (Sweden)	0.47%
NETS™ SLI Index Fund (Switzerland)	0.47%
NETS™ TAIEX Index Fund (Taiwan)	0.65%
NETS™ FTSE SET Large Cap Index Fund (Thailand)	0.51%
NETS™ FTSE 100 Index Fund (United Kingdom)	0.47%

A discussion regarding the basis for the Trust’s Board of Trustees’ approval of the Investment Advisory Agreement with NTI for all of the Funds except the NETS™ FTSE All-World Canada Index Fund, NETS™ IPC® Index Fund (Mexico), NETS™ OMXS30 Index Fund (Sweden), NETS™ SLI Index Fund (Switzerland) and NETS™ TAIEX Index Fund (Taiwan) is available in the Funds’ semiannual report for the period ended April 30, 2008. A discussion regarding the basis for the Trust’s Board of Trustees’ approval of the Investment Advisory Agreement with NTI for those Funds will be available in the Funds’ annual report for the period ending October 31, 2008.

Portfolio Managers

The Portfolio Managers listed below are primarily responsible for the day-to-day management of the Funds.

Chad M. Rakvin. Chad Rakvin is a Senior Vice President and Director of Global Equity Index Management for NTI. He is responsible for both domestic and international equity index management. Prior to joining Northern Trust in 2004, Mr. Rakvin was a principal with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. He has 12 years of investment management experience, is a CFA charterholder and a member of the CFA Institute.

Shaun Murphy. Shaun Murphy, Senior Vice President, leads NTI’s international index team in New York. His team is responsible for the management and trading of global stock, bond and currency overlay portfolios. Mr. Murphy has been a portfolio manager and trader of global index funds since 1999. Prior to joining Northern Trust in 2004, Mr. Murphy was previously a Portfolio Manager at State Street Global Advisors in London. He is a CFA charterholder and a member of the CFA Institute.

Brent Reeder. Brent Reeder, Senior Vice President, leads NTI’s domestic index team. Prior to joining Northern Trust in 1993, Mr. Reeder was a portfolio manager and trader of domestic index funds. Mr. Reeder has a broad range of expertise in both large capitalization and small capitalization index mandates. Before his portfolio management role, Mr. Reeder spent five years in trust operations as a team leader of the foundations and endowments team.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Funds.

Administrator, Custodian and Transfer Agent

JP Morgan Investor Services Co. (“JP Morgan”) is the administrator for each Fund. JP Morgan Chase Bank, NA is the custodian and transfer agent for each Fund.

Distributor

Foreside Fund Services, LLC distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of any Fund. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is not affiliated with NTI or with JP Morgan Chase & Co. or its affiliates.

SHAREHOLDER INFORMATION

Additional shareholder information, including how to buy and sell shares of any Fund, is available free of charge by calling toll-free: 1-866-928-NETS or visiting our website www.netsetfs.com.

Buying and Selling Shares

Shares of the Funds trade on Listing Exchanges and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on a Listing Exchange. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of a Fund varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section on page 117. Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Description of the NETS™ Funds section.

The Trust’s Board of Trustees has adopted a policy whereby the Funds do not monitor for frequent purchases and redemptions of Fund shares (“frequent trading”). The Board of Trustees believes that a frequent trading monitoring policy is unnecessary for the Funds because shares of the Funds are listed and traded on Listing Exchanges. It is also unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because each Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities.

The Funds are or will be listed on Listing Exchanges, including the NYSE Arca and NASDAQ. Each Listing Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s primary Listing Exchange (“Primary Listing Exchange”) is listed below:

Fund	Primary Listing Exchange
NETS™ S&P/ASX 200 Index Fund (Australia)	NYSE Arca
NETS™ BEL 20® Index Fund (Belgium)	NYSE Arca
NETS™ FTSE All-World Canada Index Fund	NASDAQ
NETS™ Hang Seng China Enterprises Index Fund	NYSE Arca
NETS™ CAC40® Index Fund (France)	NYSE Arca
NETS™ DAX® Index Fund (Germany)	NYSE Arca
NETS™ Hang Seng Index Fund (Hong Kong)	NYSE Arca
NETS™ ISEQ 20™ Index Fund (Ireland)	NYSE Arca
NETS™ TA-25 Index Fund (Israel)	NYSE Arca
NETS™ S&P/MIB Index Fund (Italy)	NYSE Arca
NETS™ TOPIX® Index Fund (Japan)	NYSE Arca
NETS™ FTSE Bursa Malaysia 100 Index Fund	NYSE Arca
NETS™ IPC® Index Fund (Mexico)	NASDAQ
NETS™ AEX-index® Fund (The Netherlands)	NYSE Arca
NETS™ PSI 20® Index Fund (Portugal)	NYSE Arca
NETS™ RTS Index Fund (Russia)	NYSE Arca
NETS™ FTSE Singapore Straits Times Index Fund	NYSE Arca
NETS™ FTSE/JSE Top 40 Index Fund (South Africa)	NYSE Arca
NETS™ OMXS30 Index Fund (Sweden)	NASDAQ
NETS™ SLI Index Fund (Switzerland)	NASDAQ
NETS™ TAIEX Index Fund (Taiwan)	NYSE Arca
NETS™ FTSE SET Large Cap Index Fund (Thailand)	NYSE Arca
NETS™ FTSE 100 Index Fund (United Kingdom)	NYSE Arca

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any rights as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

Share Prices

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of shares of each Fund, known as the “indicative optimized portfolio value” (“IOPV”), will be disseminated every fifteen seconds throughout the trading day by the Listing Exchange on which the Fund is listed or by other information providers or market data vendors. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. The IOPV should not be viewed as a “real-time” update of the NAV, because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. The IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no warranty as to its accuracy.

Shares of the Funds may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days,

shares may trade in the secondary market with more significant premiums or discounts than might otherwise be experienced on days when the Fund accepts purchase and redemption orders.

Determination of Net Asset Value

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE, the Fund’s Primary Listing Exchange and the Fund custodian are open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

In calculating the Fund’s NAV, a Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of Funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Funds’ Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase a Fund’s shares, the value of the Fund’s investments may change on days when shareholders are not able to purchase the Fund’s shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Funds’ Underlying Indexes as well as the dates on which a settlement period would exceed seven calendar days in 2008 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

Dividends and Distributions

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain Funds.

Dividends and other distributions on shares are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Foreign Taxes. Each Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Cash Redemptions. The NETS™ FTSE Bursa Malaysia 100 Index Fund and NETS™ TAIEX Index Fund (Taiwan) do not generally make in-kind redemptions. These Funds may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Funds to recognize a capital gain they might not have recognized if they had made a redemption in-kind. As a result, the Funds may pay out higher annual capital gain distributions than if in-kind redemptions were made.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless the shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains and, in the case of distributions attributable to the Fund’s taxable year ending on October 31, 2008, net short-term capital gains, of the Fund. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for the Fund’s taxable year ending on October 31, 2008, Portfolio distributions attributable to U.S.-source interest income of the Fund will be exempt from U.S. federal income tax for foreign investors, but they may need to file a federal income tax return to obtain a refund of any withholding taxes.

For the Fund’s taxable years beginning after October 31, 2008, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2010.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

Creations and Redemptions

The shares that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units. The number of shares per Creation Unit for each Fund is listed below:

Fund	Number of Shares per Creation Unit
NETS™ S&P/ASX 200 Index Fund (Australia)	100,000
NETS™ BEL 20® Index Fund (Belgium)	100,000
NETS™ FTSE All-World Canada Index Fund	100,000
NETS™ Hang Seng China Enterprises Index Fund	100,000
NETS™ CAC40® Index Fund (France)	100,000
NETS™ DAX® Index Fund (Germany)	100,000
NETS™ Hang Seng Index Fund (Hong Kong)	100,000
NETS™ ISEQ 20™ Index Fund (Ireland)	100,000
NETS™ TA-25 Index Fund (Israel)	100,000
NETS™ S&P/MIB Index Fund (Italy)	100,000
NETS™ TOPIX® Index Fund (Japan)	150,000
NETS™ FTSE Bursa Malaysia 100 Index Fund	100,000
NETS™ IPC® Index Fund (Mexico)	100,000
NETS™ AEX-index® Fund (The Netherlands)	100,000
NETS™ PSI 20® Index Fund (Portugal)	100,000
NETS™ RTS Index Fund (Russia)	100,000
NETS™ FTSE Singapore Straits Times Index Fund	100,000
NETS™ FTSE/JSE Top 40 Index Fund (South Africa)	100,000
NETS™ OMXS30 Index Fund (Sweden)	100,000
NETS™ SLI Index Fund (Switzerland)	100,000
NETS™ TAIEX Index Fund (Taiwan)	100,000
NETS™ FTSE SET Large Cap Index Fund (Thailand)	100,000
NETS™ FTSE 100 Index Fund (United Kingdom)	100,000

Each “creator” enters into an authorized participant agreement with Foreside Fund Services, LLC, the Fund’s Distributor, which is subject to acceptance by the transfer agent, and then deposits into the applicable Fund a portfolio of securities closely approximating the holdings of the Fund and, if necessary, a specified amount of cash, in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in a specified number of Creation Units, principally in-kind for a portfolio of securities held by the Fund and, if necessary, a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Certain countries have instituted capital controls that prohibit the repatriation of capital and free transfers of securities. Certain countries may also have settlement, clearance and/or registration problems. Currently, it is anticipated that the NETS™ FTSE Bursa Malaysia 100 Index Fund and NETS™ TAIEX Index Fund (Taiwan) will make creations and redemptions in U.S. dollars, rather than on an in-kind basis. In addition, the Trust may in its discretion make available purchases and redemptions of Creation Units of any of the other Funds’ shares in U.S. dollars rather than on an in-kind basis.

The Funds intend to comply with the federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including requiring that the securities accepted for deposits and the securities delivered to satisfy redemption requests are securities that may be sold in transactions that would be exempt from registration under the Securities Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant, and in each case, must have executed an authorized participant agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.

Transaction Fees

Each Fund will impose a Creation Transaction Fee and a Redemption Transaction Fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay a higher fee to compensate for brokerage and market impact expenses and other associated costs. The standard Creation and Redemption Transaction Fees for creations and redemptions in kind for each Fund are discussed below. The standard Creation Transaction Fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the Redemption Transaction Fee will be the amount indicated regardless of the number of Creation Units redeemed that day. NTI may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

The standard Creation and Redemption Transaction Fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional fee up to the maximum amount shown below under “Maximum Additional Variable Charge for Cash Purchases/Maximum Additional Variable Charge for Cash Redemptions.” In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring the securities from the Fund.

Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of March 14, 2008, unless otherwise indicated, the approximate value of one Creation Unit per Fund, including the standard Creation and Redemption Transaction Fee and the number of shares per Creation Unit.

NETS™ Funds	Approximate Value of Creation Unit	Fee for In-kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases*	Maximum Additional Variable Charge for Cash Redemptions*	Number of Shares Per Creation Unit
NETS™ S&P/ASX 200 Index Fund (Australia)	$2,500,000	$2,400	0.60%	0.60%	100,000
NETS™ BEL 20® Index Fund (Belgium)	$2,500,000	$700	0.30%	0.30%	100,000
NETS™ FTSE All-World Canada Index Fund)****	$2,500,000	$1,900	0.30%	0.30%	100,000
NETS™ Hang Seng China Enterprises Index Fund	$2,500,000	$2,000	0.60%	0.60%	100,000
NETS™ CAC40® Index Fund (France)	$2,500,000	$2,900	0.25%	0.25%	100,000
NETS™ DAX® Index Fund (Germany)	$2,500,000	$1,500	0.25%	0.25%	100,000
NETS™ Hang Seng Index Fund (Hong Kong)	$2,500,000	$2,000	0.60%	0.60%	100,000
NETS™ ISEQ 20™ Index Fund (Ireland)	$2,500,000	$1,500	1.25%	0.25%	100,000
NETS™ TA-25 Index Fund (Israel)	$2,500,000	$1,000	0.75%	0.75%	100,000
NETS™ S&P/MIB Index Fund (Italy)	$2,500,000	$1,400	0.30%	0.30%	100,000
NETS™ TOPIX® Index Fund (Japan)****	$2,856,000	$5,000	0.40%	0.40%	150,000
NETS™ FTSE Bursa Malaysia 100 Index Fund	$2,500,000	$5,000	**%	***%	100,000
NETS™ IPC® Index Fund (Mexico)****	$2,500,000	$1,400	0.50%	0.50%	100,000
NETS™ AEX-index® Fund (The Netherlands)	$2,500,000	$1,000	0.25%	0.25%	100,000
NETS™ PSI 20® Index Fund (Portugal)	$2,500,000	$1,500	0.30%	0.30%	100,000
NETS™ RTS Index Fund (Russia)	$2,500,000	$3,000	2.00%	3.00%	100,000
NETS™ FTSE Singapore Straits Times Index Fund	$2,500,000	$2,000	1.60%	1.60%	100,000
NETS™ FTSE/JSE Top 40 Index Fund (South Africa)	$2,500,000	$1,200	0.75%	0.75%	100,000
NETS™ OMXS30 Index Fund (Sweden)****	$2,500,000	$1,300	0.30%	0.30%	100,000
NETS™ SLI Index Fund (Switzerland)****	$2,500,000	$1,500	0.40%	0.40%	100,000
NETS™ TAIEX Index Fund (Taiwan)****	$2,500,000	$7,500	**%	***%	100,000
NETS™ FTSE SET Large Cap Index Fund (Thailand)	$2,500,000	$2,000	2.00%	3.00%	100,000
NETS™ FTSE 100 Index Fund (United Kingdom)	$2,500,000	$3,500	0.75%	0.25%	100,000

*	As a percentage of amount invested.

**	The maximum additional variable charge for cash purchases will be a percentage of the value of the portfolio securities comprising the Creation Units purchased or redeemed, which will not exceed 3.00%.

***	The maximum additional variable charge for cash redemptions will be a percentage of the value of the portfolio securities comprising the Creation Units redeemed, which will not exceed 2.00%.

****

The information presented for the NETS™ FTSE All-World Canada, NETS™ TOPIX Index Fund (Japan), NETS™ IPC® Index Fund (Mexico), NETS™ OMXS30 Index Fund (Sweden), NETS™ SLI Index Fund (Switzerland) and NETS™ TAIEX Index Fund (Taiwan) is as of October 14, 2008.

Householding

Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FINANCIAL HIGHLIGHTS

There are no financial highlights for the Funds because they commenced operations on or after the date of this Prospectus.

MORE INFORMATION ABOUT THE UNDERLYING INDICES AND INDEX PROVIDERS

S&P/ASX 200 Index is a service mark of Standard & Poor’s. S&P® is a trademark of the McGraw-Hill Companies, Inc. ASX™ is a trademark of the Australian Stock Exchange Limited.

BEL 20®, CAC40®, AEX-index® and PSI 20® are registered trademarks of Euronext N.V. or its subsidiaries and have been licensed for use for certain purposes by NTI. Euronext Paris S.A. has all proprietary rights with respect to the CAC40®. In no way Euronext Paris S.A. and any direct or indirect affiliates sponsor, endorse or are otherwise involved in the issue and offering of the product. Euronext Paris S.A. and any direct or indirect affiliates disclaim any liability to any party for any inaccuracy in the data on which the CAC40® is based, for any mistakes, errors, or omissions in the calculation and/or dissemination of the Index, or for the manner in which it is applied in connection with the issue and offering thereof. Euronext Lisbon has all proprietary rights with respect to the PSI 20®. In no way Euronext Lisbon and any direct or indirect affiliates sponsor, endorse or are otherwise involved in the issue and offering of the product. Euronext Lisbon and any direct or indirect affiliates disclaim any liability to any party for any inaccuracy in the data on which the PSI 20® is based, for any mistakes, errors, or omissions in the calculation and/or dissemination of the Index, or for the manner in which it is applied in connection with the issue and offering thereof. Euronext Indices B.V. has all proprietary rights with respect to the AEX-index®. In no way Euronext Indices B.V. sponsors, endorses or is otherwise involved in the issue and offering of the product. Euronext Indices B.V. disclaims any liability to any party for any inaccuracy in the data on which the AEX-index® is based, for any mistakes, errors, or omissions in the calculation and/or dissemination of the Index, or for the manner in which it is applied in connection with the issue and offering thereof. Euronext Brussels SA/NV has all proprietary rights with respect to the BEL 20®. In no way Euronext Brussels SA/NV and any direct or indirect affiliates sponsor, endorse or are otherwise involved in the issue and offering of the product. Euronext Brussels SA/NV and any direct or indirect affiliates disclaim any liability to any party for any inaccuracy in the data on which the BEL 20® is based, for any mistakes, errors, or omissions in the calculation and/or dissemination of the BEL 20®, or for the manner in which it is applied in connection with the issue and offering thereof.

FTSE All-World Canada Index is a service mark of FTSE and has been licensed for use for certain purposes by NTI. FTSE is a trademark of the London Stock Exchange Plc and the Financial Times Limited and is used by FTSE International Limited under license. FTSE does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

Hang Seng China Enterprises Index and Hang Seng Index (for purposes of this paragraph only, the “Indexes”) are service marks of Hang Seng Indexes Company Limited and have been licensed for use for certain purposes by NTI. The Indexes are published and compiled by Hang Seng Indexes Company Limited pursuant to a license from Hang Seng Data Services Limited. The marks and names Hang Seng China Enterprises Index and Hang Seng Index are proprietary to Hang Seng Data Services Limited. Hang Seng Indexes Company Limited and Hang Seng Data Services Limited have agreed to the use of, and reference to, the Indexes by NTI in connection with the NETS™ Hang Seng China Enterprises Index Fund and the NETS™ Hang Seng Index Fund (Hong Kong) (together, for purposes of this paragraph only, the “Product”), BUT NEITHER HANG SENG INDEXES COMPANY LIMITED NOR HANG SENG DATA SERVICES LIMITED WARRANTS OR REPRESENTS OR GUARANTEES TO ANY BROKER OR HOLDER OF THE PRODUCT OR ANY OTHER PERSON (i) THE ACCURACY OR COMPLETENESS OF ANY OF THE INDEXES AND ITS COMPUTATION OR ANY INFORMATION RELATED THERETO; OR (ii) THE FITNESS OR SUITABILITY FOR ANY PURPOSE OF ANY OF THE INDEXES OR ANY COMPONENT OR DATA COMPRISED IN IT; OR (iii) THE RESULTS WHICH MAY BE OBTAINED BY ANY PERSON FROM THE USE OF ANY OF THE INDEXES OR ANY COMPONENT OR DATA COMPRISED IN IT FOR ANY PURPOSE, AND NO WARRANTY OR REPRESENTATION OR GUARANTEE OF ANY KIND WHATSOEVER RELATING TO ANY OF THE INDEXES IS GIVEN OR MAY BE IMPLIED. The process and basis of computation and compilation of any of the Indexes and any of the related formula or formulae, constituent stocks and factors may at any time be changed or altered by Hang Seng Indexes Company Limited without notice. TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO RESPONSIBILITY OR LIABILITY IS ACCEPTED BY HANG SENG INDEXES COMPANY LIMITED OR HANG SENG DATA SERVICES LIMITED (i) IN RESPECT OF THE USE OF AND/OR REFERENCE TO ANY OF THE INDEXES BY NTI IN CONNECTION WITH THE PRODUCT; OR (ii) FOR ANY INACCURACIES, OMISSIONS, MISTAKES OR ERRORS OF HANG SENG INDEXES COMPANY LIMITED IN THE COMPUTATION OF ANY OF THE INDEXES; OR (iii) FOR ANY INACCURACIES,

OMISSIONS, MISTAKES, ERRORS OR INCOMPLETENESS OF ANY INFORMATION USED IN CONNECTION WITH THE COMPUTATION OF ANY OF THE INDEXES WHICH IS SUPPLIED BY ANY OTHER PERSON; OR (iv) FOR ANY ECONOMIC OR OTHER LOSS WHICH MAY BE DIRECTLY OR INDIRECTLY SUSTAINED BY ANY BROKER OR HOLDER OF THE PRODUCT OR ANY OTHER PERSON DEALING WITH THE PRODUCT AS A RESULT OF ANY OF THE AFORESAID, AND NO CLAIMS, ACTIONS OR LEGAL PROCEEDINGS MAY BE BROUGHT AGAINST HANG SENG INDEXES COMPANY LIMITED AND/OR HANG SENG DATA SERVICES LIMITED in connection with the Product in any manner whatsoever by any broker, holder or other person dealing with the Product. Any broker, holder or other person dealing with the Product does so therefore in full knowledge of this disclaimer and can place no reliance whatsoever on Hang Seng Indexes Company Limited and Hang Seng Data Services Limited. For the avoidance of doubt, this disclaimer does not create any contractual or quasi-contractual relationship between any broker, holder or other person and Hang Seng Indexes Company Limited and/or Hang Seng Data Services Limited and must not be construed to have created such relationship.

DAX® Index is a trademark of Deutsche Börse AG and has been licensed for use for certain purposes by NTI. Deutsche Börse AG neither sponsors nor endorses NETS™ DAX® Index Fund and it makes no warranty or representation as to the accuracy and/or completeness of the Index or the results to be obtained by any person from the use of the Index in connection with the trading of NETS™ DAX® Index Fund.

ISEQ 20™ is a trademark of the Irish Stock Exchange and has been licensed for use for certain purposes by NTI.

TA-25 Index is a service mark of the Tel-Aviv Stock Exchange and has been licensed for use for certain purposes by NTI.

S&P/MIB Index is a service mark of Standard & Poor’s and Borsa Italiana. S&P® is a trademark of the McGraw-Hill Companies, Inc. MIB™ is a trademark of the Borsa Italiana.

TOPIX Index is a service mark of the Tokyo Stock Exchange (TSE) and has been licensed for use for certain purposes by NTI.

FTSE BURSA Malaysia 100 Index is calculated by FTSE. All rights in the index vest in FTSE and Bursa Malaysia, and have been licensed for use for certain purposes by NTI.

IPC® is a service mark of the Bolsa Mexicana de Valores, S.A.B. de C.V. (“Bolsa Mexicana de Valores”) and has been licensed for use for certain purposes by NTI.

RTS Index is a service mark of Standard & Poor’s and the Russian Trading System. S&P® is a trademark of the McGraw-Hill Companies, Inc. RTS™ is a trademark of the Russian Trading System.

FTSE has advised the Trust that it has entered into an agreement pursuant to which FTSE will relaunch the Straits Times Index as the FTSE Singapore Straits Times Index. The FTSE Singapore Straits Times Index is a service mark of FTSE and has been licensed for use for certain purposes by NTI.

FTSE/JSE Top 40 Index is compiled and calculated by FTSE in conjunction with JSE Limited (“JSE”). JSE is a trademark of JSE limited. All rights in and to the FTSE/JSE Top 40 Index vest in FTSE and JSE, and have been licensed for use for certain purposes by NTI.

OMXS30 Index is a service mark of NASDAQ OMX Group, Inc. and has been licensed for use for certain purposes by NTI.

SLI Swiss Leader Index is a trademark of the SWX Swiss Exchange and has been licensed for use for certain purposes by NTI.

TAIEX, Taiwan Stock Exchange Capitalization Weighted Stock Index, is the registered service/trademark owned by, and proprietary to, Taiwan Stock Exchange Corporation (“TSEC”), and has been licensed for use for certain purposes by NTI.

FTSE SET Large Cap Index is a service mark of FTSE and has been licensed for use for certain purposes by NTI.

FTSE 100 Index is a service mark of FTSE and has been licensed for use for certain purposes by NTI.

Standard & Poor’s, Euronext N.V., FTSE, Hang Seng Indexes Company Limited, Deutsche Börse Group, Irish Stock Exchange, Tel-Aviv Stock Exchange, Borsa Italiana, Tokyo Stock Exchange, Bursa Malaysia, Bolsa Mexicana de Valores, Russian Trading System, JSE limited, NASDAQ OMX Group, Inc., SWX Swiss Exchange and Taiwan Stock Exchange Corporation are referred to together as the “Index Providers.”

Each Index Provider is described separately below:

Standard & Poor’s

Standard & Poor’s provides financial, economic and investment information and analytical services to the financial community.

Euronext N.V.

Euronext N.V. is a pan-European stock exchange. NYSE Euronext, the holding company created by the combination of NYSE Group, Inc. and Euronext N.V., was launched on April 4, 2007. NYSE Euronext (NYSE/New York and Euronext/Paris: NYX) operates the world’s largest and most liquid exchange group and offers the most diverse array of financial products and services. NYSE Euronext, which brings together six cash equities exchanges in five countries and six derivatives exchanges, is a world leader for listings, trading in cash equities, equity and interest rate derivatives, bonds and the distribution of market data.

FTSE

FTSE Group (FTSE) is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by The Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers.

Hang Seng Indexes Company Limited

Hang Seng Indexes Company Limited is a wholly-owned subsidiary of Hang Seng Bank and is responsible for compiling, publishing and managing the Hang Seng Index and a range of other stock indexes. The Hang Seng Index is a barometer of the Hong Kong stock market. The constituent stocks are grouped under finance, utilities, properties and commerce and industry sub-indexes.

Deutsche Börse Group

Deutsche Börse Group offers more than a marketplace for trading shares and other securities. It is a transaction services provider with advanced technology to afford companies and investors access to global capital markets. Deutsche Börse has a broader basis than any of its competitors. Its product and services mix cover the entire process chain: securities and derivatives trading, transaction settlement, provision of market information as well as the development and operation of electronic trading systems. With its process-oriented business model, Deutsche Börse increases capital markets efficiency. Issuers benefit from low capital costs and investors enjoy the advantages of high liquidity and low transaction costs.

Irish Stock Exchange

The Irish Stock Exchange (ISE) (the “Exchange”) is a key element of the financial infrastructure of Ireland and is one of the most innovative and independent exchanges in Europe. As an operator of both a regulated market and of multilateral trading facilities under European legislation the Exchange complies with the requirements of all relevant directives in relation to securities admitted to trading and/or listed on its markets which include equities and corporate bonds, covered warrants, government bonds, investment funds, exchange traded funds and debt securities.

Tel-Aviv Stock Exchange

The Tel-Aviv Stock Exchange was established in September 1953 by a number of banks and brokerages joined forces. Since the mid-1990s the Tel-Aviv Stock Exchange (TASE) has been adapting to meet the standards of the most advanced exchanges in the world. The TASE is a private company limited by guarantee. It is owned by its members, both banks and non-banking corporations, through which anybody may trade in the securities listed on the exchange. Legally the exchange is regulated by the Securities Law (1968), and falls under the direct supervision of the Israel Securities Authority (ISA).

Borsa Italiana

The Borsa Italiana S.p. A., based in Milan, is Italy‘s main stock exchange. It was founded in 1997 following the privatisation of the exchange and has been operational since January 2, 1998. The Borsa Italiana’s primary objective is the development of managed markets, maximizing their liquidity, transparency and competitiveness and at the same time pursuing high levels of efficiency and profitability.

Tokyo Stock Exchange

The Tokyo Stock Exchange (TSE) is a stock corporation that provides an Exchange Securities Market under authorization of the Prime Minister of Japan. The management of the Exchange Securities Market is required to be conducted in a highly public matter. Therefore, the management aims are stipulated in the Tokyo Stock Exchange’s constitution as, “in order to contribute towards the protection of the public interest and investors, the trading of securities must be carried out in a fair and efficient manner.” It is also clearly stated in the constitution that the TSE shall continue to maintain a high level of publicity concerning its management.

Bursa Malaysia

The Bursa Malaysia is the premier security exchange in Malaysia where the purpose of the Bursa Malaysia is to provide an internationally competitive marketplace for various investments and fund raising activities. The name of the Bursa Malaysia was changed from the name Kuala Lumpur Stock Exchange when Bursa Malaysia converted to become a demutualized exchange during the early months of the year 2004.

Bolsa Mexicana de Valores

The Bolsa Mexicana de Valores or BMV is Mexico‘s only Stock Exchange. It is headquartered on the prestigious Paseo de la Reforma in central Mexico City, and is the second largest Stock Exchange in Latin America, behind the São Paulo Stock Exchange.

Russian Trading System

The Russian Trading System was established in 1995 to consolidate separate regional securities trading floors into a unified regulated Russian securities market. The Russian Trading System lists leading Russian securities that are of great interest to both domestic and foreign portfolio investors, thus providing the industry with the most important market indicators.

JSE Limited

The JSE Limited (“JSE”) is licensed as an exchange under the Securities Services Act 2004 and is Africa’s premier exchange. It has operated as a market place for the trading of financial products for nearly 120 years. In this time, the JSE has evolved from a traditional floor based equities trading market to a modern securities exchange providing fully electronic trading, clearing and settlement in equities, financial and agricultural derivatives and other associated instruments and has extensive surveillance capabilities. The JSE is also a major provider of financial information.

NASDAQ OMX Group, Inc.

The NASDAQ OMX Group, Inc. is the world’s largest exchange company. It delivers trading, exchange technology and public company services across six continents, and with over 3,900 companies, it is number one in worldwide listings among major markets. NASDAQ OMX offers multiple capital raising solutions to companies around the globe, including its U.S. listings market; the OMX Nordic exchanges, including First North; and the 144A PORTAL Market. The company offers trading across multiple asset classes including equities, derivatives, debt, commodities, structured products and

ETFs. NASDAQ OMX technology supports the operations of over 60 exchanges, clearing organizations and central securities depositories in more than 50 countries.

SWX Swiss Exchange

The SWX Swiss Exchange is one of the world’s most technologically advanced securities exchanges. Though firmly rooted in Switzerland’s strong financial centre, the SWX resolutely pursues a strategy focused on internationality. In transnational collaboration, the SWX works with select partners to provide top-rate securities exchange services. A significant factor in this regard is its broad range of products, but perhaps even more so its integrated, fully electronic trading, clearing and settlement system. With a single click of the mouse, securities orders are executed, cleared, settled and confirmed.

Taiwan Stock Exchange Corporation

The TSEC is the sole centralized securities trading market in Taiwan. The TSEC was organized pursuant to the Securities and Exchange Law and the Company Law. Its purpose is to promote investment by enterprises, enhance economic development and assist the industrial and commercial enterprises in raising capital.

DISCLAIMERS

The NETS™ Funds are not sponsored, endorsed, sold or promoted by any of the Index Providers. Neither the Index Providers, any of their affiliates nor any other party involved in making or compiling the Underlying Indices makes any representation or warranty, express or implied, to the owners of the NETS™ Funds or any member of the public regarding the advisability of investing in securities generally or in the NETS™ Funds particularly or the ability of the Underlying Indices to track general stock market performance. The Index Providers are the licensors of certain trademarks, service marks and trade names of the Index Providers and of the Underlying Indices, which are determined, composed and calculated by the Index Providers without regard to TNTC, NTI or the NETS™ Funds. The Index Providers have no obligation to take the needs of TNTC, NTI or the owners of the NETS™ Funds into consideration in determining, composing or calculating the Underlying Indices. The Index Providers are not responsible for and have not participated in the determination of the prices and amount of shares of the NETS™ Funds or the timing of the issuance or sale of such shares or in the determination or the calculation of the equation by which shares of the NETS™ Funds is to be converted into cash. Neither the Index Providers, any of their affiliates nor any other party involved in making or compiling the Underlying Indices has any obligation or liability to owners of the NETS™ Funds in connection with the administration of the NETS™ Funds, or the marketing or trading of shares of the NETS™ Funds.

Although each Index Provider obtains information for inclusion in or for use in the calculation of the Underlying Indices from sources which the Index Providers consider reliable, neither the Index Providers, any of their affiliates nor any other party involved in making or compiling the Underlying Indices guarantees the accuracy and/or the completeness of the Underlying Indices or any data included therein. Neither the Index Providers, any of their affiliates nor any other party involved in making or compiling the Underlying Indices makes any warranty, express or implied, as to results to be obtained by NTI, the owners of the NETS™ Funds, or any other person or entity from the use of the Underlying Indices or any data included therein in connection with the rights licensed hereunder or for any other use. Neither the Index Providers, any of their affiliates nor any other party involved in making or compiling the Underlying Indices shall have any liability for any errors, omissions or interruptions of or in connection with the Underlying Indices or any data included therein. Neither the Index Providers, any of their affiliates nor any other party involved in making or compiling the Underlying Indices makes any express or implied warranties, and the Index Providers hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Indices or any data included therein. Without limiting any of the foregoing, in no event shall the Index Providers, any of their affiliates or any other party involved in making or compiling the Underlying Indices have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. For the avoidance of doubt, this disclaimer does not create any contractual or quasi-contractual relationship between any owner of the NETS™ Funds or any other person dealing with the NETS™ Funds and the Index Provider, any of their affiliates or any other party involved in making or compiling the Underlying Indices, and must not be construed to have created such relationship.

Each Index Provider is independent from one another and does not assume or accept any liability of any other Index Providers.

For purposes of the disclaimers below, each of the NYSE Arca and the NASDAQ is a Listing Exchange.

Shares of the Trust are not sponsored, endorsed or promoted by the Listing Exchanges. The Listing Exchanges make no representation or warranty, express or implied, to the owners of the shares of any NETS™ Fund or any member of the public regarding the ability of any NETS™ Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Listing Exchanges are not responsible for, nor have they participated in, the determination of the compilation or the calculation of any Underlying Indices, nor in the determination of the timing of, prices of, or quantities of the shares of any NETS™ Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchanges have no obligation or liability to owners of the shares of any NETS™ Fund in connection with the administration, marketing or trading of the shares of the Fund.

The Listing Exchanges do not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The Listing Exchanges make no warranty, express or implied, as to results to be obtained by the Trust on behalf of its NETS™ Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Trust, or any other person or entity from the use of any Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. The Listing Exchanges make no express or implied warranties, and hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Listing Exchanges have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

NTI does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein or the descriptions of the Index Providers, and NTI shall have no liability for any errors, omissions, or interruptions therein.

NTI makes no warranty, express or implied, as to results to be obtained by the NETS™ Funds, to the owners of the shares of any NETS™ Fund, or to any other person or entity, from the use of any Underlying Index or any data included therein. NTI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NTI have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

NETS™ is a trademark of NTI.

SUPPLEMENTAL INFORMATION

I. Premium/Discount Information

Tables presenting information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s NAV have been omitted because each Fund has been in operation for less than a year.

II. Total Return Information

Tables presenting information about the total return of each Fund’s Underlying Index and the total return of each Fund have been omitted because each Fund has been in operation for less than a year.

FOR MORE INFORMATION

Annual/Semiannual Reports

Additional information about the NETS™ Funds’ investments will be available in the Funds’ annual and semiannual reports to shareholders when they are prepared. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is available in the Funds’ Statement of Additional Information. The Statement of Additional Information is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports and the Statement of Additional Information are available free upon request by calling the NETS™ Funds Center at 866-928-NETS.

To obtain other information and for shareholder inquiries:

BY TELEPHONE

866-928-NETS

BY MAIL

NETS Investor Services

801 South Canal Street, Department C-5S

Chicago, Illinois 60607

ON THE INTERNET

The Funds’ documents are available online and may be downloaded from:

The SEC’s Web site at www.sec.gov (text-only).

NETS™ Funds’ Web site at www.netsetfs.com.

You may review and obtain copies of NETS™ Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of NETS™ Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C., 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

DISTRIBUTOR

Foreside Fund Services, LLC

http://www.foresides.com/

Investment Company Act File No.: 811-22140

© 2008 NETS Funds

NETS™ FUNDS — REGIONAL/SPECIALTY SERIES PROSPECTUS

March 17, 2008,

as revised November 5, 2008

NETS™ FTSE CNBC Global 300 Index Fund

NETS™ Tokyo Stock Exchange REIT Index Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NETS™ Funds

NETS Trust, a Maryland business trust (the “Trust”), is a registered investment company that currently consists of 25 separate investment portfolios. This Prospectus relates to the following two investment portfolios, each a “Fund” and collectively, the “Funds.”

NETS™ FTSE CNBC Global 300 Index Fund

NETS™ Tokyo Stock Exchange REIT Index Fund

Shares of each Fund are or will be listed on a national securities exchange (each a “Listing Exchange”), such as the NYSE Arca. Each Fund’s shares will trade at market prices on the Listing Exchange. Market prices for a Fund’s shares may be different from its net asset value per share (“NAV”). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems shares at its NAV only in blocks of 100,000 or more shares, depending on the Fund, or multiples thereof (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors known as Authorized Participants may purchase or redeem Creation Units.

Except when aggregated in Creation Units, shares of each Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund at NAV.

An investment in a Fund is not a deposit of any bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation, any government agency or Northern Trust. An investment in a Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated March 17, 2008, as revised November 5, 2008

2

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Funds’ investment adviser, Northern Trust Investments, N.A. (“NTI”), or the Funds’ distributor, Foreside Fund Services, LLC (the “Distributor”).

3

OVERVIEW

Introduction

This Prospectus provides the information you need to make an informed decision about investing in the Funds described beginning on page 13. It contains important facts about the Trust as a whole and each Fund in particular.

Each Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index (its “Underlying Index”). Each Underlying Index is a group of securities that the sponsor of an index (an “Index Provider”) selects as representative of a specific market, market segment or industry sector. Each Index Provider determines the relative weightings of the securities in the index and publishes information regarding the market value of the index. Additional information regarding each Index Provider is provided in the section entitled More Information about Underlying Indices and Index Providers on page 40.

Each Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund may not be appropriate as a complete investment program.

NTI, the investment adviser to each Fund, is a subsidiary of The Northern Trust Company (“TNTC”), which is a subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI and its affiliates are not affiliated with any Index Provider. Unless otherwise indicated, NTI, TNTC and Northern Trust Corporation are referred to collectively in this Prospectus as “Northern Trust.”

The Principal Investment Strategies of the Funds and the Principal Risk Factors Common to All Funds sections discuss the principal strategies and risks applicable to the Funds, while the Description of the NETS™ Funds section provides important information about each Fund, including a brief description of each Fund’s Underlying Index and principal risks specific to that Fund.

The Trust also offers other investment portfolios in a separate prospectus, including the NETS™ S&P/ASX 200 Index Fund (Australia), NETS™ BEL 20® Index Fund (Belgium), NETS™ FTSE All-World Canada Index Fund, NETS™ Hang Seng China Enterprises Index Fund, NETS™ CAC40® Index Fund (France), NETS™ DAX® Index Fund (Germany), NETS™ Hang Seng Index Fund (Hong Kong), NETS™ ISEQ 20™ Index Fund (Ireland), NETS™ TA-25 Index Fund (Israel), NETS™ S&P/MIB Index

4

Fund (Italy), NETS™ TOPIX® Index Fund (Japan), NETS™ FTSE Bursa Malaysia 100 Index Fund, NETS™ IPC® Index Fund (Mexico), NETS™ AEX-index® Fund (The Netherlands), NETS™ PSI 20® Index Fund (Portugal), NETS™ RTS Index Fund (Russia), NETS™ FTSE Singapore Straits Times Index Fund, NETS™ FTSE/JSE Top 40 Index Fund (South Africa), NETS™ OMXS30 Index Fund (Sweden), NETS™ SLI Index Fund (Switzerland), NETS™ TAIEX Index Fund (Taiwan), NETS™ FTSE SET Large Cap Index Fund (Thailand) and the NETS™ FTSE 100 Index Fund (United Kingdom).

Investment Objectives of the Funds

Each Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of its Underlying Index. Each of the Funds’ investment objectives and Underlying Index may be changed without shareholder approval. Shareholders will be given 60 days’ prior notice of any such change.

The Board of Trustees of the NETS Trust (the “Board”) reserves the right to substitute a replacement index if: an Index Provider of any Underlying Index of a Fund no longer calculates the index, the Underlying Index license is terminated for any reason, the identity or the character of the Underlying Index is materially changed, or for any other reason determined by the Board in good faith. If the Board determines that it is impracticable to substitute a replacement index, it will take whatever action is deemed to be in the best interests of the Fund’s shareholders.

5

PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

NTI uses a “passive” or indexing approach to try to achieve each Fund’s investment objective. Unlike many investment companies, the Funds do not try to “beat” the indices they track and do not seek temporary defensive positions when markets decline or appear overvalued.

Each Fund will normally invest at least 90% of its total assets in the securities of its Underlying Index and in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Euro Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”) based on the securities in its Underlying Index.

Each Fund may also invest up to 10% of its assets (its 10% “Asset Basket”) in certain futures, options and swap contracts (which may be leveraged and are considered derivatives), cash and cash equivalents, as well as in stocks not included in its Underlying Index, but which NTI believes will help the Fund track its Underlying Index.

NTI uses a representative sampling indexing strategy to manage the Funds.

Representative Sampling

“Representative sampling” is investing in a representative sample of securities in the relevant Underlying Index, which has a similar investment profile as the relevant Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use representative sampling may or may not hold all of the securities that are included in the relevant Underlying Index.

Correlation

Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while a Fund is an actual investment portfolio. The performance of a Fund and its Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions (such as diversification requirements that apply to the Funds but not to the Underlying Index) and timing variances.

NTI expects that, over time, the correlation between each Fund’s performance and that of its Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation.

6

Because the Funds use a representative sampling strategy, they can be expected to have a larger tracking error than if they used a replication strategy. “Replication strategy” is investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index.

Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures.

Industry Concentration Policy

The NETS™ Tokyo Stock Exchange REIT Index Fund concentrates its investments in the real estate industry. The NETS™ FTSE CNBC Global 300 Index Fund will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, it will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries.

PRINCIPAL RISK FACTORS COMMON TO BOTH FUNDS

Each Fund is subject to the principal risks described below. Additional principal risks associated with a Fund are discussed under the description of that Fund in the Description of the NETS™ Funds section. Some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asian Market Risk

Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the Japanese or global economy. Most Asian economies are characterized by periods of over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Currency devaluations in any one Asian country can have a significant effect on the entire Asian region. Economic downturns and significant volatility have characterized most Asian economies more recently. Increased political and social unrest in any Asian country could cause further economic and market uncertainty in the region. The risks related to Asian countries, as well as any changes to the economies of Asian countries, may adversely affect the global economy.

7

Asset Class Risk

The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indices may underperform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk

If the Underlying Index of a Fund concentrates in a particular market, industry, group of industries or sector or asset class, that Fund may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, a Fund that concentrates in a single market, industry, group of industries, sector or asset class may be more susceptible to any single economic, market, political or regulatory occurrence affecting that market, industry, group of industries, sector or asset class. The NETS™ Tokyo Stock Exchange REIT Index Fund invests substantially all of its assets in the equity markets of a single country outside the U.S and concentrates its investments in the real estate industry.

Counterparty Risk

Counterparty Risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. A Fund may use these instruments to help it track its respective Underlying Index. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden

8

fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Foreign Security Risk

The NETS™ CNBC Global 300 Index Fund invests in both the U.S. and foreign equity markets while the NETS™ Tokyo Stock Exchange REIT Index Fund invests substantially all of its assets within the equity markets of a single country outside of the U.S. Foreign markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets; less publicly available information about issuers; the imposition of taxes; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; social, economic and political uncertainties; the risk of expropriation of assets; and the risk of war and/or terrorism. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of a Fund’s distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline. Recent developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. These developments have also had an effect on the broader economy. There is

9

a risk that the lack of liquidity or other adverse credit market conditions may hamper a company’s ability to obtain loans for anticipated projects or ongoing needs, which could affect its performance.

Management Risk

Each Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, NTI’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. NTI does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

Absence of Prior Active Market

Although the shares of the Funds described in this Prospectus are or will be listed for trading on Listing Exchanges and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Fund shares may be halted by a Listing Exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that

10

the requirements necessary to maintain the listing of the shares of any Fund will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their most recently calculated NAV. The per share NAV of each Fund is calculated at the end of each business day and will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of a Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), NTI believes that large discounts or premiums to the NAV of a Fund’s shares should not be sustained. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

Since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Secondary Market Trading Risk

Shares of the Funds may trade in the secondary market on days when the Funds do not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Tracking Risk

Tracking risk is the risk that a Fund’s performance may vary substantially from the performance of the Underlying Index it tracks as a result of imperfect correlation between a Fund’s securities and those of the Underlying

11

Index. Imperfect correlation may result from share purchases and redemptions, expenses, changes in the Underlying Indexes, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions (such as tax-related diversification requirements that apply to the Funds but not to the Underlying Index) and timing variances, among other factors.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top largest holdings of each Fund can be found at www.netsetfs.com. Fund fact sheets provide information regarding each Fund’s top holdings and may be requested by calling
1-866-928-NETS.

12

DESCRIPTION OF THE NETS™ FUNDS

NETS™ FTSE CNBC Global 300 Index Fund

CUSIP: 64118K696

Trading Symbol: MYG

Underlying Index: FTSE CNBC Global 300 Index

Investment Objective

The NETS™ FTSE CNBC Global 300 Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the global market, as represented by the FTSE CNBC Global 300 Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index consists of 300 securities derived from the FTSE Global Equity Index. The 300 securities are comprised of the largest 15 stocks by full market capitalization from each of the 18 industry supersectors (from the FTSE All Cap Developed Index), as well as the 30 largest stocks from the emerging markets (from FTSE Emerging All Cap Index). The Underlying Index is designed to show broad market performance world-wide across all industries, and in both developed and emerging markets. As of September 5, 2008, the Underlying Index consisted of companies in the following 32 countries: Argentina, Australia, Belgium, Brazil, Canada, China, Czech Republic, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Ireland, Israel, Italy, Japan, Korea, Mexico, Netherlands, Norway, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Thailand, Taiwan, United Kingdom and United States. As of September 5, 2008, approximately 50% of the Underlying Index consisted of U.S.-based issuers. As of September 5, the Underlying Index’s three largest stocks were Exxon Mobil Corporation, General Electric and Microsoft Corporation and its three largest industries were Integrated Oil and Gas, Banks and Pharmaceuticals. As of September 5, 2008, the capitalization of companies in the Underlying Index ranged from $511.4 million to $395.5 billion. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds.” In addition, the Fund is subject to the risks listed below.

Risks Specific to the Central and South American Markets. The global economy may be affected by the economies of Central and South American

13

countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completed unwound. Any of the foregoing risk factors may have an adverse effect on the global economy.

Risks Specific to Emerging Markets. Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin, Central and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, Northern Trust and its clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such

14

countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

15

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Fund.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Fund’s currency exposure in emerging countries may not be covered by such instruments.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

16

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.43%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.43%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$44	$138

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or

17

multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements known as Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $5,000 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $5,000 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $15,996 if the Creation Unit is redeemed after one year, and $39,517 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

18

NETS™ Tokyo Stock Exchange REIT Index Fund

CUSIP: 64118K779

Trading Symbol: JRE

Underlying Index: Tokyo Stock Exchange REIT Index

Investment Objective

The NETS™ Tokyo Stock Exchange REIT Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded real estate investment trusts (“REITS”) in the aggregate in the Japanese market, as represented by the Tokyo Stock Exchange REIT Index (the “Underlying Index”).

Principal Investment Strategy

The Underlying Index is a free-float adjusted market capitalization-weighted index consisting of stocks of all of the REITS traded primarily on the Tokyo Stock Exchange and is calculated using the same methodology used for calculation of the Tokyo Stock Price Index (TOPIX). As of August 11, 2008, the Underlying Index’s three largest stocks were Nippon Building Fund Inc., Japan Real Estate Investment Corporation and Nomura Real Estate Office Fund, Inc. The Fund uses a representative sampling strategy in seeking to track the Underlying Index.

Principal Risks Specific to Fund

The Fund is subject to the risks listed in the section “Principal Risk Factors Common to All Funds.” In addition, the Fund is subject to the risks listed below.

Risks Related to Geography. The Fund concentrates its assets in a particular country. This concentration will subject a Fund to risks associated with that particular country, such as general and local economic, political and social conditions.

Risks Related to Investing in Japan. Japan’s securities markets are highly developed, liquid and subject to extensive regulation. Japan’s economy grew substantially after World War II, but slowed dramatically from the early 1990’s through 2001. In response to the economic slowdown, Japan has attempted, among other things, to implement changes to taxes, the interest rate and the labor market, and to address structural rigidities, political reform and the deregulation of its economy. Despite improved economic growth from 2002-2007, there has been controversy regarding the role and effects of economic reform in restructuring the economy. The slow progress in implementing effective reforms has resulted in uncertainty and a loss of public

19

confidence. In January 2008, the Minister of State for Economic and Fiscal Policy called for urgent measures to revitalize the economy, noting, among other things, recent drops in gross domestic product per capita and Japan’s share of aggregate world income, and stating that Japan is no longer a “first-class economy.” There is no assurance that any economic reforms will be effective or that further economic reforms will be implemented, and the outlook for economic growth is uncertain. The government’s role in the economy may have an adverse effect.

Japan has few natural resources and is heavily dependent on imports for raw materials, energy and food products. Its tiny agricultural sector (1.5% of gross domestic product (“GDP”)) is highly subsidized and protected, and only 15% of its land is arable. Its key import partners include China, the U.S., Saudi Arabia, United Arab Emirates, Australia, South Korea and Indonesia. Any changes in the natural resource markets, as well as any changes in the economies of its key import partners, may have an adverse effect on Japan’s economy.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

Japan has an aging population and workforce and, in recent years, its labor market has undergone fundamental structural changes. As of 2007, it has the world’s third highest public debt as a percentage of GDP (170%). The Japanese yen has been subject to high levels of volatility, and any increase in its value may cause a decline in Japanese exports. Japan has also suffered from income disparity. Each of these issues may adversely affect Japan’s economy.

Japan is prone to volcanoes, seismic occurrences, tsunamis, typhoons, air pollution and degradation of water quality, each of which may adversely affect its economy.

Real Estate Securities Risk. Real estate securities risk is the risk that the Fund’s investment will be affected by factors affecting the value of real estate and earnings of companies engaged in real estate activities. These factors include, without limitation, changes in the value of real estate properties and difficulties in valuing and trading real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in

20

property taxes and operating expenses, changes in zoning laws, casualty and condemnation losses, variations in rental income, extended vacancies of properties, changes in the appeal of property to tenants, changes in interest rates, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), possible lack of availability of mortgage funds and environmental problems. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that a Fund concentrates in investments in the real estate sector, it may be subject to greater risk of loss than it if were diversified across different industry sectors.

The performance of the Japanese economy affects the supply, demand, selling prices, occupancy, rental rates and expenses of the Japanese real estate market. Consequently, the performance of the Japanese economy affects the underlying value of and income derived from Japanese real estate.

REIT Risk. REIT risk is the risk that the Fund’s investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks related to their structure and focus in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation, risks of locating and managing financing for projects, and, in some cases, relatively small market capitalization. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of a Fund often do not provide complete tax information to the Fund until after the calendar year end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

21

Also, under current provisions of the Internal Revenue Code of 1986 (the “Code”), distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income.

Because the Fund invests in REITs, you will pay a proportionate share of the expenses of a REIT (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Small and Mid Cap Stock Risk. Small and mid cap stock risk is the risk that stocks of small and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. These companies’ stocks may be more volatile and less liquid than those of more established companies. Small and mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

U.S. Subprime Risk. U.S. subprime risk is the risk that the investments of the Fund may be affected by the downturn in the subprime mortgage lending market in the United States. The downturn in the subprime mortgage lending market may have far-reaching consequences into many aspects and geographic regions of the global real estate market. Consequently, the value of the Fund may decline in response to such developments.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

22

Fees and Expenses

Most investors will buy and sell shares of the Fund through brokers.

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund.

Shareholder Fees	None
(fees paid directly from your investment, but see the Creation Transaction Fees and Redemption Transaction Fees section below)
Annual Fund Operating Expenses[1]
(expenses that are deducted from the Fund’s assets)
Management Fees	0.47%
Distribution and Service (12b-1) Fees	None
Other Expenses[2,3]	None
Total Annual Fund Operating Expenses	0.47%

1.	Expressed as a percentage of average net assets.

2.	The Trust’s Investment Advisory Agreement provides that NTI will pay all operating expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

3.	The Fund had not commenced operations as of the date of this Prospectus. Other Expenses are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008 and are expected to be less than 0.01%.

Example

This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$48	$151

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems shares at NAV only in large blocks of 100,000 shares (each block of 100,000 shares called a “Creation Unit”) or

23

multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements known as Authorized Participants (“APs”) can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (assuming 100,000 shares in each Creation Unit). The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The value of a Creation Unit as of first creation was approximately $2,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $1,000 per transaction (assuming 100,000 shares in each Creation Unit), on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, a higher Transaction Fee will be charged. See “Transaction Fees” later in this Prospectus.

Investors who hold Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund’s gross operating expenses remain the same, the total costs would be $13,016 if the Creation Unit is redeemed after one year, and $38,706 if the Creation Unit is redeemed after three years.

The Transaction Fee is not an expense of the Fund and does not impact the Fund’s expense ratio.

24

MANAGEMENT

Investment Adviser

Northern Trust Investments, N.A. (“NTI”), 50 South LaSalle Street, Chicago, IL 60603, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (“TNTC”).

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of March 31, 2008, NTI and its affiliates had assets under custody of $4.0 trillion and assets under investment management of $778.6 billion.

Under the Advisory Agreement with the Funds, NTI, subject to the general supervision of the Funds’ Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.

As compensation for its advisory services and assumption of Fund expenses, NTI is entitled to a unitary management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets). Because each Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which NTI is expected to be paid.

From the unitary management fee, NTI pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

25

The unitary management fee rate payable by each Fund is set forth in the table below.

Fund	Unitary Management Fee (as a percentage of the Fund’s average daily net assets)
NETS™ FTSE CNBC Global 300 Index Fund	0.43%
NETS™ Tokyo Stock Exchange REIT Index Fund	0.47%

A discussion regarding the basis for the Trust’s Board of Trustees’ approval of the Investment Advisory Agreement with NTI will be available in the Funds’ annual report for the period ending October  31, 2008.

Portfolio Managers

The Portfolio Managers listed below are primarily responsible for the day-to-day management of the Funds.

Chad M. Rakvin. Chad Rakvin is a Senior Vice President and Director of Global Equity Index Management for NTI. He is responsible for both domestic and international equity index management. Prior to joining Northern Trust in 2004, Mr. Rakvin was a principal with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. He has 12 years of investment management experience, is a CFA charterholder and a member of the CFA Institute.

Shaun Murphy. Shaun Murphy, Senior Vice President, leads NTI’s international index team in New York. His team is responsible for the management and trading of global stock, bond and currency overlay portfolios. Mr. Murphy has been a portfolio manager and trader of global index funds since 1999. Prior to joining Northern Trust in 2004, Mr. Murphy was previously a Portfolio Manager at State Street Global Advisors in London. He is a CFA charterholder and a member of the CFA Institute.

Brent Reeder. Brent Reeder, Senior Vice President, leads NTI’s domestic index team. Prior to joining Northern Trust in 1993, Mr. Reeder was a portfolio manager and trader of domestic index funds. Mr. Reeder has a broad range of expertise in both large capitalization and small capitalization index mandates. Before his portfolio management role, Mr. Reeder spent five years in trust operations as a team leader of the foundations and endowments team.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Funds.

26

Administrator, Custodian and Transfer Agent

JP Morgan Investor Services Co. (“JP Morgan”) is the administrator for each Fund. JP Morgan Chase Bank, NA is the custodian and transfer agent for each Fund.

Distributor

Foreside Fund Services, LLC distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of any Fund. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is not affiliated with NTI or with JP Morgan Chase & Co. or its affiliates.

SHAREHOLDER INFORMATION

Additional shareholder information, including how to buy and sell shares of any Fund, is available free of charge by calling toll-free: 1-866-928-NETS or visiting our website www.netsetfs.com.

Buying and Selling Shares

Shares of the Funds trade on Listing Exchanges and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on a Listing Exchange. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of a Fund varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section on page 36. Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.

27

Shares of the Funds trade under the trading symbols listed for each Fund in the Description of the NETS™ Funds section.

The Trust’s Board of Trustees has adopted a policy whereby the Funds do not monitor for frequent purchases and redemptions of Fund shares (“frequent trading”). The Board of Trustees believes that a frequent trading monitoring policy is unnecessary for the Funds because shares of the Funds are listed and traded on Listing Exchanges. It is also unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because each Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities.

The Funds are or will be listed on Listing Exchanges, including the NYSE Arca. Each Listing Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s primary Listing Exchange (“Primary Listing Exchange”) is listed below:

Fund	Primary Listing Exchange
NETS™ FTSE CNBC Global 300 Index Fund	NYSE Arca
NETS™ Tokyo Stock Exchange REIT Index Fund	NYSE Arca

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of each Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository

28

for all shares of the Funds. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any rights as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

Share Prices

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The approximate value of shares of each Fund, known as the “indicative optimized portfolio value” (“IOPV”), will be disseminated every fifteen seconds throughout the trading day by the Listing Exchange on which the Fund is listed or by other information providers or market data vendors. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. The IOPV should not be viewed as a “real-time” update of the NAV, because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. The IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no warranty as to its accuracy.

Shares of the Funds may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem shares. On such days, shares may trade in the secondary market with more significant premiums or discounts than might otherwise be experienced on days when the Fund accepts purchase and redemption orders.

Determination of Net Asset Value

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each

29

day that the NYSE, the Fund’s Primary Listing Exchange and the Fund custodian are open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

In calculating the Fund’s NAV, a Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of Funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Funds’ Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

30

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase a Fund’s shares, the value of the Fund’s investments may change on days when shareholders are not able to purchase the Fund’s shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Funds’ Underlying Indexes as well as the dates on which a settlement period would exceed seven calendar days in 2008 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

Dividends and Distributions

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain Funds.

Dividends and other distributions on shares are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific

31

procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

The Tokyo Stock Exchange REIT Index Fund may invest in companies that are considered to be “Passive Foreign Investment Companies,” which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties of capital gains) or that hold at least 50% of their assets in investments producing such passive income and are subject to certain anti-deferral rules. Therefore, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

Distributions. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

The Tokyo Stock Exchange REIT Index Fund invests in companies that are considered to be “Passive Foreign Investment Companies,” which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain

32

rents and royalties of capital gains) or that hold at least 50% of their assets in investments producing such passive income and are subject to certain anti-deferral rules. Therefore, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

33

You should note that if you buy shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

Foreign Taxes. Each Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless the shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of

34

taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains and, in the case of distributions attributable to the Fund’s taxable year ending on October 31, 2008, net short-term capital gains, of the Fund. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for the Fund’s taxable year ending on October 31, 2008, Portfolio distributions attributable to U.S.-source interest income of the Fund will be exempt from U.S. federal income tax for foreign investors, but they may need to file a federal income tax return to obtain a refund of any withholding taxes.

For the Fund’s taxable years beginning after October 31, 2008, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities.

35

You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2010.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

Creations and Redemptions

The shares that trade in the secondary market are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units. The number of shares per Creation Unit for each Fund is listed below:

Fund	Number of Shares per Creation Unit
NETS™ FTSE CNBC Global 300 Index Fund	100,000
NETS™ Tokyo Stock Exchange REIT Index Fund	100,000

Each “creator” enters into an authorized participant agreement with Foreside Fund Services, LLC, the Fund’s Distributor, which is subject to acceptance by the transfer agent, and then deposits into the applicable Fund a portfolio of securities closely approximating the holdings of the Fund and, if necessary, a specified amount of cash, in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in a specified number of Creation Units, principally in-kind for a portfolio of securities held by the Fund and, if necessary, a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

Certain countries have instituted capital controls that prohibit the repatriation of capital and free transfers of securities. Certain countries may also have settlement, clearance and/or registration problems. The Trust may in its discretion make available purchases and redemptions of Creation Units of the Funds’ shares in U.S. dollars rather than on an in-kind basis.

36

The Funds intend to comply with the federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including requiring that the securities accepted for deposits and the securities delivered to satisfy redemption requests are securities that may be sold in transactions that would be exempt from registration under the Securities Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant, and in each case, must have executed an authorized participant agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.

Transaction Fees

Each Fund will impose a Creation Transaction Fee and a Redemption Transaction Fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay a higher fee to compensate for brokerage and market impact expenses and other associated costs. The standard Creation

37

and Redemption Transaction Fees for creations and redemptions in kind for each Fund are discussed below. The standard Creation Transaction Fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the Redemption Transaction Fee will be the amount indicated regardless of the number of Creation Units redeemed that day. NTI may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services.

The standard Creation and Redemption Transaction Fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional fee up to the maximum amount shown below under “Maximum Additional Variable Charge for Cash Purchases/Maximum Additional Variable Charge for Cash Redemptions.” In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring the securities from the Fund.

Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of September 5, 2008 and August 11, 2008, as indicated, the approximate value of one Creation Unit per Fund, including the standard Creation and Redemption Transaction Fee and the number of shares per Creation Unit.

NETS™ Funds	Approximate Value of Creation Unit	Fee for In-kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases*	Maximum Additional Variable Charge for Cash Redemptions*	Number of Shares Per Creation Unit
NETS™ FTSE CNBC Global 300 Index Fund**	$2,500,000	$5,000	0.60%	0.60%	100,000
NETS™ Tokyo Stock Exchange REIT Index Fund***	$2,500,000	$1,000	0.40%	0.40%	100,000

*	As a percentage of amount invested.

**	The information presented for the NETS™ FTSE CNBC Global 300 Index Fund is as of September 5, 2008.

***	The information presented for the NETS™ Tokyo Stock Exchange REIT Index Fund is as of August 11, 2008.

Householding

Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to

38

investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

39

FINANCIAL HIGHLIGHTS

There are no financial highlights for the Funds because they commenced operations on or after the date of this Prospectus.

MORE INFORMATION ABOUT THE UNDERLYING INDICES AND INDEX PROVIDERS

FTSE CNBC Global 300 Index is a service mark of FTSE and has been licensed for use for certain purposes by NTI. FTSE is a trademark of the London Stock Exchange Plc and the Financial Times Limited and is used by FTSE International Limited under license. FTSE does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading.

Tokyo Stock Exchange REIT Index is a service mark of the Tokyo Stock Exchange and has been licensed for use for certain purposes by NTI.

FTSE and the Tokyo Stock Exchange are referred to together as the “Index Providers.”

Each Index Provider is described separately below:

FTSE

FTSE Group (FTSE) is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by The Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers.

Tokyo Stock Exchange

The Tokyo Stock Exchange (TSE), located in Tokyo, Japan, is the second largest stock exchange in the world based on monetary volume. Under the authorization of the Japanese Prime Minister, the TSE provides a market for securities exchange. The major functions of the exchange are to provide a market place, monitor trading, list securities, monitor listed securities and supervise trading participants.

40

DISCLAIMERS

The NETS™ Funds are not sponsored, endorsed, sold or promoted by any of the Index Providers. Neither the Index Providers, any of their affiliates nor any other party involved in making or compiling the Underlying Indices makes any representation or warranty, express or implied, to the owners of the NETS™ Funds or any member of the public regarding the advisability of investing in securities generally or in the NETS™ Funds particularly or the ability of the Underlying Indices to track general stock market performance. The Index Providers are the licensors of certain trademarks, service marks and trade names of the Index Providers and of the Underlying Indices, which are determined, composed and calculated by the Index Providers without regard to TNTC, NTI or the NETS™ Funds. The Index Providers have no obligation to take the needs of TNTC, NTI or the owners of the NETS™ Funds into consideration in determining, composing or calculating the Underlying Indices. The Index Providers are not responsible for and have not participated in the determination of the prices and amount of shares of the NETS™ Funds or the timing of the issuance or sale of such shares or in the determination or the calculation of the equation by which shares of the NETS™ Funds is to be converted into cash. Neither the Index Providers, any of their affiliates nor any other party involved in making or compiling the Underlying Indices has any obligation or liability to owners of the NETS™ Funds in connection with the administration of the NETS™ Funds, or the marketing or trading of shares of the NETS™ Funds.

Although each Index Provider obtains information for inclusion in or for use in the calculation of the Underlying Indices from sources which the Index Providers consider reliable, neither the Index Providers, any of their affiliates nor any other party involved in making or compiling the Underlying Indices guarantees the accuracy and/or the completeness of the Underlying Indices or any data included therein. Neither the Index Providers, any of their affiliates nor any other party involved in making or compiling the Underlying Indices makes any warranty, express or implied, as to results to be obtained by NTI, the owners of the NETS™ Funds, or any other person or entity from the use of the Underlying Indices or any data included therein in connection with the rights licensed hereunder or for any other use. Neither the Index Providers, any of their affiliates nor any other party involved in making or compiling the Underlying Indices shall have any liability for any errors, omissions or interruptions of or in connection with the Underlying Indices or any data included therein. Neither the Index Providers, any of their affiliates nor any other party involved in making or compiling the Underlying Indices makes any express or implied warranties, and the Index Providers hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to the Underlying

41

Indices or any data included therein. Without limiting any of the foregoing, in no event shall the Index Providers, any of their affiliates or any other party involved in making or compiling the Underlying Indices have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. For the avoidance of doubt, this disclaimer does not create any contractual or quasi-contractual relationship between any owner of the NETS™ Funds or any other person dealing with the NETS™ Funds and the Index Provider, any of their affiliates or any other party involved in making or compiling the Underlying Indices, and must not be construed to have created such relationship.

Each Index Provider is independent from one another and does not assume or accept any liability of any other Index Providers.

For purposes of the disclaimers below, the NYSE Arca is referred to as the Listing Exchange.

Shares of the Trust are not sponsored, endorsed or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of the shares of any NETS™ Fund or any member of the public regarding the ability of any NETS™ Fund to track the total return performance of any Underlying Index or the ability of any Underlying Index identified herein to track stock market performance. The Listing Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any Underlying Indices, nor in the determination of the timing of, prices of, or quantities of the shares of any NETS™ Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of any NETS™ Fund in connection with the administration, marketing or trading of the shares of the Fund.

The Listing Exchange does not guarantee the accuracy and/or the completeness of any Underlying Index or any data included therein. The Listing Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of its NETS™ Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Trust, or any other person or entity from the use of any Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use. The Listing Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

42

NTI does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein or the descriptions of the Index Providers, and NTI shall have no liability for any errors, omissions, or interruptions therein.

NTI makes no warranty, express or implied, as to results to be obtained by the NETS™ Funds, to the owners of the shares of any NETS™ Fund, or to any other person or entity, from the use of any Underlying Index or any data included therein. NTI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NTI have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

NETS™ is a trademark of NTI.

43

SUPPLEMENTAL INFORMATION

I. Premium/Discount Information

Tables presenting information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s NAV have been omitted because each Fund has been in operation for less than a year.

II. Total Return Information

Tables presenting information about the total return of each Fund’s Underlying Index and the total return of each Fund have been omitted because each Fund has been in operation for less than a year.

44

FOR MORE INFORMATION

Annual/Semiannual Reports

Additional information about the NETS™ Funds’ investments will be available in the Funds’ annual and semiannual reports to shareholders when they are prepared. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information

Additional information about the Funds and their policies is available in the Funds’ Statement of Additional Information. The Statement of Additional Information is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports and the Statement of Additional Information are available free upon request by calling the NETS™ Funds Center at 866-928-NETS.

To obtain other information and for shareholder inquiries:

BY TELEPHONE

866-928-NETS

BY MAIL

NETS Investor Services

801 South Canal Street, Department C-5S

Chicago, Illinois 60607

ON THE INTERNET

The Funds’ documents are available online and may be downloaded from:

The SEC’s Web site at www.sec.gov (text-only).

NETS™ Funds’ Web site at www.netsetfs.com.

You may review and obtain copies of NETS™ Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of NETS™ Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C., 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

DISTRIBUTOR

Foreside Fund Services, LLC

http://www.foresides.com/

Investment Company Act File No.: 811-22140

© 2008 NETS Funds

NETS™ Funds

Statement of Additional Information

Dated March 17, 2008

As amended and restated November 5, 2008

This Statement of Additional Information (“Additional Statement”) is not a prospectus. It should be read in conjunction with the current Prospectuses (the “Prospectuses”) for the following funds of NETS Trust (the “Trust”) as such Prospectuses may be revised or supplemented from time to time:

NETS™ S&P/ASX 200 Index Fund (Australia)	NETS™ IPC® Index Fund (Mexico)
NETS™ BEL 20® Index Fund (Belgium)	NETS™ AEX-index® Fund (The Netherlands)
NETS™ FTSE All-World Canada Index Fund	NETS™ PSI 20® Index Fund (Portugal)
NETS™ Hang Seng China Enterprises Index Fund	NETS™ RTS Index Fund (Russia)
NETS™ CAC40® Index Fund (France)	NETS™ FTSE Singapore Straits Times Index Fund
NETS™ DAX® Index Fund (Germany)	NETS™ FTSE/JSE Top 40 Index Fund (South Africa)
NETS™ Hang Seng Index Fund (Hong Kong)	NETS™ OMXS30 Index Fund (Sweden)
NETS™ ISEQ 20™ Index Fund (Ireland)	NETS™ SLI Index Fund (Switzerland)
NETS™ TA-25 Index Fund (Israel)	NETS™ TAIEX Index Fund (Taiwan)
NETS™ S&P/MIB Index Fund (Italy)	NETS™ FTSE SET Large Cap Index Fund (Thailand)
NETS™ Tokyo Stock Exchange REIT Index Fund	NETS™ FTSE 100 Index Fund (United Kingdom)
NETS™ TOPIX Index Fund (Japan)	NETS™ FTSE CNBC Global 300 Index Fund
NETS™ FTSE Bursa Malaysia 100 Index Fund

The Prospectuses for the various funds of the Trust included in this Additional Statement are dated March 17, 2008, as revised November 5, 2008. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. A copy of the Prospectuses may be obtained without charge by writing to NETS Investor Services, at 801 S. Canal Street, Dept. C-5S, Chicago, IL 60607, calling 1-866-928-NETS or visiting www.netsetfs.com. NETS™ is a trademark of Northern Trust Investments, N.A. (“NTI”).

i

ii

GENERAL DESCRIPTION OF THE TRUST AND ITS FUNDS

The Trust currently consists of 25 investment portfolios. The Trust was formed as a Maryland Business Trust on October 29, 2007 and is authorized to have multiple series or portfolios. The Trust is a management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This Additional Statement relates to the following non-diversified funds (each, a “Fund” and collectively, the “Funds”):

NETS™ S&P/ASX 200 Index Fund (Australia)	NETS™ IPC® Index Fund (Mexico)
NETS™ BEL 20® Index Fund (Belgium)	NETS™ AEX-index® Fund (The Netherlands)
NETS™ FTSE All-World Canada Index Fund	NETS™ PSI 20® Index Fund (Portugal)
NETS™ Hang Seng China Enterprises Index Fund	NETS™ RTS Index Fund (Russia)
NETS™ CAC40® Index Fund (France)	NETS™ FTSE Singapore Straits Times Index Fund
NETS™ DAX® Index Fund (Germany)	NETS™ FTSE/JSE Top 40 Index Fund (South Africa)
NETS™ Hang Seng Index Fund (Hong Kong)	NETS™ OMXS30 Index Fund (Sweden)
NETS™ ISEQ 20™ Index Fund (Ireland)	NETS™ SLI Index Fund (Switzerland)
NETS™ TA-25 Index Fund (Israel)	NETS™ TAIEX Index Fund (Taiwan)
NETS™ S&P/MIB Index Fund (Italy)	NETS™ FTSE SET Large Cap Index Fund (Thailand)
NETS™ Tokyo Stock Exchange REIT Index Fund	NETS™ FTSE 100 Index Fund (United Kingdom)
NETS™ TOPIX Index Fund (Japan)	NETS™ FTSE CNBC Global 300 Index Fund
NETS™ FTSE Bursa Malaysia 100 Index Fund

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). Each Fund is managed by NTI, a subsidiary of The Northern Trust Company (“TNTC”).

The Funds offer and issue shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of equity securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares of the Funds are, or will be, listed and expected to be traded on national securities exchanges (each, a “Listing Exchange”) as follows:

FUND	EXCHANGE
NETS™ S&P/ASX 200 Index Fund (Australia)	NYSE Arca
NETS™ BEL 20® Index Fund (Belgium)	NYSE Arca
NETS™ FTSE All-World Canada Index Fund	NASDAQ
NETS™ Hang Seng China Enterprises Index Fund	NYSE Arca
NETS™ CAC40® Index Fund (France)	NYSE Arca
NETS™ DAX® Index Fund (Germany)	NYSE Arca
NETS™ Hang Seng Index Fund (Hong Kong)	NYSE Arca
NETS™ ISEQ 20™ Index Fund (Ireland)	NYSE Arca
NETS™ TA-25 Index Fund (Israel)	NYSE Arca
NETS™ S&P/MIB Index Fund (Italy)	NYSE Arca
NETS™ Tokyo Stock Exchange REIT Index Fund	NYSE Arca
NETS™ TOPIX Index Fund (Japan)	NYSE Arca
NETS™ FTSE Bursa Malaysia 100 Index Fund	NYSE Arca
NETS™ IPC® Index Fund (Mexico)	NASDAQ
NETS™ AEX-index® Fund (The Netherlands)	NYSE Arca
NETS™ PSI 20® Index Fund (Portugal)	NYSE Arca
NETS™ RTS Index Fund (Russia)	NYSE Arca

1

FUND	EXCHANGE
NETS™ FTSE Singapore Straits Times Index Fund	NYSE Arca
NETS™ FTSE/JSE Top 40 Index Fund (South Africa)	NYSE Arca
NETS™ OMXS30 Index Fund (Sweden)	NASDAQ
NETS™ SLI Index Fund (Switzerland)	NASDAQ
NETS™ TAIEX Index Fund (Taiwan)	NYSE Arca
NETS™ FTSE SET Large Cap Index Fund (Thailand)	NYSE Arca
NETS™ FTSE 100 Index Fund (United Kingdom)	NYSE Arca
NETS™ FTSE CNBC Global 300 Index Fund	NYSE Arca

Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares. The number of shares per Creation Unit of each Fund are as follows:

FUND	NUMBER OF SHARES PER CREATION UNIT
NETS™ S&P/ASX 200 Index Fund (Australia)	100,000
NETS™ BEL 20® Index Fund (Belgium)	100,000
NETS™ FTSE All-World Canada Index Fund	100,000
NETS™ Hang Seng China Enterprises Index Fund	100,000
NETS™ CAC40® Index Fund (France)	100,000
NETS™ DAX® Index Fund (Germany)	100,000
NETS™ Hang Seng Index Fund (Hong Kong)	100,000
NETS™ ISEQ 20™ Index Fund (Ireland)	100,000
NETS™ TA-25 Index Fund (Israel)	100,000
NETS™ S&P/MIB Index Fund (Italy)	100,000
NETS™ Tokyo Stock Exchange REIT Index Fund	100,000
NETS™ TOPIX Index Fund (Japan)	150,000
NETS™ IPC® Index Fund (Mexico)	100,000
NETS™ FTSE Bursa Malaysia 100 Index Fund	100,000
NETS™ AEX-index® Fund (The Netherlands)	100,000
NETS™ PSI 20® Index Fund (Portugal)	100,000
NETS™ RTS Index Fund (Russia)	100,000
NETS™ FTSE Singapore Straits Times Index Fund	100,000
NETS™ FTSE/JSE Top 40 Index Fund (South Africa)	100,000
NETS™ OMXS30 Index Fund (Sweden)	100,000
NETS™ SLI Index Fund (Switzerland)	100,000
NETS™ TAIEX Index Fund (Taiwan)	100,000
NETS™ FTSE SET Large Cap Index Fund (Thailand)	100,000
NETS™ FTSE 100 Index Fund (United Kingdom)	100,000
NETS™ FTSE CNBC Global 300 Index Fund	100,000

2

The Trust reserves the right to offer a “cash” option for creations and redemptions of shares. Currently, the NETS™ FTSE Bursa Malaysia 100 Index Fund and NETS™ TAIEX Index Fund (Taiwan) require purchases and redemptions of the Fund’s shares in U.S. dollars rather than on an in-kind basis. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 110% of the market value of the missing Deposit Securities. The required amount of deposit may be changed by NTI from time to time. See the Purchase and Redemption of Creation Units section of this Additional Statement for further discussion. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be in addition to the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

3

ADDITIONAL INVESTMENT INFORMATION

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the applicable Prospectus in the “Shareholder Information” section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading on at least one Listing Exchange, such as the NYSE Arca, Inc. (“NYSE Arca”) and The NASDAQ Stock Market LLC (“NASDAQ”) and trade throughout the day on the Listing Exchange and other secondary markets. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. A Listing Exchange may, but is not required to, remove the shares of a Fund from its listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than fifty (50) record and/or beneficial holders of the Fund for thirty (30) or more consecutive trading days, (2) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (3) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available, or (4) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide additional information regarding the indicative value of shares of each Fund, a Listing Exchange disseminates every fifteen seconds, through the facilities of the Consolidated Tape Association, an updated IOPV for each Fund as calculated by an information provider or a market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities value component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the applicable Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the applicable Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.

In addition to the equity component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency.

The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

4

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Each Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio. Each Fund will normally invest at least 90% of its total assets in the securities of its Underlying Index and, except in the case of the NETS™ IPC® Index Fund (Mexico), in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Euro Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”) based on the securities in its Underlying Index. Each Fund may also invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in stocks not included in its Underlying Index but which NTI believes will help the Fund track its Underlying Index.

The NETS™ BEL 20® Index Fund (Belgium), NETS™ Hang Seng China Enterprises Index Fund, NETS™ DAX® Index Fund (Germany), NETS™ Hang Seng Index Fund (Hong Kong), NETS™ ISEQ 20™ Index Fund (Ireland), NETS™ TA-25 Index Fund (Israel), NETS™ S&P/MIB Index Fund (Italy), NETS™ Tokyo Stock Exchange REIT Index Fund, NETS™ TOPIX® Index Fund (Japan), NETS™ FTSE Bursa Malaysia 100 Index Fund, NETS™ IPC® Index Fund (Mexico), NETS™ AEX-index® Fund (The Netherlands), NETS™ PSI 20® Index Fund (Portugal), NETS™ RTS Index Fund (Russia), NETS™ FTSE Singapore Straits Times Index Fund, NETS™ FTSE/JSE Top 40 Index Fund (South Africa), NETS™ OMXS30 Index Fund (Sweden), NETS™ SLI Index Fund (Switzerland), NETS™ TAIEX Index Fund (Taiwan), NETS™ FTSE SET Large Cap Index Fund (Thailand), and NETS™ FTSE CNBC Global 300 Index Fund engage in a representative sampling strategy, which is investing in a representative sample of securities in the Underlying Index, selected by NTI to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use representative sampling may or may not hold all of the securities that are included in the relevant Underlying Index.

The NETS™ S&P/ASX 200 Index Fund (Australia), FTSE All-World Canada Index Fund, NETS™ CAC40® Index Fund (France) and NETS™ FTSE 100 Index Fund (United Kingdom) engage in a replication strategy, which is investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. These Funds may utilize a representative sampling strategy with respect to their Underlying Index when a replication strategy might be detrimental to its beneficial owners, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow a Fund’s Underlying Index.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund’s Underlying Index and in Depositary Receipts based on securities in the Underlying Index. Each Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Funds.

DEPOSITARY RECEIPTS. Each Fund will normally invest at least 90% of its total assets in the securities of its Underlying Index and, except in the case of the NETS™ IPC® Index Fund (Mexico), in Depositary Receipts based on the securities in its Underlying Index. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

5

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs or EDRs, such GDRs and EDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt, any Depositary Receipt that NTI deems to be illiquid or any Depository Receipt for which pricing information is not readily available. Generally, all depositary receipts must be sponsored. A Fund, however, may invest in unsponsored depositary receipts under certain limited circumstances. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. Each Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. Each Fund may also concentrate its investments in a particular industry or group of industries, as noted in the description of the Fund. The securities of issuers in particular industries may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. This may adversely affect its performance or subject the Fund’s shares to greater price volatility than that experienced by less concentrated investment companies. Additionally, each Fund, except the NETS™ FTSE CNBC Global 300 Index Fund, invests substantially all of its assets within the equity markets of a single country outside the U.S.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code (the “IRC”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by NTI); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”), “A-1” by Standard & Poors Rating Service (“S&P”) or, if unrated, of comparable quality as determined by NTI; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of NTI, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis.

Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to

6

transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

EQUITY SWAPS, TOTAL RATE OF RETURN SWAPS AND CURRENCY SWAPS. Each Fund may invest up to 10% of its total assets in swap contracts.

A Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Funds also may enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies. Currency swaps involve the exchange of rights of a Fund and another party to make or receive payments in specific currencies.

Some transactions are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap, or any other swap entered into on a net basis, defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, other transactions may involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other

7

party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Fund and the Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P, or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. Such contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

The use of equity, total rate of return and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with its investment policies, each Fund may invest in forward foreign currency exchange contracts and foreign currency futures contracts. No Fund, however, expects to engage in currency transactions for speculative purposes or for the purpose of hedging against declines in the value of a Fund’s assets that are denominated in a foreign currency. A Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders.

Foreign currency exchange contracts involve an obligation to purchase or sell a specified currency on a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. Foreign currency futures contracts involve an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Such futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. A Fund may incur costs in connection with forward foreign currency exchange and futures contracts and conversions of foreign currencies and U.S. dollars.

Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS - GENERAL. Each Fund invests predominately in foreign securities.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods.

8

The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign stocks. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, any net currency positions of the Funds may expose them to risks independent of their securities positions.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page 51.

The costs attributable to investing abroad usually are higher than investments in domestic securities for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Certain Funds may invest a significant percentage of their assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan.

FOREIGN INVESTMENTS – EMERGING MARKETS. Countries with emerging markets are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. To the extent permitted by their investment policies, the Funds may invest their assets in countries with emerging economies or securities markets. The NETS™ Hang Seng China Enterprises Index Fund, NETS™ TA-25 Index Fund (Israel), NETS™ FTSE Bursa Malaysia 100 Index Fund, NETS™ IPC® Index Fund (Mexico), NETS™ RTS Index Fund (Russia), NETS™ FTSE/JSE Top 40 Index Fund (South Africa), NETS™ TAIEX Index Fund

9

(Taiwan) and NETS™ FTSE SET Large Cap Index Fund (Thailand) all invest predominantly in emerging market securities, and the NETS™ FTSE CNBC Global 300 Index Fund invests substantially in emerging market securities.

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic,

10

political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Fund’s assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

A Fund may invest in former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

FUTURES CONTRACTS AND RELATED OPTIONS. To the extent consistent with its investment policies, each Fund may invest up to 10% of its total assets in U.S. or foreign futures contracts and may purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes.

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission’s (the “CFTC”) regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings

11

before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this Additional Statement.

ILLIQUID OR RESTRICTED SECURITIES. To the extent consistent with its investment policies, each Fund may invest up to 15% of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INVESTMENT COMPANIES. To the extent consistent with its investment policies, each Fund may invest in the securities of other investment companies. Such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Funds in certain investment company portfolios advised by NTI or its affiliates. In addition, pursuant to the exemptive order, the Funds may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Fund’s aggregate investment of such balances in such portfolios does not exceed 25% of the Fund’s total assets. Investments by the Funds in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Funds’ investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser conduct the Funds’ investment in ETFs without regard to any consideration received by the Funds or any of their affiliated persons and (ii) the Investment Adviser certify to the Board quarterly that it has not received any consideration in connection with an investment by the Funds in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.

Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

OPTIONS. To the extent consistent with its investment policies, each Fund may invest up to 10% of nets assets in put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield

12

differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

13

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with its investment policies, each Fund may invest in equity real estate investment trusts (“REITs”). The NETS™ Tokyo Stock Exchange REIT Index Fund invests substantially all of its assets in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.

14

REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable.

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment in borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

TRACKING VARIANCE. As discussed in the Prospectuses, the Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures.

WARRANTS. To the extent consistent with its investment policies, each Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not

15

exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

THE INDICES

S&P/ASX 200 Index

The S&P/ASX 200 Index is recognized as the investable benchmark in Australia. Index constituents are drawn from eligible companies listed on the Australian Stock Exchange. With approximately 78% coverage of the Australian equities market, this capitalization-weighted index is a component of the Australian indices that could be used as building blocks for portfolio construction. The public float of index constituent companies is adjusted to reflect only those shares available for investment by the general public. This index is maintained by the S&P Australian Index Committee, comprised of five members representing both the Australian Stock Exchange and Standard & Poor’s. They follow a set of published guidelines and policies that provide the transparent methodologies used to maintain the indices.

BEL 20®

The BEL 20® is a real-time basket index consisting of the twenty most liquid Belgian shares listed on Euronext Brussels and serves as the blue-chip index for Euronext Brussels. The weight of the index constituents is based on their market capitalization adjusted for free-float by using the FTSE free-float banding system. This free-float is a measure (in %) for the part of the issued shares of the company that are available to the public for trading. In order to qualify for inclusion in the index, the annual free-float velocity of an index candidate should at least be equal to 30% to qualify for entry in the index whereas existing index members should at least have a free-float velocity of 25% in order to stay in the index at the annual review. Velocity is calculated by taking the sum of the daily division of the number of shares traded by the outstanding number of shares existing the same day, for the twelve previous months.

FTSE All-World Canada Index

The FTSE All-World Canada Index is a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large- and mid-capitalization stocks of companies trading primarily on the Toronto Stock Exchange.

Hang Seng China Enterprises Index

The Hang Seng China Enterprises Index is a free-float adjusted capitalization-weighted stock market index of Chinese enterprises traded primarily on the Stock Exchange of Hong Kong. The calculation methodology of the Hang Seng China Enterprises Index (H-shares Index) has been changed from full-market capitalization to a free-float adjusted market capitalization-weighted methodology. The data used for free-float adjustment are taken from publicly available sources, including annual reports and Securities Notification History Reports from Hong Kong Exchanges and Clearing Limited. A 15% cap on individual stock weights has also been applied to address the issue of dominance, if any, of selected stocks in the index following the free-float adjustment.

CAC40®

The CAC40® is a narrowly-based, modified capitalization-weighted index of 40 companies listed on the Paris Bourse. The CAC40® is the main benchmark for Euronext Paris. Tracking a sample of blue chip stocks, its performance is closely correlated to that of the market as a whole. The index contains 40 stocks selected among the top 100 market capitalization stocks and the most active stocks listed on Euronext Paris, and are the underlying asset for options and futures contracts. As of December 1, 2003, the index has become a free-float weighted index.

16

DAX® Index

The DAX® Index reflects the segment of blue chips admitted to the Prime Standard Segment and comprises the 30 largest and most actively traded companies that are listed at the Frankfurt Stock Exchange (FWB®). The index is open to companies with juristic headquarters or operating headquarters in Germany or to companies with a major share of their stock exchange turnover at the FWB and juristic headquarters in the European Union or in an European Free Trade Association state. The DAX was conceived as the successor to the Börsen-Zeitung Index, with a historical time series dating back until 1959.

Hang Seng Index

The Hang Seng Index is a free-float adjusted market capitalization-weighted stock index comprised of the largest companies of the Hong Kong stock market and is one of the main indicators of the overall market performance in Hong Kong. A 15% cap on individual stock weights has also been applied to address the issue of dominance, if any, of selected stocks in the index following the free-float adjustment. The Hang Seng Index is widely used as the base index for various derivatives products. Hang Seng Index futures contracts were introduced by the Hong Kong Futures Exchange in 1986, followed by the introduction of index option contracts based on the Hang Seng Index in 1993. In 1999, the first ETF adopting the Hang Seng Index as its base index was listed on the Stock Exchange of Hong Kong.

ISEQ 20™

The ISEQ 20™ represents the 20 most liquid and largest capped equities quoted on the Irish Stock Exchange. The calculation methodology is based on industry best practice, a model which can be tracked accurately and easily. Only free-float shares are included in index calculation and are applied at the start of each quarterly rebalance period. When calculating free-float, two types of shareholders are excluded; firstly shares held by interested parties (strategic holdings, directors, employee holdings etc.) and secondly shareholders of a significant portion of the issued shares. The Irish Stock Exchange has developed a regime for monitoring free-float on a quarterly basis.

TA-25 Index

The Tel-Aviv 25 Index is comprised of stocks of 25 of the largest companies traded primarily on the Tel-Aviv Stock Exchange.

S&P/MIB Index

The S&P/MIB Index, developed by Standard & Poor’s and Borsa Italiana, is the primary benchmark index for the Italian equity markets. Capturing approximately 80% of the domestic market capitalization, the index is comprised of highly liquid, leading companies across leading sectors in Italy. The index currently measures the performance of 40 equities in Italy and seeks to replicate the broad sector weights of the Italian stock market. The index is derived from the universe of stocks trading on the Italian Exchange. The index is market-capitalization weighted after adjusting constituents for free-float. This index is maintained by the S&P Index Committee, whose members include Standard & Poor’s economists and index analysts. It follows a set of published guidelines and policies that provide transparent methodologies used to maintain the index.

Tokyo Stock Exchange REIT Index

The Tokyo Stock Exchange (TSE) has calculated and published the Tokyo Stock Exchange REIT Index since April 1, 2003. The Tokyo Stock Exchange REIT Index is a free-float adjusted market capitalization-weighted index consisting of all REITs traded primarily on the TSE and is calculated using the same methodology used for calculation of TOPIX (Tokyo Stock Price Index). The Tokyo Stock Exchange REIT Index is composed only of REITs; no TOPIX Index constituents are included.

17

TOPIX Index

The TOPIX, also known as the Tokyo Stock Price Index, is a free-float adjusted, market capitalization-weighted index that is calculated mainly based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. The TOPIX Index consists of mainly over 1,500 of the largest Japanese companies that are listed on the Tokyo Stock Exchange. The index is supplemented by the sub-indices of 33 industry sectors. The index calculation excludes REITs and preferred stocks.

FTSE Bursa Malaysia 100 Index

The FTSE Bursa Malaysia 100 Index is a market capitalization-weighted index comprised of the constituent stocks issuers of the FTSE Bursa Malaysia Large 30 Index and the FTSE Bursa Malaysia Mid 70 Index, thus including the 100 largest companies in the FTSE Bursa Malaysia EMAS Index by full market capitalization. The stocks are all listed on the Main Board of the Bursa Malaysia and are liquidity screened and free-float weighted to ensure that only the investable opportunity set is included within the indices. Transparent, independently governed and freely available index rules are overseen by an independent committee of leading market professionals.

IPC® Index

The IPC® Index is a market-capitalization weighted index consisting of 35-50 of the largest and most liquid companies traded on the Mexican Stock Exchange.

AEX-index®

The AEX-index® is a price-weighted index consisting of shares of the 25 leading companies listed on Euronext Amsterdam. The AEX-index® consists exclusively of shares issued by companies that have been admitted to listing on Euronext Amsterdam’s Official Market. The companies included in the AEX-index® are selected on the basis of the value of regulated turnover in their most traded class of shares on Euronext Amsterdam. Companies with more than one listing on Euronext Amsterdam will not be included more than once in the AEX-index®. When selecting a particular class of a company’s shares for inclusion in the index, the class of shares with the highest value of regulated turnover will be selected.

PSI 20®

The PSI 20® is the Portuguese benchmark index, reflecting the evolution of the prices of the 20 largest and most liquid share issues selected from the universe of companies listed on the Portuguese Main Market. The PSI 20® constituent weights are adjusted for free float and are limited to 15% of the index capitalization on the periodic review date. The PSI 20® was launched to act as a benchmark for the Portuguese equity market and to act as the underlying index for futures and options contracts.

RTS Index

The RTS Index includes the most highly capitalized, locally listed blue chip stocks. In association with Standard & Poor’s, the Russian Trading System (RTS) created the RTS Index, which captures more than 85% of Russia’s market capitalization and is the most widely recognized and followed equity indicator by both Russian retail and international professional investors. The index is traded in US dollars and includes 50 of the largest and most liquid equities listed on the RTS. Constituents’ weights are capped at 15% of the index to avoid any one company dominating the index. All RTS traded securities are analyzed to ensure that they meet the selection criteria of daily average trading volume, daily average number of transactions and certain other liquidity measures.

FTSE Singapore Straits Times Index

The FTSE Singapore Straits Times Index is a market capitalization-weighted index comprised of 50 of the most liquid stocks, as measured by an average daily traded value, traded primarily on the Singapore Exchange.

18

FTSE/JSE Top 40 Index

The FTSE/JSE Top 40 Index is a free-float adjusted, market capitalization-weighted index consisting of the 40 largest companies traded primarily on the Johannesburg Stock Exchange. The number of constituents in this index is maintained at a constant level. Companies that have a full listing on the main board of the JSE Securities Exchange South Africa are eligible for inclusion in the FTSE/JSE Africa Index Series. The index will be reviewed and adjusted if necessary upon identification of information which necessitates a change in free-float weighting or following a corporate event.

OMXS30 Index

The OMXS30 Index consists of the 30 most traded stocks on the Stockholm Stock Exchange.

SLI Swiss Leader Index

The SLI Swiss Leader Index is a free float adjusted, market capitalization-weighted index consisting of 30 of the largest and most liquid stocks of Switzerland and Liechtenstein companies traded primarily on the SWX Swiss Exchange.

TAIEX

The Taiwan Stock Exchange Capitalization Weighted Stock Index (“TAIEX”) is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange excluding preferred stocks, full-delivery stocks and stocks that have been listed for less than one calendar month. Full-delivery stocks are stocks of certain distressed companies, the trading of which requires the buyer to prepay the purchase price and the seller to pre-deliver the stocks.

FTSE SET Large Cap Index

The FTSE SET Large Cap Index consists of the top 30 companies on the Stock Exchange of Thailand when ranked by full market capitalization that meet stated eligibility requirements.

FTSE 100 Index

The FTSE 100 Index is designed to represent the performance of UK companies, providing investors with a comprehensive and complementary set of indices that measure the performance of all capital and industry segments of the UK equity market. The FTSE 100 Index is a free-float adjusted, market capitalization-weighted index consisting of shares of the largest 100 stocks traded primarily on the London Stock Exchange’s SETS trading system. Stocks are screened for liquidity and free-float weighted to ensure that only the investable opportunity set is included within the index. The index is managed according to a transparent and public set of index rules and overseen by an independent committee of leading market professionals.

FTSE CNBC Global 300 Index

The FTSE CNBC Global 300 Index is calculated by FTSE Group. It is designed to show broad market performance world-wide across all industries, developed and emerging markets. The index comprises the largest 15 stocks by full market capitalization from each of the 18 Industry Classification Benchmark Supersectors (using FTSE All Cap Developed Index), as well as the 30 largest stocks from the emerging markets (using FTSE Emerging All Cap Index).

INVESTMENT RESTRICTIONS

Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” on page 38.

19

No Fund may:

1)

Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

2)

Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or from acquiring securities of real estate investment trusts or other issuers that deal in real estate.

3)

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

4)

Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

5)

Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33  1/3 % of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act.

6)	Issue any senior security, except as permitted under the 1940 Act, as amended and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)

Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry of group of industries), except that (i) the NETS™ Tokyo Stock Exchange REIT Index Fund will concentrate its investments in the real estate industry and (ii) a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Notwithstanding other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.

For the purposes of Investment Restrictions Nos. 1 and 5 above, the Funds expect that they would be required to file an exemptive application with the SEC and receive the SEC’s approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Funds had not filed such an exemptive application.

As of March 13, 2008, unless otherwise indicated, as a result of each Fund’s policy to concentrate to approximately the same extent that its Underlying Index concentrates in an industry or group of industries, each of the following Funds was concentrated (that is, held 25% or more of its total assets) in the industries specified:

20

Fund	Industry(ies)
NETS™ S&P/ASX 200 Index Fund (Australia)	Financials
NETS™ BEL 20® Index Fund (Belgium)	Financials
NETS™ FTSE All-World Canada Index Fund*	Financials, Energy
NETS™ Hang Seng China Enterprises Index Fund	Financials
NETS™ CAC40® Index Fund (France)	None
NETS™ DAX® Index Fund (Germany)	None
NETS™ Hang Seng Index Fund (Hong Kong)	Financials
NETS™ ISEQ 20™ Index Fund (Ireland)	Financials
NETS™ TA-25 Index Fund (Israel)	Financials
NETS™ S&P/MIB Index Fund (Italy)	Financials
NETS™ Tokyo Stock Exchange REIT Index Fund	Real Estate**
NETS™ TOPIX Index Fund (Japan)	Consumer Cyclical
NETS™ FTSE Bursa Malaysia 100 Index Fund	Financials
NETS™ IPC® Index Fund (Mexico)*	Telecommunication Services
NETS™ AEX-index® Fund (The Netherlands)	Financials
NETS™ PSI 20® Index Fund (Portugal)	Financials
NETS™ RTS Index Fund (Russia)	Energy
NETS™ FTSE Singapore Straits Times Index Fund	Financials
NETS™ FTSE/JSE Top 40 Index Fund (South Africa)	Basic Materials
NETS™ OMXS30 Index Fund (Sweden)*	Industrials and Financials
NETS™ SLI Index Fund (Switzerland)*	Financials and Health Care
NETS™ TAIEX Index Fund (Taiwan)	None
NETS™ FTSE SET Large Cap Index Fund (Thailand)	Energy
NETS™ FTSE 100 Index Fund (United Kingdom)	Financials
NETS™ FTSE CNBC Global 300 Index Fund*	None
*	As of September 9, 2008.
**	As of August 11, 2008.

For the purpose of industry concentration, in determining industry classification, a Fund may use one of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, Global Industry Classification Standard or the Morgan Stanley Capital International industry classification titles.

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 5) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 5, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

21

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

PORTFOLIO HOLDINGS

Policy On Disclosure Of Portfolio Holdings

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible Website. Under the policy, each business day portfolio holdings information will be provided to the Transfer Agent or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants, (defined below) and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. Information with respect to each Fund’s portfolio holdings is also disseminated daily on the Funds’ website. The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund’s anticipated holdings on the following business day. “Authorized Participants” are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, to which the Funds offer and redeem shares (“Northern Exemptive Order”). Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available Website may be provided to third parties only in limited circumstances. Third-party recipients will be required to keep all portfolio holdings information confidential and prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who may receive non-public portfolio holdings information are as follows: the Investment Adviser and its

22

affiliates, the Funds’ independent registered public accounting firm, the Funds’ distributor, administrator and custodian, the Funds’ legal counsel, the disinterested Trustees’ counsel, Bell Boyd & Lloyd, LLP, the Funds’ financial printer, Command Financial Press, and the Funds’ proxy voting service, and Institutional Shareholder Services Inc. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information. Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-Q filings on the SEC’s Website at sec.gov. In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Website or the operation of the public reference room.

Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

23

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trustees. Set forth below is information about the Trustees and Officers of the Funds. A brief statement of their present positions and principal occupations during the past five years is also provided. As of the date of this Statement of Additional Information, each Trustee oversees the 25 portfolios of the NETS Trust.

NON-INTERESTED TRUSTEES

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Theodore A. Olson Age: 69 Trustee since 2007	Director and Member of Finance Committee of Clara Abbott Foundation since 2002; Retired since 1999; Director of The Hundred Club of Lake County (not for profit) since 1989.	Trustee and Chairman of NT Alpha Strategies Fund since 2004.

Ralph F. Vitale Age: 59 Trustee since 2007 Chairman since Jan. 2008

Director of Boston Rheology, LLC since 2005; Director of Boxford Housing Trust from 2004 to 2006; Executive Vice President of Securities Finance for State Street Corporation from 1997 to 2003 (retired since 2003).

Trustee of NT Alpha Strategies Fund since 2006.

John J. Masterson Age: 48 Trustee since 2007

Partner and Managing Director for Global Securities Department of Goldman Sachs & Co. from 2002 to 2007 (retired since 2007); Member of Board of Directors of Boston Global Advisors (agency lending) from 2002 to 2006.

Trustee of NT Alpha Strategies Fund since 2007.

(1)	Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paul Dykstra, Bell, Boyd & Lloyd LLP, 70 West Madison Street, Suite 3100, Chicago, IL 60602.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

24

INTERESTED TRUSTEE

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Michael A. Vardas, Jr.(4) Age: 46 Trustee and President since 2007	Managing Director of Northern Trust Investments, N.A. since 2005; Senior Vice President and Head of Global Securities Lending at The Northern Trust Company, from 2002 to 2005.	None

(1)	Mr. Vardas may be contacted by writing to him at 50 S. LaSalle St., Chicago, Illinois 60603.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)	An “interested person,” as defined by the 1940 Act. Mr. Vardas is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.

25

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE (1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Peter K. Ewing Age: 49 65 East 55th Street, 24th Floor New York, NY 10022 Vice President since 2007

Senior Vice President, Northern Trust Investments, N.A. and Senior Vice President, The Northern Trust Company, since November 2006; Managing Director of Product Development and other positions, PlusFunds Group, Inc., from August 2003 to June 2006; Director of Investment Products, Rydex Capital Partners, from February 2002 to August 2003.

Chad Rakvin Age: 37 65 East 55th Street, 24th Fl. New York, NY 10022 Vice President since 2007

Senior Vice President, Northern Trust Investments, N.A., since 2004; Global Equity Index Director, The Northern Trust Company, since 2004; Principal, Head of Index Research, Barclays Global Investors, from 1999 to 2004.

Steven A. Schoenfeld Age: 45 65 East 55th St., 24th Fl. New York, NY 10022 Vice President since 2007

Senior Vice President, Northern Trust Investments, N.A., since 2006; Chief Investment Officer, Northern Trust Global Investments, since 2006; Chief Investment Strategist, Northern Trust Global Investments, from 2004 to 2006; Founder and Managing Partner, Global Index Strategies Inc., from 2003 to 2004; Chief Investment Officer, Active Index Advisors, March 2003 to November 2003; Managing Director, Barclays Global Investors, from 1996 to 2003.

Trudance L.C. Bakke Age: 37 Three Canal Plaza, Suite 100 Portland, ME 04101 Treasurer since Feb. 2008	Director, Fund Financial Reporting at Foreside Financial Group, LLC, since August 2006; Product Manager/Senior Vice President, Citigroup Global Transaction Services from 1996 to July 2006.

Craig R. Carberry, Esq. Age: 48 50 South LaSalle Street Chicago, IL 60603 Secretary since 2007	Senior Attorney, The Northern Trust Company, since May 2000.

Joseph Costello Age: 34 65 East 55th St., 24th Fl. New York, NY 10022 Chief Compliance Officer since 2007

Vice President, The Northern Trust Company and Compliance Specialist for Northern Trust Global Investments, since 2003; Assistant Vice President of Compliance, Arnhold and S. Bleichroeder Advisor, LLC, from 2000 to 2003.

Michael Grossman Age: 37 50 South LaSalle Street Chicago, IL 60603 AML Officer since 2007

Vice President and Compliance Manager in the Anti-Money Laundering Unit, The Northern Trust Company, since 2007; Vice President and Anti-Money Laundering Advisory Officer, LaSalle Bank, N.A., from 2005 to 2006; and Assistant Vice President and Compliance Officer, LaSalle Financial Services, Inc. from 2001 to 2006.

26

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE (1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Thomas A. Perugini Age: 38 73 Tremont Street, Suite 11 Boston, MA 02108 Assistant Treasurer since Jan. 2008

Vice President of Fund Administration, Treasury and Compliance for JPMorgan Worldwide Securities Services from 2006 to present; 1995 - 2006, Fund Administration at State Street Corp, most recently as a Vice President, Senior Director.

Diana E. McCarthy, Esq. Age: 57 One Logan Square 18th and Cherry Streets Philadelphia, PA 19103- 6996 Assistant Secretary since 2007	Partner in the law firm of Drinker Biddle & Reath LLP since 2002.

(1)

Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

Certain officers hold comparable positions with certain other investment companies of which NTI, JP Morgan Investor Services Co., JP Morgan Chase Bank, NA or Foreside Fund Services, LLC, or an affiliate thereof is the investment adviser, administrator, custodian, transfer agent and/or distributor.

STANDING BOARD COMMITTEES

The Board of Trustees has established two standing committees in connection with its governance of the Fund: Audit and Governance.

The Audit Committee consists of Messrs. Olson (Chairperson), Masterson and Vitale. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee convenes to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. Mr. Olson is an audit committee financial expert and is independent for the purpose of the definition of audit committee financial expert as applicable to the Funds.

The Governance Committee consists of Messrs. Olson, Masterson (Chairperson) and Vitale. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of NETS Trust Governance Committee.

TRUSTEE OWNERSHIP OF FUND SHARES

27

The following table shows the dollar range of shares of the Funds owned by each Trustee in the NETS™ Funds and other registered investment companies overseen by the Trustees in the NETS™ Family of Investment Companies.

Information as of December 31, 2007
Name of Non- Interested Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies *

Theodore A. Olson	$ 0	$ 0

Ralph F. Vitale	$ 0	$ 0

John J. Masterson	$ 0	$ 0

Name of Interested Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies *

Michael A. Vardas, Jr.	$ 0	$ 0

    * The Family of Investment Companies consists only of the NETS Trust.

TRUSTEE COMPENSATION

The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees, plus additional fees for Board and Committee meetings attended by such Trustee. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry. The Trust does not provide pension or retirement benefits to its Trustees.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Investments, N.A. and/or its affiliates, of which Messrs. Carberry, Costello, Ewing, Grossman, Rakvin, Schoenfeld, and Vardas are officers, receive fees from the Trust as Investment Adviser.

Drinker Biddle & Reath LLP, of which Ms. McCarthy is a partner, receives fees from the Trust for legal services.

28

CODE OF ETHICS

The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER

Northern Trust Investments, N.A. (“NTI” or “Investment Adviser”), a subsidiary of The Northern Trust Company (“TNTC”), serves as the investment adviser of the Funds. TNTC is a direct wholly-owned subsidiary of Northern Trust Corporation, a financial holding company. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as “Northern Trust.”

NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation.

Northern Trust is one of the nation’s leading providers of trust and investment management services. Northern Trust is one of the largest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and also may provide educational material to their employees; (ii) employers who provide post-retirement Employees’ Beneficiary Associations (“VEBA”) and require investments that respond to the impact of federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2007, Northern Trust had assets under custody of $4.1 trillion, and assets under investment management of $757.2 billion.

The Trust’s Investment Advisory and Ancillary Services Agreement with the Investment Adviser (the “Advisory Agreement”) has been approved by the Board of Trustees, including the “non-interested” Trustees, and the initial shareholder of the Funds. Under the Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain ancillary services. The Investment Adviser is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for NETS™ Funds). In making investment recommendations for the Funds, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank. The Advisory Agreement also provides that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed income obligations, the Investment Adviser shall attempt to obtain best net price and execution or use its best judgment to obtain the best overall terms available.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In

29

assessing the best overall terms available for any transaction, the Investment Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts, computer software or on-line data feeds. These services and products may disproportionately benefit other accounts (“Other Accounts”) over which the Investment Adviser or its affiliates exercise investment discretion. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, Other Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such Other Accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

Northern Trust and its affiliates may also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s markup or markdown.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.

30

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by it (including any other Fund, investment company or account for which Northern Trust acts as adviser), the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses. The Advisory Agreement provides that the Investment Adviser shall not be subject to any liability in connection with the performance of its services thereunder in absence of willful malfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Pursuant to the Advisory Agreement, the Investment Adviser is responsible for all expenses of the Funds, except for the fee payments under the Investment Advisory Agreement, interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. For its services to each Fund, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

FUND	ADVISORY FEE
NETS™ S&P/ASX 200 Index Fund (Australia)	0.47%
NETS™ BEL 20® Index Fund (Belgium)	0.47%
NETS™ FTSE All-World Canada Index Fund	0.47%
NETS™ Hang Seng China Enterprises Index Fund	0.51%
NETS™ CAC40® Index Fund (France)	0.47%
NETS™ DAX® Index Fund (Germany)	0.47%
NETS™ Hang Seng Index Fund (Hong Kong)	0.47%
NETS™ ISEQ 20™ Index Fund (Ireland)	0.47%
NETS™ TA-25 Index Fund (Israel)	0.70%
NETS™ S&P/MIB Index Fund (Italy)	0.47%
NETS™ Tokyo Stock Exchange REIT Index Fund	0.47%
NETS™ TOPIX Index Fund (Japan)	0.47%
NETS™ FTSE Bursa Malaysia 100 Index Fund	0.57%
NETS™ IPC® Index Fund (Mexico)	0.47%
NETS™ AEX-index® Fund (The Netherlands)	0.47%
NETS™ PSI 20® Index Fund (Portugal)	0.47%
NETS™ RTS Index Fund (Russia)	0.75%
NETS™ FTSE Singapore Straits Times Index Fund	0.47%
NETS™ FTSE/JSE Top 40 Index Fund (South Africa)	0.65%
NETS™ OMXS30 Index Fund (Sweden)	0.47%
NETS™ SLI Index Fund (Switzerland)	0.47%

31

FUND	ADVISORY FEE
NETS™ TAIEX Index Fund (Taiwan)	0.65%
NETS™ FTSE SET Large Cap Index Fund (Thailand)	0.51%
NETS™ FTSE 100 Index Fund (United Kingdom)	0.47%
NETS™ FTSE CNBC Global 300 Index Fund	0.43%

Unless sooner terminated, the Trust’s Advisory Agreement will continue in effect with respect to a particular Fund until February 26, 2010, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). The Advisory Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice.

The Board’s considerations regarding approval of the Advisory Agreement for all of the Funds except the NETS™ FTSE All-World Canada Index Fund, NETS™ IPC® Index Fund (Mexico), NETS™ OMXS30 Index Fund (Sweden), NETS™ SLI Index Fund (Switzerland) and NETS™ TAIEX Index Fund (Taiwan) is included in the Funds’ Semiannual Report to Shareholders for the period ending April 30, 2008. The Board’s considerations regarding approval of the Advisory Agreement for those Funds will be included in the Funds’ Annual Report to Shareholders for the period ending October 31, 2008.

Under a Service Mark License Agreement (the “License Agreement”) with NETS Trust, Northern Trust Corporation agrees that the name “NETS” may be used in connection with the Trust’s business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “NETS” to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name “NETS.”

PORTFOLIO MANAGERS

Accounts Managed by the Portfolio Manager

The following table describes certain information with respect to accounts for which the portfolio manager has day-to-day responsibility, including all NETS™ Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Shaun Murphy was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2008.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance

Registered Investment Companies:	6	$3,591.8	0	0
Other Pooled Investment Vehicles:	15	$13,682.1	0	0
Other Accounts:	23	$42,029.2	0	0

The table below discloses accounts within each type of category listed below for which Chad M. Rakvin was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2008.

32

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance

Registered Investment Companies:	26	$18,718.3	0	0
Other Pooled Investment Vehicles:	45	$69,519.5	0	0
Other Accounts:	98	$95,080.7	0	0

The table below discloses accounts within each type of category listed below for which Brent Reeder was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2008.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance

Registered Investment Companies:	20	$14,520.1	0	0
Other Pooled Investment Vehicles:	30	$55,837.4	0	0
Other Accounts:	75	$53,051.6	0	0

Material Conflicts of Interest

The Investment Adviser’s portfolio managers are often responsible for managing one or more NETS portfolio, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Funds. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that, due to varying investment restrictions among accounts and for other reasons, certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

The Investment Adviser will give advice and make investment decisions for the Funds as it believes is in the fiduciary interests of the Funds. The advice or investment decisions made for the Funds may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates or for other funds or accounts managed by the Investment Adviser or its affiliates. For example, other funds or accounts managed by the Investment Adviser or its affiliates may sell short securities of an issuer in which the Funds have taken, or will take, a long position. That short sale may result in impairment of the price of the security that the Funds hold. Conversely, a Fund may establish a short position in a security and another account of the Investment Adviser or fund may buy that same security. That subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Funds and such increase in price would be to the Funds’ detriment. Conflicts may also arise because portfolio decisions regarding a Fund may benefit the Investment Adviser or its affiliates or another account or fund managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security

33

sold short by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit the Investment Adviser or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs and sales contests.

Portfolio Manager Compensation Structure

The compensation for the portfolio managers of the Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership

As of the date of this Additional Statement, no shares of the Funds were outstanding and the Funds’ portfolio managers did not beneficially own any shares of the Funds.

PROXY VOTING

The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines.

The Proxy Guidelines provide that the Investment Adviser will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Investment Adviser will generally vote in favor of proposals to:

•	repeal existing classified boards and elect directors on an annual basis;
•	adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

34

•	lower supermajority shareholder vote requirements for charter and bylaw amendments;
•	lower supermajority shareholder vote requirements for mergers and other business combinations;
•	increase common share authorizations for a stock split;
•	implement a reverse stock split; and
•	approve an ESOP or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans.

The Proxy Guidelines also provide that the Investment Adviser will generally vote against proposals to:

•	classify the board of directors;
•	require that poison pill plans be submitted for shareholder ratification;
•	adopt dual class exchange offers or dual class recapitalizations;
•	require a supermajority shareholder vote to approve mergers and other significant business combinations;
•	require a supermajority shareholder vote to approve charter and bylaw amendments; and
•	adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of the Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: voting in accordance with the Proxy Guideline based recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees; or by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

35

The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This summary of the Trust’s Proxy Voting Policies and Proxy Guidelines is also posted in the resources section of the Trust’s website. You may also obtain, upon request and without charge, a paper copy of the Trust’s Proxy Voting Policies and Proxy Guidelines or a Statement of Additional Information by calling 866/928-NETS.

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12 month period ended June 30 will be available, without charge, upon request, by contacting the Adviser or by visiting the SEC’s Website.

ADMINISTRATOR

JP Morgan Investor Services Co. (the “Administrator”), 73 Tremont Street, Floor 11, Boston, MA 02108, acts as Administrator for the Funds under a Fund Service Agreement with the Trust. Subject to the general supervision of the Trust’s Board of Trustees, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various administration, compliance, accounting and regulatory services, including but not limited to: (i) providing office facilities and furnishing corporate officers for the Trust; (ii) coordination, preparation and review of financial statements; (iii) monitoring compliance with federal tax and securities laws; (iv) performing certain functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (v) maintaining the Trust books and records in accordance with applicable statutes, rules and regulations; (vi) preparing post-effective amendments to the Trust’s registration statement; (vii) calculating each Fund’s NAV; (viii) accounting for dividends and interest received and distributions made by the Trust; and (ix) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent.

Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Administrator is entitled to asset-based fees in the amount of .015% of assets under management for accounting services, .025% of assets under management for administration and compliance services, as well as other non-asset based annual fees for regulatory services. The initial term of the Administration Agreement is three years. The Trust may terminate the Administration Agreement during the initial term on sixty days written notice to the Administrator and upon payment of a termination fee equal to thirty six minus the number of months elapsed since the date the Administrator commenced providing services under the Administration Agreement times the average monthly fees paid during the six month period prior to the Trust’s notice of termination. Following the initial term the Trust may terminate the agreement on sixty days notice. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees of the Administrator.

DISTRIBUTOR

The Trust has entered into a Distribution Agreement under which Foreside Fund Services, LLC (“Foreside”), with principal offices at Three Canal Plaza, Suite 100, Portland, ME, 04101, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and Transfer Agent. Foreside is a wholly-owned subsidiary of Foreside Financial Group, LLC. The Distributor has no obligation to sell any specific quantity of Fund shares. Foreside bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all costs of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (iv) filing fees; and (v) all other

36

expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. No compensation is payable by the Trust to Foreside for such distribution services. The Distribution Agreement provides that the Trust will indemnify Foreside against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by Foreside, or those resulting from the willful misfeasance, bad faith or gross negligence of Foreside, or Foreside’s reckless disregard of its duties and obligations under the Distribution Agreement. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. The Distributor is not affiliated with the Trust, NTI or any stock exchange.

Additionally, NTI or its affiliates may, from time to time, and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor or to otherwise promote the sale of shares.

Principal Financial Officer/Treasurer Services Agreement

The Trust has entered into a Principal Financial Officer/ Treasurer Services Agreement (“PFO Agreement”) with Foreside, pursuant to which Foreside provides the Trust with the services of Trudance L.C. Bakke to serve as the Trust’s Principal Financial Officer and Treasurer. Foreside is entitled to receive an annual flat fee and reimbursement for certain out-of-pocket expenses incurred by Foreside in providing services to the Trust under the PFO Agreement. Pursuant to the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees due under the PFO Agreement.

TRANSFER AGENT

Under its Agency Services Agreement with the Trust, JP Morgan Chase Bank, NA (“Transfer Agent”) as Transfer Agent has undertaken to perform some or all of the following services: (i) perform and facilitate the performance of purchases and redemptions of Creation Units; (ii) prepare and transmit payments for dividends and distributions; (iii) maintain shareholder records; (iv) record the issuance of shares and maintain records of the number of authorized shares; (v) prepare and transmit information regarding purchases and redemptions of shares; (vi) communicate information regarding purchases and redemptions of shares and other relevant information to appropriate parties; (vii) maintain required books and records; and (viii) perform other customary services of a transfer agent and dividend disbursing agent for an ETF (exchange traded fund).

As compensation for the services rendered by the Transfer Agent under the Agency Services Agreement the Transfer Agent is entitled to certain expenses as provided under the Agency Services Agreement and asset-based fees which are payable monthly. The initial term of the Agency Services Agreement is three years. The Trust may terminate the Agency Services Agreement during the initial term on sixty days written notice to the Transfer Agent and upon payment of a termination fee equal to thirty-six minus the number of months elapsed since the date the Transfer Agent commenced providing services under the Agency Services Agreement times the average monthly fees paid during the six-month period prior to the Trust’s notice of termination. Following the initial term the Trust may terminate the agreement on sixty days notice. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees of the Transfer Agent.

CUSTODIAN

Under its Domestic Custody Agreement and the Global Custody Rider with the Trust, JP Morgan Chase Bank, NA (the “Custodian”) (i) holds each Fund’s cash and securities; (ii) maintains such cash and securities in separate accounts in the name of each Fund; (iii) receives, delivers and releases securities on behalf of each Fund; (iv) collects and receives all income, principal and other payments in respect of each Fund’s investments held by the Custodian; and (v) maintains a statement of account for each account of the Trust. The Custodian may employ one or more sub-custodians, provided that the Custodian, shall be liable for direct losses due to the sub-custodian’s insolvency or the sub-custodian’s failure to use reasonable care, fraud or willful default in the provision of its services. The Custodian will enter into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Funds’ foreign securities.

37

As compensation for the services rendered under the Domestic Custody Agreement and Global Custody Rider with respect to the Trust by the Custodian to each Fund, the Custodian is entitled to fees and reasonable out-of-pocket expenses. The initial term of the Domestic Custody Agreement and Global Custody Rider is three years. The Trust may terminate the Domestic Custody Agreement and the Global Custody Rider during the initial term on sixty days written notice to the Custodian and upon payment of a termination fee equal to thirty-six minus the number of months elapsed since the date the Custodian commenced providing services under the Domestic Custody Agreement and the Global Custody Rider times the average monthly fees paid during the six-month period prior to the Trust’s notice of termination. Following the initial term the Trust may terminate the agreement on sixty days notice. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees of the Custodian.

DESCRIPTION OF SHARES

The Declaration of Trust of the Trust (the “Declaration”) permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and each series may be divided into classes.

Under the terms of the Declaration, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “About Your Account” in the Prospectuses. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectuses are validly issued, fully paid and nonassessable. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors of that Fund, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each Fund and other Funds of the Trust entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund.

38

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.

The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.

The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually

39

redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

Under the Maryland Business Trust Act (the “Maryland Act”), shareholders generally are not personally liable for the debts or obligations of the Trust. The Maryland Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of corporations incorporated in the State of Maryland. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Maryland law and may subject the shareholders to liability. To offset this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Maryland law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration provides for indemnification of Trustees and officers of the Trust unless the indemnitee is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration.

The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and will require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or

40

portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectuses.

The Depository Trust Company (“DTC”) Acts as Securities Depository for the Shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in NETS™ shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

41

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange on which shares are listed.

PURCHASE AND REDEMPTION OF CREATION UNITS

CREATION UNIT AGGREGATIONS

The Trust issues and sells shares of each Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS

General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the NYSE, the Fund’s Listing Exchange and the Fund’s Custodian is open for business. As of the date of this Additional Statement, each Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. The consideration for purchase of a Creation Unit of shares of a Fund (except for the NETS™ FTSE Bursa Malaysia 100 Index Fund and NETS™ TAIEX Index Fund (Taiwan), which are currently offered in its NETS™ Creation Units solely for cash) generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) constituting an optimized representation of the Fund’s Underlying Index and an amount of cash in U.S. dollars computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Fund and (y) the “Deposit Amount” which is the market value (per Creation Unit) of the Deposit Securities. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative

42

number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

NTI makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Securities are applicable, subject to any adjustments as described below, to purchases of Creation Units of a given Fund until such time as the next-announced Deposit Securities composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes pursuant to changes in the composition of the Fund’s Portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by NTI with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Underlying Index.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes, known to NTI on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the Underlying Index, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.

Role of the Authorized Participant. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an Authorized Participant). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of Creation Units an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of shares of a Fund, the Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of the Funds. With respect to a Fund, the Distributor will notify NTI and the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). For those Funds, the Custodian shall cause the appropriate local sub-custodian(s) of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of

43

itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time(as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Listing Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. With respect to all Funds except the NETS™ FTSE Bursa Malaysia 100 Index Fund and NETS™ TAIEX Index Fund (Taiwan), an Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the relevant Fund’s Listing Exchange, on any Business Day in order to receive that Business Day’s NAV. With respect to the NETS™ FTSE Bursa Malaysia 100 Index Fund and NETS™ TAIEX Index Fund (Taiwan), irrevocable purchase orders by Authorized Participants will be accepted only if they are placed after the closing time of the relevant Fund’s Listing Exchange and before 5:30 p.m. Eastern Time, on any Business Day. Such purchase order, if accepted, will receive the next Business Day’s NAV. Orders to purchase shares of the NETS™ FTSE Bursa Malaysia 100 Index Fund or NETS™ TAIEX Index Fund (Taiwan) that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed will not be accepted. In such cases, a purchase order must be submitted on the next Business Day.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and NTI) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered do not conform to the identify and number of shares disseminated through the facilities of the NSCC for that date by NTI, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or NTI, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and NTI make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, NTI, the Funds’ Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Trust shall notify a prospective purchaser and/or the Authorized Participant acting on

44

behalf of such person of its rejection of the order of such person. The Trust, the Funds’ Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue, and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (that is three Business Days after trade date). However, as discussed in Appendix A, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which NTI may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. Currently, the NETS™ FTSE Bursa Malaysia 100 Index Fund and NETS™ TAIEX Index Fund (Taiwan) require creations and redemptions of the Fund’s shares in U.S. dollars. The Trust may in the future permit or require creations and redemptions of the NETS™ FTSE Bursa Malaysia 100 Index Fund and NETS™ TAIEX Index Fund (Taiwan) in-kind. In addition, the Trust may in its discretion make Creation Units of any of the other Funds available for purchase and redemption in U.S. dollars. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. A purchase transaction fee payable to the Trust is imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Trust

45

permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time.

46

NETS™ FUND	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
NETS™ S&P/ASX 200 Index Fund (Australia)	$2,400	0.60%
NETS™ BEL 20® Index Fund (Belgium)	$ 700	0.30%
NETS™ FTSE All-World Canada Index Fund	$1,900	0.30%
NETS™ Hang Seng China Enterprises Index Fund	$2,000	0.60%
NETS™ CAC40® Index Fund (France)	$2,900	0.25%
NETS™ DAX® Index Fund (Germany)	$1,500	0.25%
NETS™ Hang Seng Index Fund (Hong Kong)	$2,000	0.60%
NETS™ ISEQ 20™ Index Fund (Ireland)	$1,500	1.25%
NETS™ TA-25 Index Fund (Israel)	$1,000	0.75%
NETS™ S&P/MIB Index Fund (Italy)	$1,400	0.30%
NETS™ Tokyo Stock Exchange REIT Index Fund	$1,000	0.40%
NETS™ TOPIX Index Fund (Japan)	$5,000	0.40%
NETS™ FTSE Bursa Malaysia 100 Index Fund	$5,000	**
NETS™ IPC® Index Fund (Mexico)	$1,400	0.50%
NETS™ AEX-index® Fund (The Netherlands)	$1,000	0.25%
NETS™ PSI 20® Index Fund (Portugal)	$1,500	0.30%
NETS™ RTS Index Fund (Russia)	$3,000	3.00%
NETS™ FTSE Singapore Straits Times Index Fund	$2,000	1.60%
NETS™ FTSE/JSE Top 40 Index Fund (South Africa)	$1,200	0.75%
NETS™ OMXS30 Index Fund (Sweden)	$1,300	0.30%
NETS™ SLI Index Fund (Switzerland)	$1,500	0.40%
NETS™ TAIEX Index Fund (Taiwan)	$7,500	**
NETS™ FTSE SET Large Cap Index Fund (Thailand)	$2,000	3.00%
NETS™ FTSE 100 Index Fund (United Kingdom)	$3,500	0.75%
NETS™ FTSE CNBC Global 300 Index Fund	$5,000	0.60%

*	As a percentage of the value of amount invested.
**	The maximum additional variable charge for cash purchases will be a percentage of the value of the Deposit Securities, which will not exceed 3.00%.

REDEMPTION OF CREATION UNITS

Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough NETS™ shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of NETS™ shares to constitute a redeemable Creation Unit.

With respect to each Fund (other than the NETS™ FTSE Bursa Malaysia 100 Index Fund and NETS™ TAIEX Index Fund (Taiwan), which currently redeem Creation Units solely for cash) NTI makes available through the NSCC prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Portfolio Securities”). Portfolio Securities received on redemption may not be identical to Deposit Securities that are applicable to creation of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Portfolio Securities on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a

47

receipt of a request in proper form, and the value of the Portfolio Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds.

A redemption transaction fee payable to the Trust is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

NETS™ Fund	Fee for In-kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemption*
NETS™ S&P/ASX 200 Index Fund (Australia)	$2,400	0.60%
NETS™ BEL 20® Index Fund (Belgium)	$ 700	0.30%
NETS™ FTSE All-World Canada Index Fund	$1,900	0.30%
NETS™ Hang Seng China Enterprises Index Fund	$2,000	0.60%
NETS™ CAC40® Index Fund (France)	$2,900	0.25%
NETS™ DAX® Index Fund (Germany)	$1,500	0.25%
NETS™ Hang Seng Index Fund (Hong Kong)	$2,000	0.60%
NETS™ ISEQ 20™ Index Fund (Ireland)	$1,500	0.25%
NETS™ TA-25 Index Fund (Israel)	$1,000	0.75%
NETS™ S&P/MIB Index Fund (Italy)	$1,400	0.30%
NETS™ Tokyo Stock Exchange REIT Index Fund	$1,000	0.40%
NETS™ TOPIX Index Fund (Japan)	$5,000	0.40%
NETS™ FTSE Bursa Malaysia 100 Index Fund	$5,000	**
NETS™ IPC® Index Fund (Mexico)	$1,400	0.50%
NETS™ AEX-index® Fund (The Netherlands)	$1,000	0.25%
NETS™ PSI 20® Index Fund (Portugal)	$1,500	0.30%
NETS™ RTS Index Fund (Russia)	$3,000	2.00%
NETS™ FTSE Singapore Straits Times Index Fund	$2,000	1.60%
NETS™ FTSE/JSE Top 40 Index Fund (South Africa)	$1,200	0.75%
NETS™ OMXS30 Index Fund (Sweden)	$1,300	0.30%
NETS™ SLI Index Fund (Switzerland)	$1,500	0.40%
NETS™ TAIEX Index Fund (Taiwan)	$7,500	**
NETS™ FTSE SET Large Cap Index Fund (Thailand)	$2,000	2.00%
NETS™ FTSE 100 Index Fund (United Kingdom)	$3,500	0.25%
NETS™ FTSE CNBC Global 300 Index Fund	$5,000	0.60%

*	As a percentage of the value of amount invested.
**	The maximum additional variable charge for cash redemptions will be a percentage of the value of the Portfolio Securities, which will not exceed 2.00%.

Redemption requests in respect of Creation Units must be submitted to the Distributor by or through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request through an Authorized Participant. An Authorized Participant must submit an irrevocable redemption request no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the relevant Fund’s Listing Exchange, on any Business Day in order to receive that Business Day’s NAV. The Distributor will provide a list of current Authorized Participants upon request. The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request

48

must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Orders to redeem Creation Unit Aggregations of funds must be delivered through an Authorized Participant that has executed an Authorized Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of the Fund is deemed received by the Trust on the Business Day if: (i) such order is received by the Fund’s Distributor not later than the closing time of the applicable Listing Exchange on the applicable Business Day; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Fund’s Custodian no later than 10:00 a.m., Eastern Time, on the next Business Day following the day the order was transmitted; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. Deliveries of Fund securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods as described in Appendix A.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit of shares being redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day and (ii) a request in form satisfactory to the Trust is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern Time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Trust and the Trust’s Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

In connection with taking delivery of shares of Portfolio Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Funds generally will be made within three Business Days (that is “T+3”). However, as discussed in Appendix A, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+3 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. For each country relating to a Fund, Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

49

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the portfolio securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Trust may in its discretion redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Portfolio Securities). The Trust may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differ from the exact composition of the Portfolio Securities but does not differ in NAV. Redemptions of shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units to be redeemed to the Trust, at or prior to 10:00 a.m., Eastern Time, on the Business Day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value at least equal to 110%, which NTI may change from time to time, of the value of the missing shares in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The Trust’s current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be held by the Trust’s Custodian , and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase or sell shares of such Fund on the Listing Exchange, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

50

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Code and the regulations, rulings and decision under it, as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, such Fund could be disqualified as a regulated investment company.

In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership. Also, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which each Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which each Fund does not hold more than 10% of the outstanding voting securities (including equity securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more qualified publicly traded partnerships. Each Fund intends to comply with these requirements.

If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Fund’s current and accumulated earnings and profits.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses

51

(including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, such Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service.

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

If an individual, trust or estate receives a regular dividend or qualified dividends qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of such Fund, and as a capital gain thereafter (if the shareholder holds his shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date such Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

BACK-UP WITHHOLDING

In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

52

SECTIONS 351 AND 362

The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, such Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

QUALIFIED DIVIDEND INCOME

Distributions by each Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent each Fund receives qualified dividend income on the securities it holds and such Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and each Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by each Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of each Fund’s net capital gains will be taxable as long-term capital gains.

CORPORATE DIVIDENDS RECEIVED DEDUCTION

A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

NET CAPITAL LOSS CARRYFORWARDS

Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

EXCESS INCLUSION INCOME

Certain types of income received by a Fund from real estate investment Trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause a Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder Trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S.

53

withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund including the effect of fluctuations in the value of foreign currencies, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring such Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, such Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if such Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

SALES OF SHARES

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

OTHER TAXES

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W- 8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder

54

who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For foreign shareholders of a Fund a distribution attributable to such Fund’s sale of a real estate investment Trust or other U.S. real property holding company will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of such Fund’s assets are invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. A distribution from a Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by such Fund from a real estate investment trust. Restrictions apply regarding wash sales and substitute payment transactions.

REPORTING

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

NET ASSET VALUE

The NAV for each Fund is calculated by deducting all of a Fund’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each Fund reserves the right to calculate its NAV to more than two decimal places. The NAV for each Fund will generally be determined by JP Morgan Investor Services Co. (“Chase”) once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE, the Fund’s Listing Exchange and the Fund’s Custodian are open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. A market valuation generally means a valuation (i) obtained from an exchange,

55

a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. Chase may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as investment adviser. Any use of fair value prices, current market valuations or exchange rates different from the prices and rates used by the Index Providers may adversely affect a Fund’s ability to track its underlying index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain Funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a registered investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

DIVIDEND REINVESTMENT SERVICE

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

OTHER INFORMATION

COUNSEL

Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996, is counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois, 60606-4301 serves as the independent registered public accounting firm of the Trust, audits the Funds’ financial statements and may perform other services.

56

FINANCIAL STATEMENTS

The audited financial statements and related report of Deloitte & Touche LLP, an independent registered public accounting firm, are attached hereto as Appendix C.

ADDITIONAL INFORMATION

The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust’s Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

57

APPENDIX A

Each Fund (except the NETS™ Hang Seng China Enterprises Index Fund, NETS™ Hang Seng Index Fund, NETS™ FTSE/JSE Top 40 Index Fund (South Africa) and NETS™ TAIEX Index Fund (Taiwan)) generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus three business days (“T+3”). The NETS™ Hang Seng China Enterprises Index Fund, NETS™ Hang Seng Index Fund and NETS™ TAIEX Index Fund (Taiwan) intend to effect delivery of Creation Units and portfolio securities on a basis of “T” plus 2 business days (“T+2”). The NETS™ FTSE/JSE Top 40 Index Fund (South Africa) intends to effect delivery of Creation Units and portfolio securities on a basis of “T” plus 5 business days (“T+5”). Each Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T+3, T+2 or T+5, as applicable, in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three business days (or two business days in the case of the NETS™ Hang Seng China Enterprises Index Fund, NETS™ Hang Seng Index Fund and NETS™ TAIEX Index Fund (Taiwan), or five business days in the case of the NETS™ FTSE/JSE Top 40 Index Fund (South Africa)) of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

NETS™ S&P/ASX 200 INDEX FUND (Australia)

Regular Holidays. The dates of the regular Australian holidays in the remainder of calendar year 2008 are as follows:

Nov 4	Dec 26
Dec 24	Dec 31
Dec 25

Redemption. The Trust is not aware of a redemption request over any Australian holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

NETS™ BEL 20® INDEX FUND (Belgium)

Regular Holidays. The dates of the regular Belgian holidays in the remainder of calendar year 2008 are as follows:

Nov 11	Dec 26
Dec 25

Redemption. The Trust is not aware of a redemption request over any Belgian holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

58

NETS™ FTSE ALL-WORLD CANADA INDEX FUND

Regular Holidays. The dates of the regular Canadian holidays in the remainder of calendar year 2008 are as follows:

Nov 11	Dec 26
Dec 25

Redemption. The Trust is not aware of a redemption request over any Canadian holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

NETS™ HANG SENG CHINA ENTERPRISES INDEX FUND

Regular Holidays. The dates of the regular Hong Kong holidays in the remainder of calendar year 2008 are as follows:

Dec 25
Dec 26

Redemption. The Trust is not aware of a redemption request over any Hong Kong holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

NETS™ CAC40® INDEX FUND (France)

Regular Holidays. The dates of the regular French holidays in the remainder of calendar year 2008 are as follows:

Nov 11	Dec 26
Dec 25

Redemption. The Trust is not aware of a redemption request over any French holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

NETS™ DAX® INDEX FUND (Germany)

Regular Holidays. The dates of the regular German holidays in the remainder of calendar year 2008 are as follows:

Dec 24	Dec 26
Dec 25	Dec 31

Redemption. The Trust is not aware of a redemption request over any German holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

NETS™ HANG SENG INDEX FUND (Hong Kong)

Regular Holidays. The dates of the regular Hong Kong holidays in the remainder of calendar year 2008 are as follows:

Dec 25
Dec 26

Redemption. The Trust is not aware of a redemption request over any Hong Kong holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

NETS™ ISEQ 20™ INDEX FUND (Ireland)

Regular Holidays. The dates of the regular Irish holidays in the remainder of calendar year 2008 are as follows:

Dec 24	Dec 26

59

Dec 25	Dec 31

Redemption. The Trust is not aware of a redemption request over any Irish holiday that would result in a settlement period extending 7 calendar days during the remainder of calendar year 2008.

NETS™ TA-25 INDEX FUND (Israel)

Regular Holidays. There are no Israeli holidays in remainder of the calendar year 2008.

Redemption. The Trust is not aware of a redemption request over any Israeli holiday that would result in a settlement period extending 7 calendar days during the remainder of calendar year 2008.

NETS™ S&P/MIB INDEX FUND (Italy)

Regular Holidays. The dates of the regular Italian holidays in the remainder of calendar year 2008 are as follows:

Dec 8	Dec 26
Dec 24	Dec 31
Dec 25

Redemption. The Trust is not aware of a redemption request over any Italian holiday that would result in a settlement period extending 7 calendar days during the remainder of calendar year 2008.

NETS™ TOPIX INDEX FUND (Japan)

Regular Holidays. The dates of the regular Japanese holidays in the remainder of calendar year 2008 are as follows:

Nov 23	Dec 30
Nov 24	Dec 31
Dec 23

Redemption. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2008):

Redemption Request Date	Redemption Settlement Date (R)	Settlement Period
12/26/2008	1/5/2009	10
12/29/2008	1/6/2009	8
12/30/2008	1/7/2009	8

Thus, in the calendar year 2008, 10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the NETS™ TOPIX Index Fund.

NETS™ FTSE BURSA MALAYSIA 100 INDEX FUND

Regular Holidays. The dates of the regular Malaysian holidays in the remainder of calendar year 2008 are as follows:

Dec 8	Dec 29
Dec 25

60

Redemption. The Trust is not aware of a redemption request over any Malaysian holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

NETS™ IPC® INDEX FUND (MEXICO)

Regular Holidays. The dates of the regular Mexican holidays in the remainder of calendar year 2008 are as follows:

Nov 2	Dec 12
Nov 17	Dec 25

Redemption. The Trust is not aware of a redemption request over any Mexican holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

NETS™ AEX-INDEX® FUND (The Netherlands)

Regular Holidays. The dates of the Dutch holidays in the remainder of calendar year 2008 are as follows:

Dec 24	Dec 31
Dec 25
Dec 26

Redemption. The Trust is not aware of a redemption request over any Dutch holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

NETS™ PSI 20® INDEX FUND (Portugal)

Regular Holidays. The dates of the Portuguese holidays in the remainder of calendar year 2008 are as follows:

Dec 1	Dec 25
Dec 8	Dec 26
Dec 24

Redemption. The Trust is not aware of a redemption request over any Portuguese holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

NETS™ RTS INDEX FUND (Russia)

Regular Holidays. The dates of the Russian holidays in the remainder of calendar year 2008 are as follows:

Nov 1	Nov 4
Nov 3

Redemption. The settlement cycle in Russia is negotiated on a deal by deal basis and holidays are subject to change without notice.

NETS™ FTSE SINGAPORE STRAITS TIMES INDEX FUND

Regular Holidays. The dates of the Singapore holidays in the remainder of calendar year 2008 are as follows:

Dec 8
Dec 25

Redemption. The Trust is not aware of a redemption request over any Singapore holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

61

NETS™ FTSE/ JSE TOP 40 INDEX FUND (South Africa)

Regular Holidays. The dates of the South African holidays in the remainder of calendar year 2008 are as follows:

Dec 16	Dec 26
Dec 25

Redemption. The Trust is not aware of a redemption request over any South African holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

NETS™ OMXS30 INDEX FUND (SWEDEN)

Regular Holidays. The dates of the regular Swedish holidays in the remainder of calendar year 2008 are as follows:

Dec 24	Dec 26
Dec 25	Dec 31

Redemption. The Trust is not aware of a redemption request over any Swedish holiday that would result in a settlement period extending 7 calendar days during the remainder of calendar year 2008.

NETS™ SLI INDEX FUND (SWITZERLAND)

Regular Holidays. The dates of the regular Swiss holidays in the remainder of calendar year 2008 are as follows:

Dec 8	Dec 25	Dec 31
Dec 24	Dec 26

Redemption. The Trust is not aware of a redemption request over any Swiss holiday that would result in a settlement period exceeding 7 calendar days during the remainder of calendar year 2008.

NETS™ FTSE SET Large Cap INDEX FUND (Thailand)

Regular Holidays. The dates of the Thai holidays in the remainder of calendar year 2008 are as follows:

Dec. 10
Dec. 31

Redemption. The Trust is not aware of a redemption request over any Thai holiday that would result in a settlement period extending 7 calendar days during the remainder of calendar year 2008.

NETS™ FTSE 100 INDEX FUND (United Kingdom)

Regular Holidays. The dates of the British holidays in the remainder of calendar year 2008 are as follows:

Dec 25
Dec 26

Redemption. The Trust is not aware of a redemption request over any British holiday that would result in a settlement period extending 7 calendar days during the remainder of calendar year 2008.

62

NETS™ TAIEX INDEX FUND (TAIWAN)

Regular Holidays. There are no Taiwanese holidays in the remainder of calendar year 2008.

Redemption. The Trust is not aware of a redemption request over any Taiwanese holiday that would result in a settlement period extending 7 calendar days during the remainder of calendar year 2008.

NETS™ Tokyo Stock Exchange REIT INDEX FUND

Regular Holidays. The dates of the regular Japanese holidays in the remainder of calendar year 2008 are as follows:

Nov 23	Dec 30
Nov 24	Dec 31
Dec 23

Redemption. A redemption request over the following dates would result in a settlement period exceeding 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2008):

Redemption Request Date	Redemption Settlement Date (R)	Settlement Period
12/26/2008	1/5/2009	10
12/29/2008	1/6/2009	8
12/30/2008	1/7/2009	8

Thus, in the calendar year 2008, 10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the NETS™ Tokyo Stock Exchange REIT Index Fund.

NETS™ FTSE CNBC GLOBAL 300 INDEX FUND

Regular Holidays. The dates of the regular holidays of Argentina, Australia, Belgium, Brazil, Canada, China, Czech Republic, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Mexico, Netherlands, Norway, Russia, South Africa, Spain, Sweden, Switzerland, Thailand, Taiwan, United Kingdom and United States in the calendar year 2008 are as follows:

Argentina:

Nov 6	Dec 25
Dec 8

Australia:

Nov 4	Dec 26
Dec 24	Dec 31
Dec 25

Belgium:

Nov 11	Dec 26

63

Dec 25

Brazil:

Nov 20	Dec 25
Dec 24	Dec 31

Canada:

Nov 11	Dec 26
Dec 25

China:

Nov 11	Dec 25
Nov 27

Czech Republic:

Nov 17	Dec 25
Dec 24	Dec 26

Finland:

Dec 24	Dec 26
Dec 25	Dec 31

France:

Nov 11	Dec 26
Dec 25

Germany:

Dec 24	Dec 26
Dec 25	Dec 31

Greece:

Dec 25	Dec 26

64

Hong Kong:

Dec 25
Dec 26

India:

Nov 13	Dec 25
Dec 9

Indonesia:

Dec 8	Dec 29
Dec 25	Dec 31
Dec 26

Ireland:

Dec 24	Dec 26
Dec 25	Dec 31

Israel: There are no remaining Israeli holidays in 2008.

Italy:

Dec 8	Dec 26
Dec 24	Dec 31
Dec 25

Japan:

Nov 3	Dec 23
Nov 23	Dec 30
Nov 24	Dec 31

Korea:

Dec 25

Mexico:

Nov 2	Dec 12

65

Nov 17	Dec 25

Netherlands:

Dec 24	Dec 26
Dec 25	Dec 31

Norway:

Dec 24	Dec 26
Dec 25	Dec 31

Russia:

Nov 3	Nov 4

South Africa:

Dec 16	Dec 26
Dec 25

Spain:

Dec 25	Dec 26

Sweden:

Dec 24	Dec 26
Dec 25	Dec 31

Switzerland:

Dec 8	Dec 26
Dec 24	Dec 31
Dec 25

Taiwan: There are no remaining Taiwanese holidays in 2008.

Thailand:

Dec 5	Dec 31
Dec 10

66

United Kingdom:

Dec 25	Dec 26

United States:

Nov 27	Dec 25

Redemption. The longest redemption cycle for the NETS™ FTSE CNBC Global 300 Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. For the remainder of calendar year 2008, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the NETS™ FTSE CNBC Global 300 Index Fund as follows:

Country	Redemption Request Date	Redemption Settlement Date (R)	Settlement Period
China	9/26/08	10/08/08	12
	9/29/08	10/09/08	10
	9/30/08	10/10/08	10

Czech Republic	12/19/08	12/29/08	10
	12/22/08	12/30/08	8
	12/23/08	12/31/08	8

Indonesia	9/26/08	10/06/08	10
	9/29/08	10/07/08	8
	9/30/08	10/08/08	8

Japan	12/26/08	01/05/09	10
	12/29/08	01/06/09	8
	12/30/08	01/07/09	8

Russia*	12/26/08	01/08/09	13
	12/27/08	01/09/09	13
	12/28/08	01/10/09	13

*The settlement cycle in Russia is negotiated on a deal by deal basis and holidays are subject to change without notice

Thus, in the calendar year 2008, 13 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the NETS™ FTSE CNBC Global 300 Index Fund.

67

APPENDIX B

As stated in the Prospectuses, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into other futures transactions or other securities and instruments that are available in the markets from time to time.

I.	Index and Security Futures Contracts

A stock index assigns relative values to the stocks included in the index, which fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures”; broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a Derivatives Transaction Execution Facility (DTEF). Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.	Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to help the Fund track the price and yield performance of its Underlying Index.

III.	Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

68

IV.	Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even for futures that are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

69

Successful use of futures by Funds is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

V.	Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI.	Other Matters

The Funds intend to comply with the regulations of the CFTC exempting it from registration as a “Commodity Pool Operator.” The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

70

APPENDIX C

(Explanatory note: the following are the audited financial statements for the NETS™ FTSE SET Large Cap Index

Fund, which was formerly named NETS™ FTSE SET 30 Index Fund)

NETS™ FTSE SET 30 Index Fund (Thailand)

(a portfolio of NETS Trust)

STATEMENT OF ASSETS AND LIABILITIES

March 11, 2008

ASSETS:

Cash	$100,000

TOTAL ASSETS	$100,000

Net assets	$100,000

Components of Net Assets:
Paid-in Capital	$100,000

Shares of beneficial interest outstanding (unlimited amount authorized, par value of $0.0001)	4,000

Net Asset Value per share	$25.00

See accompanying notes to statement of assets and liabilities.

71

NETS™ FTSE SET 30 Index Fund (Thailand)

(a portfolio of NETS Trust)

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

March 11, 2008

1.	Organization

NETS Trust (the “Trust”), a Maryland Business Trust, was formed on October 29, 2007. The NETS™ FTSE SET 30 Index Fund (Thailand) (the “Fund”) is one of twenty three portfolios currently comprising the Trust, collectively, (the “Funds”). The Trust has had no operations to date other than matters relating to the Funds’ registration as non-diversified, open-end management investment companies under the Investment Company Act of 1940, as amended, and the sale and issuance to Northern Trust Investments, N.A. (“NTI”) of 4,000 shares of beneficial interest at an aggregate purchase price of $100,000 in the Fund. The Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly-traded securities in the aggregate in the Thai market, as represented by the FTSE SET 30 Index.

2.	Summary of Significant Accounting Policies

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Federal Income Tax:

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

3.	Agreements

Unitary Management Fee:

Under the Trust’s Investment Advisory and Ancillary Services Agreement (the “Advisory Agreement”), NTI (the “Adviser”), a subsidiary of The Northern Trust Company, subject to the general supervision of the Funds’ Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities. As compensation for its advisory services and assumption of Fund expenses, NTI is entitled to a unitary management fee, computed daily and payable monthly, at an annual rate of 0.51% of average daily net assets of the Fund, upon commencement of each Fund’s operations.

Under the terms of the Advisory Agreement, the Advisor provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

72

NETS™ FTSE SET 30 Index Fund (Thailand)

(a portfolio of NETS Trust)

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

March 11, 2008

At March 11, 2008, certain officers of the Trust were also employees of the Adviser. The Trust’s officers do not receive fees from the Trust for services in such capacities.

Distributor:

Foreside Fund Services, LLC (the “Distributor”) distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of any Fund. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund.

Other Service Providers:

J.P. Morgan Investor Services Co. (“J.P. Morgan”) is the administrator for each Fund. JPMorgan Chase Bank, N.A. is the custodian and transfer agent for each Fund. Certain employees of J.P. Morgan and JPMorgan Chase Bank, N.A. are also officers of the Trust.

Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer and Treasurer to the Trust. FMS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. As of March 11, 2008, the Advisor had not paid FMS for this service.

4.	Capital

Shares of each Fund are or will be listed on a national securities exchange (each a “Listing Exchange”), such as the New York Stock Exchange; the NYSE Arca, or the American Stock Exchange. Each Fund’s shares will trade at market prices on the respective Listing Exchange. Market prices for a Fund’s shares may be different from its net asset value per share (“NAV”). Each Fund has its own CUSIP number and exchange trading symbol.

Each Fund issues and redeems shares at its NAV only in blocks of 100,000 shares or multiples thereof (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors known as Authorized Participants may purchase or redeem Creation Units. Thus, some of the information contained in these Notes to Financial Statements—such as references to the transaction fees imposed on purchases and redemptions—is not relevant to retail investors.

Each Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay a higher fee to compensate for brokerage and market impact expenses and other associated costs. The standard creation and redemption transaction fee of $2,000 is charged to each purchaser or redeemer on the day such purchaser creates or redeems a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased or redeemed by an investor on the same day.

73

NETS™ FTSE SET 30 Index Fund (Thailand)

(a portfolio of NETS Trust)

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

March 11, 2008

5.	Cash

Cash at March 11, 2008, is on deposit at JPMorgan Chase Bank, N.A. in a non-interest bearing account.

74

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of

NETS Trust:

We have audited the accompanying statement of assets and liabilities of NETSTM FTSE SET 30 Index Fund (Thailand), one of the portfolios constituting NETS Trust (the “Trust”), as of March 11, 2008. This financial statement is the responsibility of the Trust’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of NETSTM FTSE SET 30 Index Fund (Thailand) as of March 11, 2008 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Chicago, Illinois
March 13, 2008

75